Exhibit 10.14

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

STATOILTIME 1

Version 1.1

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Table of Content

1.	Description, Condition of the Vessel and Owners’ Management	4

2.	Shipboard Personnel and their Duties	6

3.	Duty to Maintain	8

4.	Period and Trading Limits	10

5.	Laydays/Cancelling, Delivery and Redelivery, Redelivery Survey	11

6.	Owners to Provide	13

7.	Charterers to Provide	13

8.	Grade of Bunkers, Bunkers on Delivery and Redelivery	14

9.	Rate of Hire	15

10.	Payment of Hire	15

11.	Space Available to Charterers	16

12.	Instructions and Logs	16

13.	Pumping	17

14.	Bills of Lading	17

15.	Loss of the Vessel	19

16.	Off-hire	19

17.	Periodical Dry-docking	22

18.	Routine Ship Inspection and Investigation after Incident/Accident	23

19.	Review of Plans and Additional Equipment	25

20.	Speed, Bunker Consumption and Cargo Heating Warranties	26

21.	Salvage	29

22.	Lien	29

23.	Exceptions	29

24.	Injurious Cargos	30

25.	Cargo Heating	30

26.	Laying-up	31

27.	Requisition	31

28.	Outbreak of War	31

29.	Additional War Expenses	32

30.	War Risks and Government Orders	32

31.	Both to Blame Collision Clause	33

32.	General Average/New Jason Clause	34

33.	Clause Paramount	34

34.	Export/Import Restrictions	35

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35.	Ice	36

36.	Ship to Ship Cargo Transfer	36

37.	Oil Pollution and Insurance	37

38.	Eligibility & Compliance	39

39.	Drug & Alcohol Policy	40

40.	OPA Surcharge	41

41.	ISPS/MTSA	41

42.	Working Safely with Suppliers	42

43.	Ballast Clause	42

44.	Remeasurement Clause	43

45.	Clean Hull	43

46.	Sale of Vessel	43

47.	Cargo Retention Clause	43

48.	In Transit Loss Clause	44

49.	Adherence to Voyage Instruction Clause	44

50.	Smuggling/Contraband Clause	44

51.	Piracy	44

52.	Boycott Clause	45

53.	Blacklisting Clause	45

54.	United States of America (U.C.) Customs and Border Regulation Clause	46

55.	Stowaway Clause	47

56.	Tracking System Clause	47

57.	Continuous Readiness	48

58.	Anti-Corruption and Facilitation Payments	48

59.	Commission	48

60.	Construction	48

61.	Amendment/Variations to the Charter Party	49

62.	Execution of the Charter Party	49

63.	Subletting, Assignment, Novation and Third Party Rights	49

64.	Laws and Arbitration	49

65.	Notices	51

66.	Confidentiality	51

67.	Statoil Shuttletanker Clause	51

69.	Exhibits & Attachments	52

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IT IS THIS DAY AGREED between Knutsen Bøyelaster VI KS, Organisation number 971 585 579, having its registered office Smedasundet 40, 5529 Haugesund, Norway as Owners (hereinafter referred to as ‘Owners’) of the good motor/steam tank vessel named Newbullding Yard Number 5316 to be named Bodil Knutsen registered in Douglas and Isle of Man flag (hereinafter referred to as ‘the Vessel’) described as per Clause 1 hereof and Statoil ASA, Forusbeen 50, 4035 Stavanger, Norway (hereinafter referred to as ‘Charterers’)

1.	Description, Condition of the Vessel and Owners’ Management

At the date of delivery under this Charter Party and throughout the Charter Party period the Vessel:

i.

Shall be classed as +1A1, “Tanker for Oil ESP”, CSR, PLUS#1 , E0, DYNPOS-AUTR, DAT(-30), ICE-1A, VCS-2, SPM, TMON, BIS, OPP-F, BOW LOADING, HELDK-SH, NAUT-AW, CLEAN DESIGN#2, COMF-V(3) C(2), F-AMC by a Classification Society which is a member of the International Association of Classification Societies (IACS);

ii.	Shall be in every way fit to carry Crude Oil in bulk, maximum 3 grades with double valve segregation within the Vessels natural segregation Charterers shall have the option to load more than 3. grades with line and pump co-mingling acceptable, such loading always to be subject to Masters approval which shall not be unreasonably withheld;

iii.	Shall be tight, staunch, strong, in good order and condition, and in every way fit for the service, with her machinery (including but not limited to engines, pumps, boilers, etc.), tanks, hull and other equipment (including but not limited to hull stress calculator, navigational radar, computer and computer systems and all software) in a good and efficient state;

iv.	Shall have tanks, valves and pipelines tight and leak free;

v.	Shall have all relevant navigational and chart systems suitable for a Vessel of her description and for the trading limits set out in Clause 4, and Owners shall ensure that all charts and other navigational publications are maintained fully up to date;

vi.	Shall burn bunkers grade as stipulated under Clause 8 hereof;

vii.	Shall comply with all regulations in force so as to enable her to pass through the Suez Canal or Panama Canal (if applicable) by day and night without delay;

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viii.	Shall at all times have on board all documents and other certificates and equipment required from time to time by any applicable law to enable her to perform the Charter Party service without delay, as further detailed in Clause 38;

ix.	Shall comply with the description in the OCIMF (Oil Companies International Maritime Forum) Harmonised Vessels’ Particulars Questionnaire attached hereto as Attachment 1, provided however that if there is any conflict between the provisions of Attachment 1 and any other provisions, including but not limited to this Clause 1, then this Charter Party shall prevail. Owners shall at all times maintain an updated Harmonised Vessels’ Particulars Questionnaire at OCIMF — SIRE database and the last updated version shall be applicable.

x.	Ownership structure, flag, registry, Classification Society, management company (both technical and commercial) of the Vessel shall not be changed during the currency of this Charter Party without Charterers’ prior written approval. However, if Charterers consent to any change(s) proposed by Owners, then Owners will reimburse all costs and expenses incurred by Charterers in connection with the said change(s) including but not limited to vetting inspection costs incurred as the result of any change.

xi.	Shall be equipped with a Fresh Water evaporator which is capable of making sufficient fresh water to supply Vessels’ domestic needs.

xii.	Owners shall operate:

a) safety management system certified to comply with the International Safety Management Code (ISM Code), as may be amended from time to time, for the safe operation of ships and for pollution prevention;

b) documented safe working procedures systems (including procedures for the identification and mitigation of risks);

c) a documented environmental management system;

d) documented accident/incident reporting systems compliant with the Vessel’s flag state requirements. In the absence of any such requirements from the flag state such requirements to be in accordance with ISM Code

xiii.	Owners warrant and undertake to provide effective emergency response facilities and trained personnel to deal with all emergencies arising out of or in connection with any voyage undertaken under the terms and conditions of this Charter Party. Owners warrant that they or the Vessels Master will report without undue delay any incident or possible situation that may arise including but not limited to, fatality, serious leakage, gas leakage, oil spill, any pollution incident (irrespective of severity/consequences), fire, collision, grounding, serious personnel accident or serious technical non conformities directly to Charterers in accordance with Reporting of HSE data to

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Statoil from Shipping Service Providers as attached hereto, or in accordance with the orders given for a specific voyage. Any requirement under a particular voyage for reporting of accidents/incidents to third parties does not absolve Owners/Master from complying with the terms of this Clause 1 xiii. However, notifications required by law or to ensure safety, or any other appropriate action should be made before fulfilling Charter Party requirements.

xiv.	In addition to the requirements of sub-clause 1 xiii. above, Owners shall submit to Charterers a written report each quarter, or for any other period as may be directed by Charterers from time to time, in compliance with requirements of Charterers’ requirements as set out in “Reporting of HSE data to Statoil from Shipping Service providers” — as attached and as amended from time to time.

xv.	Owners shall maintain a Health Safety and Environmental (HSE) system in accordance with the best practice standards of the industry. Owners shall at all times maintain records to demonstrate compliance with the provisions of the HSE system and the HSE requirements of this Charter Party. Charterers have the right to confirm Owners’ compliance by audit of Owners and/or Technical and/or Commercial managers of the Vessel at any time.

xvi.	Owners shall participate in the Tanker Management Self Assessment program (TMSA) and will maintain a minimum standard of TMSA 2 Level 2 in all chapters. Charterers have the right to confirm Owners’ compliance by audit of Owners and/or Technical and/or Commercial managers of the Vessel at any time.

xvii.	Owners warrant the Vessel is equipped with certified Crude Oil Washing (COW) system, and that the Vessels’ officers have valid COW certificates and are experienced in operation of the COW system.

2.	Shipboard Personnel and their Duties

At the date of delivery of the Vessel under this Charter Party and throughout the Charter Party term:

i.	Vessel shall have a full and efficient complement of Master, Officers and Crew for a vessel of her tonnage, who shall in any event be not less than the number required by the laws of the flag state and who shall be trained to operate the Vessel and her equipment competently and safely.

ii.	All shipboard personnel shall hold valid certificates of competence in accordance with the requirements of the law of the flag state and IMO’s SOLAS consolidated edition 2004 including later amendments.

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iii.	All shipboard personnel shall be trained in accordance with the relevant provisions of the International Convention on Standards of Training, Certification and Watchkeeping for Seafarers, 1995 or any additions, modifications or subsequent versions thereof.

iv.	The Master, Officers and Crew engaged in operations where they need to communicate in English, shall be proficient in the use of spoken English language to efficiently communicate with Charterers or other entities such as the authorities and those who give services and assistance to the Vessel as well as to carry out cargo and bunkering operations both at loading and discharging places quickly, efficiently and safely. The Owners and Master shall use all reasonable endeavours to ensure that all pilotage or other contracts under which services are rendered to the Vessel include a provision that all communication between pilots, tug boats or other personnel shall be conducted in the English language and shall use all reasonable endeavours to ensure that all communication onboard and with shore personnel during mooring and loading operations are carried out in the English language. In addition to the above the Master and the Officers shall be proficient in the use of the written English language.

v.	The terms of employment of the Vessels Officers and Crew shall always remain acceptable to the International Transport Workers Federation (ITF) and the Vessel will hold and carry onboard a valid ITF certificate or equivalent document acceptable to the ITF.

Any time loss to Charterers by reason of the Vessel being delayed and/or boycotted and/or arrested etc. due to non-compliance and/or breach of this provision shall give Charterers the right to put the Vessel off-hire and/or claim damages from Owners. Such damage shall always be direct and not consequential.

vi.	If Charterers complain about the conduct of the Master or any of the Officers or crew, Owners shall immediately investigate the complaint. If the complaint proves to be well founded, Owners shall, without delay, make a change in the appointments and Owners shall in any event communicate the result of their investigations to Charterers as soon as possible.

vii.	The manning level and nationality of the Vessel’s Master, Officers and Crew given in the OCIMF Harmonised Vessel’s Particulars Questionnaire referred to in Clause 1 ix.—will not change without Charterers’ prior agreement.

viii.	Owners guarantee that throughout the Charter Party service the Master shall together with the Vessel’s Officers and Crew, unless otherwise ordered by Charterers;

a) Prosecute all voyages with the utmost despatch;

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Plan all voyages from the place of loading to the discharging location taking into account the weather conditions, vessel routing and all other requirements of safe navigation; and

b) Render all customary assistance; and

c) Unless ordered by Charterers or their agents to the contrary load and discharge the cargo as rapidly as possible by night or by day, but always in accordance with the laws of the place of loading or discharging (as the case may be) and in each case in accordance with any applicable laws of the flag state in a safe manner.

ix.	Owners undertake that Vessel’s deck officers shall participate in simulator training courses or other training courses as may be required by Charterers from time to time. However, such training shall not in any manner shift and/or minimise and/or replace Owners’ obligations under the Charter Party and the relevant laws nor will it relieve and/or absolve Owners from their liability towards the Charterers nor shall Owners use the fact that such training has been given to the crew as a defence to any claim. Owners shall ensure that the Vessel’s Master and Officers have attended Ship Handling course and Bridge Resource Management training and refresher courses of a standard recognised by an industry body or association in accordance with the guidelines set by IMO.

x.	The Master shall observe the recommendations as to traffic separation and routing which are issued from time to time by the International Maritime Organisation (IMO) or by any other relevant government or authority.

3.	Duty to Maintain

i.	Throughout the Charter Party service Owners shall, whenever the passage of time, wear and tear or any event (whether or not coming within Clause 23 hereof) requires steps to be taken to maintain or restore the conditions stipulated in Clauses 1 and 2, exercise due diligence so to maintain or restore the Vessel.

ii.	If at any time whilst the Vessel is on hire under this Charter Party the Vessel fails to comply with the requirements of Clauses 1, 2 or 11, then hire shall be reduced to the extent necessary to indemnify Charterers for such failure. If and to the extent that such failure affects the time taken by the Vessel to perform any services under this Charter Party, hire shall be reduced by an amount equal to the value, calculated at the rate of hire, of the time so lost.

Any reduction of hire under this sub-Clause (ii) shall be without prejudice to any other remedy available to Charterers, but where such reduction of hire is in respect of time lost, such time shall be excluded from any calculation under Clause 20.

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iii.	If Owners are in breach of their obligation under Clause 3 i., or hire has been reduced pursuant to Clause 3 ii. above, Charterers may so notify Owners in writing, and if, after the expiry of 30 days following the receipt by Owners of any such notice, Owners have failed to document to Charterers’ reasonable satisfaction the exercise of due diligence to comply with Clauses 1, 2 or 11, and/or to fulfil the undertakings as required in Clause 3 i., the Vessel shall be off-hire, without prejudice to Charterers right to claim damages, and no further hire payments shall be due, until Owners have so demonstrated to Charterers’ reasonable satisfaction that they are exercising such due diligence.

iv.	Owners shall ensure at their expense that, throughout the term of this Charter Party, a SIRE inspection report shall be on file with OCIMF for an inspection carried out within the last 6 months by an oil company that is a member of OCIMF and not an affiliated or associated company of the Charterers.

Owners warrant that throughout the duration of this charter the Vessel will remain acceptable to Statoil.

v.	Owners shall on a monthly basis provide Charterers with a list of inspections undertaken and those planned, including but not limited to, major oil companies, port state or flag state inspections. Charterers shall have the option to require Owners to arrange inspection by specific oil companies if they deem necessary, and Owners will undertake best endeavours to arrange said inspection in a timely manner, with any ~~loss of time~~ and inspection costs in connection with any such inspections being for Owners’ account except for Charterers own inspection which is for their account.

vi.	Owners shall advise Charterers as soon as they become aware ~~immediately~~, in writing, should the Vessel fail an inspection by a governmental and/or port state authority, and/or terminal and/or oil company. Owners shall simultaneously advise Charterers of their proposed course of action to remedy the defects which have caused the Vessel to fail such inspection.

vii.	If, in Charterers’ reasonably held view:

a) The failure of an inspection or the non-existence or expiry of a SIRE report (as provided in this Clause 3), or

~~b) any finding of an inspection, referred to in Clause 3.vi.,~~

prevents the normal commercial operations of the Vessel, then Charterers have the option to place the Vessel off-hire from the date and time that the Vessel ~~fails such inspection, or in Charterers’ sole discretion the Vessel~~ becomes commercially inoperable, until the date and time that the Vessel is again commercially operable ~~passes a re-inspection by the same organization, or becomes commercially operable~~, which shall be in a position (both geographically and financially) no less favourable to Charterers than that at which the Vessel went off-hire.

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viii.	Furthermore, should the period that the Vessel is off-hire under this Clause 3 (with the exception of paragraph Clause 3 vii. b above) exceed ~~45~~ 180 days, then Charterers shall have the option to terminate this charter party by giving 10 days written notice of said cancellation. This sub-Clause 3 viii. is without prejudice to any other rights of Charterers or obligation of Owners under this Charter Party or otherwise (including without limitation Charterers’ right under Clause 16 hereof).

4.	Period and Trading Limits

i.	Owners agree to let and Charterers agree to hire the Vessel for a period of 5 years plus or Minus 30. days in Charterers’ option, plus further 12 months in Charterers option (first additional period), plus further 12 months in Charterers option (second additional period) and a further 12 months in Charterers option (third additional period); each optional period declarable 180 days prior to the expiry of the prior period, 30 days more or less in Charterers option shall apply to final period only, commencing from the time and date of delivery of the Vessel pursuant to Clause 5 hereof, for the purpose of carrying all lawful merchandise, (subject always to Clause 24) in any part of the world, as Charterers shall direct, subject to the limits of the current ~~International Navigating Conditions (01/11/03)~~ and excluding the following areas:

World wide trading within Norwegian Institute warranties limits, excluding Lebanon, Albania, Orinoco River, Cuba, Haiti, Cambodia, Eritrea, North Korea, Sudan, Yemen, Marcaibo and all areas and countries excluded by vessels flag state or subject to United Nations embargo.

Notwithstanding the foregoing, but subject to Clause 30, Charterers may order the Vessel to any part of the world outside such limits provided that Owners consent thereto (such consent not to be unreasonably withheld) and that Charterers pay for any insurance premium required by the Vessel’s underwriters as a consequence of such order.

ii.	Any time during which the Vessel is off-hire under this Charter Party may be added to the Charter Party period in Charterers’ option in accordance with Clause 16 up to the total amount of time spent/lost as off-hire. In such cases the Rate of Hire payable to Owners shall be that prevailing at the time the Vessel would, but for the provisions of this Clause, have been redelivered.

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iii.	Charterers shall use due diligence to ensure that the Vessel is only employed between and at safe places (which expression when used in this Charter Party shall include ports, berths, wharves, docks, anchorages, single buoy moorings, alongside vessels or lighters, and other locations including locations at sea) where she can safely reach and lie always afloat. Notwithstanding anything contained in this or any other Clause of this Charter Party, Charterers do not warrant the safety of any place to which they order the Vessel and shall be under no liability in respect thereof unless caused by failure to exercise due diligence on the part of the Charterers, and Charterers are not responsible for any neglect or default on the part of their servants agents or independent contractors. Subject as above, the Vessel shall be loaded and discharged at any places as Charterers may direct, provided that Charterers shall exercise due diligence to ensure that any ship-to-ship transfer operations shall conform to standards not less than those set out in the latest published edition of the ICS/ OCIMF Ship-to- Ship Transfer Guide as dealt with in Clause 36.

5.	Laydays/Cancelling, Delivery and Redelivery, Redelivery Survey

i.	The Vessel shall not be delivered to Charterers before January 1st 2011.

and Charterers without prejudice to their rights to claim damages, shall have the option to cancel this Charter Party if the Vessel is not ready and at their immediate disposal on or before 31st March 2011.

Owners to narrow the date range provided above to a 3 days spread not later than 20 days before the first day of the 3 days spread.

ii.	Delivery for purposes of this Charter party shall take place;

a) If an on-hire survey is involved when the said surveyor passes the Vessel; and

b) When the Master has given a valid Notice of Delivery to Charterers or their agents stating that the Vessel is at the delivery point and is in all respect ready for the service and that the Vessel is at Charterers’ disposal.

iii.	Unless otherwise agreed, the Vessel shall be delivered by Owners upon dropping last outward sea pilot at any time day or night Sundays and holidays included at One Port West Coast Norway in Owners option and redelivered to Owners upon dropping last outward sea pilot at any time day or night Sundays and holidays included at a port in One Safe Port United Kingdom, Continent (Gibraltar-Hamburg range) or Mediterranean Sea not East of but including Greece at Charterer’s option or as mutually agreed between Owners & Charterers. Charterers shall use best endeavours to find suitable cargo within own programme in order to assist Owners in positioning vessel from shipyard to port of delivery. Any resultant voyage concluded shall be at the applicable market rate with terms as per Charterers usual single voyage terms as amended.

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iv.	The Vessel will be delivered with last cargo~~(es)~~ of Crude Oil or other cargo as agreed between Owners and Charterers.

v.	Delivery notice to be given to Charterers 30 / 20 /10 / 7 days ~~(including the port of delivery)~~ prior to delivery of the Vessel and daily thereafter, Owners shall give Charterers a 5/3/~~2~~/1 days definite notice including place of delivery. Prior to these notice requirements Owners shall keep Charterers updated with Vessels construction schedule and any delay thereto.

vi.	Redelivery notice to be given to Owners . 30 / 20 /10 / 7 days (including the port of redelivery) prior to redelivery of the Vessel and daily thereafter, Charterers shall give Owners 5/3/2/1 days definite notice of redelivery.

vii.	In the event that the Vessel is free of cargo on her last voyage under this Charter Party at a port outside the redelivery range as provided herein, Charterers shall have the option to redeliver the Vessel at said port. Charterers shall reimburse Owners for a theoretical voyage from the redelivery port to the nearest port or place as provided for in the redelivery range under this Charter, and said voyage shall be calculated on the basis of the daily hire rate as applicable under this Charter Party and the value of bunkers consumed based on the guaranteed ballast speed and consumption per Clause 20 hereof.

viii.	If the last cargo carried prior to redelivery under this Charter Party shall require cleaning beyond the normal requirements for a similar cargo due to the unusual characteristics of the particular cargo loaded, then Charterers shall compensate Owners for reasonable documented additional cleaning expenses as mutually agreed.

ix.	Should the Vessel be on her voyage towards the place of redelivery at the time a payment of hire is due, payment of hire shall be made for such length of time as Owners and Charterers may agree upon as being the estimated time necessary to complete the voyage, less any disbursements made or expected to be made or expenses incurred or expected to be incurred by Charterers for Owners account less any amounts that Charterers otherwise may be permitted to withhold or deduct under the terms of this Charter Party (including but not limited to off-hire period and any claim for speed and performance), and less the estimated value of bunker fuel remaining at the termination of the voyage; and when the Vessel is redelivered, any overpayment shall be refunded by Owners or underpayment paid by Charterers.

x.	Notwithstanding the provisions of Clause 4 hereof, should the Vessel be upon a voyage (laden or ballast) at expiry of the period of this Charter Party, Charterers shall have the use of the Vessel at the same rate, terms and conditions for such extended time as may be necessary for the completion of the voyage on which the Vessel is engaged until her return to a port of redelivery as provided in this Charter Party.

xi.	Delivery survey and redelivery survey shall be held jointly by Owners and Charterers, cost of which shall be equally shared by Owners and Charterers but to be held in Owners’ time for on-hire survey and Charterers’ time for off-hire survey.

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6.	Owners to Provide

Owners undertake to provide and to pay for all provisions, wages (including but not limited to all overtime payments), and shipping and discharging fees and all other expenses of the Master, Officers and Crew; for communication and victualling expenses incurred on Charterer’s behalf; also, except as provided in Clause 4 and 29 hereof, for all insurance on the Vessel; for all deck, cabin and engine-room stores, and for potable water; for all dry-docking, overhaul, maintenance and repairs to the Vessel; for fumigation expenses and de-rat certificates; and for certificates and other requirements necessary to enable the Vessel to be employed throughout the trading limits herein provided; and for all other expenses connected with the operation, maintenance and navigation of the Vessel. Owners’ obligations under this Clause 6 extend to all liabilities for customs or import duties arising at any time during the performance of this Charter Party in relation to the personal effects of the Master, Officers and Crew, and in relation to the stores, provisions and other matters aforesaid which Owners are to provide and pay for and Owners shall refund to Charterers any sums Charterers or their agents may have paid or be compelled to pay in respect of any such liability. Any amounts allowable in General Average for wages and provisions and stores shall be credited to Charterers insofar as such amounts are in respect of a Period when the Vessel is on-hire.

7.	Charterers to Provide

i.	Charterers shall provide and pay for all bunkers, towage and pilotage and shall pay agency fees, port charges, commissions, expenses of loading and unloading cargoes, canal dues and all charges other than those payable by Owners in accordance with Clause 6 hereof, provided that all charges for the said items shall be for Owners’ account when such items are consumed, employed or incurred for Owners’ purposes or while the Vessel is off-hire (unless such items reasonably relate to any service given or distance made good and taken into account under Clause 16 or 17); and provided further that any bunkers used in connection with a General Average sacrifice or expenditure shall be paid for by Owners.

ii.	In respect of bunkers consumed for Owners purposes these will be charged on each occasion by Charterers on a first-in-first-out (FIFO) basis valued on the prices actually paid by Charterers.

iii.	If the trading limits of this Charter Party include ports in the United States of America and/or its protectorates the Charterers shall reimburse Owners for port specific charges relating to additional premia reasonably charged by providers of oil pollution cover, when incurred by the Vessel calling at ports in the United States of America and/or its protectorates in accordance with Charterers orders.

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8.	Grade of Bunkers, Bunkers on Delivery and Redelivery

i.	Charterers shall accept and pay for all bunkers on board at the time of delivery, and Owners shall on redelivery (whether it comes at the end of the Charter Party or at the earlier termination of this Charter Party) accept and pay for all bunkers remaining on board at the price actually paid for on first-in-first-out (FIFO) basis. Such prices to be supported by paid invoices.

ii.	Vessel to be delivered to Charterers and redelivered to Owners under this Charter Party with, a quantity of bunkers on board sufficient to reach the nearest main bunkering port.

iii.	Charterers shall supply Bunker Oil with a maximum viscosity of 380 Centistokes at 50 degrees centigrade (RMG 380, ISO 8217, 2005 International Standard for Residual Marine Fuels) and Marine Diesel Oil (DMB, ISO 8217, 2005) for main propulsion and auxiliaries respectively. If Owners require the Vessel to be supplied with a different specification of bunkers they shall be liable for the extra cost thereof.

iv.	Charterers shall have at all time the obligation to supply the quality of bunkers in accordance with MARPOL Convention Annex VI, however, Owners and/or Master have the obligation to ensure that the quality of bunkers actually used in the areas where the Vessel is trading is in accordance with the MARPOL Convention.

v.	With respect to low-sulphur bunkers required under the MARPOL Convention the following is agreed:

a) Owners warrant that the Vessel shall be delivered with sufficient low-sulphur bunkers to reach a port or place where suitable low-sulphur bunkers may be delivered.

b) Charterers warrant that the Vessel shall be redelivered with sufficient low- sulphur bunkers to reach a port or place where suitable low-sulphur bunkers may be delivered.

vi.	Without prejudice to Charterers’ right to put the Vessel off-hire, any delays, costs, expenses, fines and all other consequences arising from or in connection with the Owners and/or Master non-compliance with the sub-clauses (iv) and (v) of this Clause 8 shall be the sole responsibility and risk of the Owners.

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vii.	Owners shall arrange to have each bunker delivery to the Vessel analysed by DnV Fuel Testing Service or other similar institution, and will forward a copy of the analysis to Charterers as soon as it is received. Further, Owners shall arrange for and retain properly sealed and identified samples of each grade of bunkers received. Costs for said bunker analysis shall be shared on a 50/50 basis between Owners and Charterers. Payment to be made against Owners supporting documentation.

9.	Rate of Hire

Subject as herein provided, Charterers shall pay United States Dollars ***** (***** *****) per day/ and pro rata for part thereof for the use and hire of the Vessel from the time and date of her delivery pursuant to Clause 5 hereof for the first 12 months of the charter. Thereafter on each anniversary date of the Vessels delivery the rate of hire shall be increased by *****% (***** per cent), the revised hire so calculated shall be applicable from 0001 hours on the anniversary date of the Vessels delivery. These escalation principals shall also apply for the optional periods under this charter if so declared and continue until the time and date of her redelivery to Owners. For any off-hire periods for which Charterers exercise their option to add to the charter period in accordance with the provisions of clause 16 hereof, the applicable hire rate shall be that prevailing at the time the off-hire incident occurred.

10.	Payment of Hire

i.	Subject as herein provided, payment of hire shall be made by Charterers in immediately available funds to Den Norske Bank ASA, Haugesund, Norway. Account — ***** ***** ***** *****

Swift — ***** *****

In favour of Knutsen Bøyelaster VI KS

per calendar month in advance in U.S. Dollars by telegraphic transfer, less:

a) Any hire paid which Charterers reasonably estimate to relate to off-hire periods, and

b) Any amounts disbursed on Owners’ behalf, any advances made and commissions thereon, and charges which are for Owners’ account pursuant to any provision hereof, and

c) Any amounts due or reasonably estimated to become due to Charterers under Clause 3 or Clause 20 hereof.

Any such adjustments to be made at the due date for the next monthly payment after the facts have been ascertained. Charterers shall not be responsible for any delay or error by Owners’ bank in crediting Owners’ account provided that Charterers have given proper and timely payment instructions to their own bank/financial institution.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

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ii.	In default of such proper and timely payment:

a) Owners shall notify Charterers of such default and Charterers shall within ten working days of receipt of such notice pay to Owners the amount due including interest, failing which Owners may withdraw the Vessel from the service of Charterers at anytime without prejudice to any other rights Owners may have under this Charter Party or otherwise.

and

b) Interest on overdue payments shall be paid for the period starting on and including the due dates for payment as set forth in this Charter Party and ending on but excluding the value date of the payment, on the basis of an annual rate corresponding to the one (1) month London Interbank Offered Rate (LIBOR) (or such other interest rate as may be issued in replacement thereof) as published by the Financial Times (or as published by the National Westminster Bank, London if the Financial Times is not published or the next publication) per due date for payment plus 2%.

11.	Space Available to Charterers

The whole reach, burthen and decks of the Vessel and any passenger accommodation shall be at Charterers’ disposal reserving only proper and sufficient space for the Vessel’s Master, Officers, Crew, tackle, apparel, furniture, provisions and stores, provided that the weight of stores on board shall not, unless specially agreed, exceed 600 metric tons excluding fresh water at any time during the Charter Party period.

12.	Instructions and Logs

Charterers shall from time to time give the Master all requisite instructions and sailing directions in writing, and the Master shall keep a full and correct log in English of the voyage or voyages, which Charterers or their agents may, at any time, inspect as required. The Master shall when required furnish Charterers or their agents with a true copy of such log and with properly completed loading and discharging port sheets and voyage reports for each voyage and other returns as Charterers may require. Charterers shall be entitled to take copies at Owners’ expense of any such documents which are not provided by Master.

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13.	Pumping

i.	Owners agree and guarantee that the pumping equipment will throughout the term of this Charter Party, be able to discharge a full cargo of Crude Oil with a specific gravity of 0.88 in 20 hours including stripping, or maintain an average back pressure of 100 PSI at the Vessel’s manifold (provided shore facilities permit). In the event the Vessel undertakes crude oil washing (COW) of the tanks during discharge, the Vessel shall be allowed an additional 6 hours for COW of all tanks or pro rata for number of tanks where COW is performed.

ii.	The Vessel to be considered off-hire for each hour, or part of an hour, for completing pumping of a full cargo in excess of the respective number of hours guaranteed herein for pumping a full cargo.

iii.	If cargo is pumped against a back pressure of more than 100 PSI at the Vessel’s manifold, or if the pumping is delayed due to the unique characteristics of the cargo being pumped or the conditions at the receiving terminal, or otherwise if the pumping is interrupted for reasons beyond the Vessel’s control, the guarantee shall be suspended only for such time that pumping is delayed due to the unique characteristic of the cargo and/or the adverse conditions of the receiving terminal and/or for reasons beyond the control of the Vessel.

iv.	The Master shall issue letter of protest(s) (LOPs) to the appropriate parties such as the sub-charterers or their agents, receivers and/or terminal operators in the event that discharge is delayed for whatsoever reason beyond the Vessel’s control, and specifically for occurrences as provided for in sub-clause iii. above. Master shall use reasonable endeavours to ensure that such LOP is countersigned by port or terminal representatives.

14.	Bills of Lading

i.	The Master (although appointed by Owners) shall be under the orders and direction of Charterers as regards employment of the Vessel, agency and other arrangements, and shall sign Bills of Lading as Charterers or their agents may direct (subject always to Clause 30 i. and Clause 34 without prejudice to this Charter Party. Charterers hereby indemnify Owners against all consequences or liabilities that may arise from:

a) signing Bills of Lading in accordance with the directions of Charterers or their agents, to the extent that the terms of such Bills of Lading fail to conform to the requirements of this Charter Party, or (except as provided in sub-clause 14 ii. bellow) from the Master otherwise complying with Charterers’ or their agents’ orders;

b) from any irregularities in papers supplied by Charterers or their agents.

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ii.	If Charterers by telex, fax, e-mail or other form of written communication that specifically refers to this Clause request Owners to discharge a quantity of Cargo either without production of the Bills of Lading and/or at a discharging place other than that named in a Bill of Lading and/or that is different from the Bill of Lading quantity, then Owners shall discharge such Cargo in accordance with Charterer’s instructions in consideration of receiving the following indemnity which shall be deemed to be given by Charterers on each and every such occasion and which is limited in value to 200% of the CIF value of the Cargo carried on board;

“(i) Charterers shall indemnify Owners and Owners’ servants and agents in respect of any liability loss or damage of whatsoever nature (including legal costs as between attorney or solicitor and client and associated expenses) which Owners may sustain by reason of delivering such Cargo in accordance with Charterers’ request.

(ii) If any proceeding is commenced against Owners or any of Owners’ servants or agents in connection with the Vessel having delivered Cargo in accordance with such request, Charterers shall provide Owners or any of Owners’ servants or agents from time to time on demand with sufficient funds to defend the said proceedings.

(iii) If the Vessel or any of the vessels or property belonging to Owners should be arrested or detained, or if the arrest or detention thereof should be threatened, by reason of discharge in accordance with Charterers instruction as aforesaid, Charterers shall provide on demand such bail or other security as may be required to prevent such arrest or detention or to secure the release of such vessel or property and Charterers shall indemnify Owners in respect of any loss, damage or expenses caused by such arrest or detention whether or not same may be justified.

(iv) Charterers shall, if called upon to do so at any time while such Cargo is in Charterers’ possession, custody or control, redeliver the same to Owners.

(v) As soon as all original Bills of Lading for the above Cargo which name as discharge port the place where delivery actually occurred shall have arrived and/or come into Charterers’ possession, Charterers shall produce and deliver the same to Owners whereupon Charterers’ liability hereunder shall cease.

Provided however, if Charterers have not received all such original Bills of Lading by 24.00 hours on the day 36 calendar months after the date of discharge, that this indemnity shall terminate at that time unless before that time Charterers have received from Owners written notice that:

aaa) Some person is making a claim in connection with Owners delivering Cargo pursuant to Charterers request or,

bbb) Legal proceedings have been commenced against Owners and/or carriers and/or

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Charterers and/or any of their respective servants or agents and/or the Vessel for the same reason.

When Charterers have received such a notice, then this indemnity shall continue in force until such claim or legal proceedings are settled. Termination of this indemnity shall not prejudice any legal rights a party may have outside the indemnity

(vi) Owners shall promptly notify Charterers if any person (other than a person to whom Charterers ordered Cargo to be delivered) claims to be entitled to such Cargo and/or if the Vessel or any other property belonging to Owners is arrested by reason of any such discharge of Cargo.

(vii) This indemnity shall be governed and construed in accordance with the English law and each and any dispute arising out of or in connection with this indemnity shall be subject to the jurisdiction of the High Court of Justice of England.”

iii.	Owners warrant that the Master will comply with orders to carry and discharge against one or more Bills of Lading from a set of original negotiable Bills of Lading should Charterers so require.

15.	Loss of the Vessel

Without prejudice to Charterers right pursuant to Clause 16, should the Vessel be lost, this Charter Party shall terminate and hire shall cease at noon UTC on the day of her loss. Should the Vessel be a constructive total loss, this Charter Party shall terminate and hire shall cease at noon Coordinated Universal Time (“UTC”) on the day on which Vessel’s underwriters agree that the Vessel is a constructive total loss. Should the Vessel be missing, this Charter Party shall terminate and hire shall cease at noon UTC on the day on which the Vessel was last heard of. Any hire paid in advance and not earned shall be returned to Charterers and Owners shall reimburse Charterers for the value of the estimated quantity of bunkers onboard at the time of termination, at the price paid by Charterers at the last bunkering port. In both cases return hire and bunker price shall be paid to Charterers together with interest on such amounts calculated at the same rate as that specified in Clause 10.

16.	Off-hire

i.	On each and every occasion that there is loss of time (whether by way of interruption in the Vessel’s service or, from reduction in the Vessel’s performance, or in any other manner):

a) due to deficiency of personnel or stores, repairs, gas-freeing for repairs, time in and waiting to enter dry dock for repairs, breakdown (whether partial or otherwise) of machinery, boilers or other parts of the Vessel or her equipment, overhaul, maintenance or survey, collision, stranding, accident or damage to the Vessel, ~~or any other cause whatsoever~~ preventing the efficient working of the Vessel; or

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b) due to industrial action, strikes, refusal to sail, delay, inability or unwillingness to perform a task, breach of orders or neglect of duty on the part of the Master, Officers or Crew; or

c) for the purpose of obtaining medical advice or treatment for, or landing, any sick or injured person other than a Charterers’ representative or for the purpose of landing the body of any person other than a Charterers’ representative; or

d) due to any delay in quarantine arising from the Master, Officers or Crew having had communication with the shore at any infected areas without written consent or instruction of Charterers or their agents, or to any detention by customs or other authorities caused by smuggling or other infraction of local law on the part of the Master, Officers or Crew; or

e) due to detention of the Vessel by authorities at home or abroad attributable to legal action against the Vessel and/or breach of rules and regulations by the Vessel, the Vessel’s Owners, or Managers/Operators (unless brought about by the act or neglect of Charterers); then;

without prejudice to Charterers’ rights under Clause 3 or to any other rights of Charterers hereunder, or otherwise, the Vessel shall be off-hire from the commencement of such loss of time until she is again ready and in an efficient state to resume her service from a position not less favourable (both geographically and financially) to Charterers than that at which such loss of time commenced; provided, however, that any service given or distance made good by the Vessel whilst off hire shall be taken into account in assessing the amount to be deducted from hire.

ii.	if the Vessel fails to proceed at any guaranteed speed pursuant to Clause 20, and such failure arises wholly or partly from any of the causes set out in Clause 16 i. above, then the period for which the Vessel shall be off-hire under this Clause 16 shall be the difference between:

a) the time the Vessel would have required to perform the relevant service at such guaranteed speed, and

b) the time actually taken to perform such service (including any loss of time arising from interruption in the performance of such service).

For the avoidance of doubt, all time included under this sub-Clause ii. shall be excluded from any computation under Clause 20.

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iii.	Should the Vessel experience waiting time/idle time Owners may request Charterers permission to perform overhaul and/or repairs provided that no time is lost to the Vessel’s operation. Such permission not to be unreasonably withheld by Charterers, but if as a consequence of Owners carrying out any such overhaul and/or repairs, time is lost and/or Charterers incur loss of time, expenses and/or other losses, Owners shall indemnify Charterers for such loss of time, expenses and/or other losses. Owners shall advise Charterers of the intended duration/extent of such repairs and whether the Vessel will be immobilised. Any such overhaul repairs shall always be carried out in accordance with local port/terminal regulations and Owners shall ensure that all relevant authorities are advised, permissions obtained and relevant precautions undertaken.

iv.	Further and without prejudice to the foregoing, in the event of the Vessel deviating (which expression includes without limitation putting back, or putting into any port other than that to which she is bound under the instructions of Charterers) for any cause or purpose mentioned in Clause 16i, the Vessel shall be off-hire from the commencement of such deviation until the time when she is again ready and in an efficient state to resume her service from a position not less favourable to Charterers than that at which the deviation commenced, provided, however, that any service given or distance made good by the Vessel whilst so off-hire shall be taken into account in assessing the amount to be deducted from hire. If the Vessel, for any cause or purpose mentioned in Clause 16 i., puts into any port other than the port to which she is bound on the instructions of Charterers, the port charges, pilotage and other expenses at such port shall be borne by Owners. Should the Vessel be driven into any port or anchorage by stress of weather, hire shall continue to be due and payable during any time lost thereby.

v.	Vessel shall be also off-hire for any time loss by the failure of the Vessel to comply with the warranties contained in Clause 13.

vi.	Any time lost due to Vessels failure to maintain the temperature of the cargo or heat up the cargo in accordance with Clause 25 shall count as off-hire including without limitation, any delay in moving the Vessel from and back to a berth or place of discharging, any additional costs and expenses including but not limited cost of tugs, mooring boats and similar services and any waiting time as a result of loss of place in berthing queue.

vii.	If the Vessel’s trading is affected by hostilities, and Charterers in consequence of such hostilities find it commercially impracticable to employ the Vessel and have given Owners written notice thereof then from the date of receipt by Owners of such notice until the termination of such commercial impracticability the Vessel shall be off-hire. Notwithstanding the foregoing, Owners shall have the right to take steps to remedy the situation, including but not limited to change of flag, subject to Charterers approval, such approval not to be unreasonably withheld. All costs incurred shall be at Owners time and expense.

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viii.	Time during which the Vessel is off-hire under this Charter Party shall count as part of the Charter Party period unless Charterers should opt otherwise. Charterers to declare such option 45 days prior to expiry of original period. Any off hire periods occurring during the last 45 days of the Charter Party may at Charterers option be declared as counting within 7 days of their occurrence and the Charter Party period shall be extended accordingly.

ix.	If the Vessel is continuously off-hire for more than ~~45~~ 180 days Charterers shall have the option to terminate this Charter Party by giving written notice to Owners. Such termination shall be without prejudice to any claims that Charterers may otherwise have against the Owners.

x.	Without prejudice to Charterers’ right to claim damages, any time lost by reason of matters falling within Clause 1 or Clause 2 shall be considered as off-hire.

17.	Periodical Dry-docking

ALTERNATIVE 1) OR 2) TO BE SELECTED:

ALTERNATIVE 1

i.	Owners have the right and obligation to dry-dock the Vessel at regular intervals of 5 years but always in accordance with Vessel’s Classification Society requirements. On each occasion Owners shall propose to Charterers a date on which they wish to dry-dock the Vessel, not less than 60 days before such date, and Charterers shall propose a port for such periodical dry-docking and shall take all reasonable steps to make the Vessel available as near to such port and date as practicable.

Owners shall put the Vessel in dry-dock at their expense as soon as practicable after Charterers place the Vessel at Owners’ disposal clear of cargo other than tank washings and residues. Owners shall be responsible for and pay for the disposal into reception facilities of such tank washings and residues and shall have the right to retain any monies received therefore, without prejudice to any claim for loss of cargo under any Bill of Lading or this Charter Party.

ii.	If a periodical dry-docking is carried out in the port offered by Charterers (which must have suitable accommodation for the purpose and reception facilities for tank washings and residues), the Vessel shall be off-hire from the time she is at Owners disposal until dry-docking is completed and she is in every way ready to resume Charterers service and is at the position at which she went off-hire or a position no less favourable to Charterers, whichever she first attains.

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iii.	Owners shall not trade the Vessel for their own account on passages to or from the dry docking port unless so agreed by Charterers.

iv.	The expense of gas freeing, including without limitation the cost of bunkers, shall be for Owners account.

v.	If Owners require the Vessel instead of proceeding to the offered port, to carry out periodical dry docking at a special port selected by them, the Vessel shall be off-hire from the time when she is released to proceed to the special port until she next presents for loading in accordance with Charterers’ instructions at a position no less favourable to Charterers than when she went off-hire, provided, however, that Charterers shall credit Owners with the time which would have been taken on passage at the service speed had the Vessel not proceeded to dry-dock.

All bunkers consumed shall be paid for by Owners but Charterers shall credit Owners with the value of the bunkers which would have been used on such notional passage calculated at the guaranteed daily consumption for the service speed, and shall further credit Owners with any benefit gain in purchasing bunkers at the special port.

~~ALTERNATIVE 2:~~

~~No dry docking shall take place during the duration of this Charter Party unless for Emergency Purposes. “Emergency Purposes” in this context shall mean any event or situation that was not foreseeable and/or anticipated by Owners to occur upon entry of the Charter Party and that could not be avoided by the exercise of due diligence on the part of the Owners.~~

18.	Routine Ship Inspection and Investigation after Incident/Accident

i.	Charterers shall have the right at any time during the Charter Party period to make such inspections of the Vessel as they may consider necessary. This right may be exercised as often and at such intervals as Charterers in their absolute discretion may determine and whether the Vessel is in port or on passage and whether she is on-hire or not. Owners agree to afford all necessary co-operation and accommodation on board provided, however

a) that neither the exercise nor the non-exercise, nor anything done or not done in the exercise or non-exercise, by Charterers of such right shall in any way reduce the Master’s or Owners’ authority over, or responsibility to Charterers or third parties for, the Vessel and every aspect of her operation, nor increase Charterers responsibilities to Owners or third parties for the same, and

b) that Charterers shall not be liable for any act, neglect or default of their own or their servants or agents in the exercise or non-exercise of the aforesaid right.

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ii.	Should an incident/accident take place to the Vessel and/or on board the Vessel, Charterers have the right to investigate at their own time and expense, including but not limited to any incident/accident resulting in damages to property/nature and/or personal injury of any nature or death onboard.

iii.	Such investigation shall be conducted by Charterers or their representative(s) according to Charterers’ procedures/practice for such investigations, however; Owners may at their time and expenses have the right to have their own representative(s) present on-board during any such investigation.

iv.	If in the opinion of the Charterers it is necessary to delay, stop, deviate, anchor or berth/dock etc. the Vessel in order to investigate the incident/accident and order the Owners/Master to do so, Owners/Master shall comply with such orders.

v.	Should the incident/accident which take place affect the last voyage planned under the Charter Party, and should Vessel’s redelivery date be affected, delayed or postponed to a later date as the result of or in connection with Charterers exercise of the rights set out above, any delay shall not be construed as a breach of any of the Charterers’ obligations under the Charter Party and they shall pay hire as normal until the Vessel is redelivered to Owners.

vi.	Charterers action under this Clause will not be construed as a waiver of their rights under the Charter Party or as any way relieving the Owners from their obligations under the Charter Party.

vii.	Further, Charterers have the right to claim any costs, expenses and losses as damages from Owners in the event that the incident/accident that leads to this investigation arises from or in connection with the Owners’ breach of their obligations under the Charter Party.

viii.	In the event that Charterers’ representative embarks on the Vessel, Charterers’ representatives shall sign, if requested, the standard International Group of P&I Clubs Letter of Indemnity (LOI) absolving Owners from responsibility for personal injury or accident to the said representatives whilst carrying out the aforementioned investigation on board the Vessel.

ix.	Charterers right to investigate will not interfere with on-going response efforts or any obligations under law.

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19.	Review of Plans and Additional Equipment

i.	Owners will provide, if so requested by Charterers, copies of all plans and specifications relating to the Vessel.

ii.	Without prejudice to sub-clause 19 i. above, Owners shall provide Charterers with two copies of the following plans for the Vessel prior to delivery date:

1.	General Arrangement Plan

2.	Capacity Plan

3.	Piping/ Cargo System Arrangement Plan

4.	Mooring Plan

iii.	Charterers, subject to Owners’ approval, which shall not be unreasonably withheld, shall have the right in their sole discretion to fit, at Charterers’ expense if any, additional equipment for loading or discharging cargo or other equipment it may require beyond that which is on board when the Vessel is placed at Charterers’ disposal, and to make the necessary connections. Such work to be done at Charterers’ expense and time, and such equipment so fitted to be considered Charterers’ property, and Charterers shall have the right in their sole discretion to remove said equipment at its expense and time during or at the expiry of this Charter Party. All such modifications shall be approved by Vessels Classification Society as and where necessary.

iv.	The ownership of additional equipment incurred and any expenses incurred shall be subject to a separate agreement between the Parties and appended to this Charter Party.

v.	Owners shall provide normal maintenance for any equipment installed by Charterers in return for reasonable compensation, which is to be agreed. Any modifications of the additional equipment required by Charterers shall be for Charterers’ account, and Charterers shall pay for any extra reasonable maintenance cost resulting from such modifications.

vi.	Should Charterers decide to remove the additional equipment, such equipment shall be removed and any modification done to the Vessel in order to facilitate the installation of the equipment shall be secured or brought back to original state to the extent Owners can reasonably expect upon redelivery of the Vessel. Charterers obligation in connection with the work of removal also includes any loss of time. Owners are upon Charterers’ request obliged to give Charterer a binding quote for the costs of any removal work according to this sub-section within two months after receiving such request. Notwithstanding the foregoing of this section Charterers can also choose to have the work of removal assessed and conducted by itself or by a third-party.

vii.	Loss of time due to breakdown or repairs of the additional equipment referred to in this Clause 19 shall be for Charterers’ account unless caused by a failure of Owners in providing normal/regular maintenance.

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20.	Speed, Bunker Consumption and Cargo Heating Warranties

i.	Owners guarantee that the speed and maximum daily bunker consumption of the Vessel in moderate weather up to and including Beaufort Force 5 and Douglas Sea State 4 shall be as follows:-

In laden condition 13,5 knots on 69,3 metric tons IFO—380 cst plus 6 metric tons MGO ~~IFO 380 Cat~~ for auxiliaries per month.

In ballast condition 13.5. knots on 63,6 metric tons IFO—380 cst plus 6 metric tons MGO ~~IFO -380 Cst~~ for auxiliaries per month.

The bunker consumptions stated herein are for all purposes except cargo heating, tank cleaning, inerting, crude oil washing, manoeuvring in and out of port, canal transits, pumping, harbour steaming, narrow and restricted water and river navigation. The above speed and consumption figures are given as estimates based on vessels design and sea trial performance. Owners and Charterers shall mutually agree final and binding speed and consumption figures for the vessel based on actual performance during the first six months of the charter party period from delivery. Such guaranteed figures shall not vary by more than two percent from the figures given above. The figures agreed shall be used for all performance calculations in relation to this charter party and shall be documented by an addendum to the charter.

ii.	Owners guarantee advise for calculation purposes that the normal maximum bunker consumption shall be :-

Idle at anchor or alongside berth 10 metric tons of IFO—380 per day without boiler operation, 2.2 Mtons of IFO — 380 in stand-by condition with boiler operating.

Whilst loading cargo, the idle consumption warranted above in standby condition offshore loading with boiler operating plus an additional 28 metric tons IFO -380 per day.

Whilst discharging cargo, the idle consumption warranted above in standby condition with boiler operating plus an additional 45 metric tons IFO-380 per day.

iii.	Owners guarantee that the maximum bunker consumption for heating cargo, when instructed by Charterers to do so, basis all cargo tanks or pro rata for part thereof shall be :-

In order to maintain cargo at loaded temperature 30 metric tons IFO—380 per day.

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In order to increase cargo temperature as per Clause 25 .........Metric tons IFO—380 per day. 2 boilers x 48 mtpd = max 96 mtpd

iv.	Owners guarantee that the maximum bunker consumption basis all cargo tanks or pro rata for part thereof for:

Tank cleaning other than normal Crude Oil Washing when applicable shall be 45 metric tons IFO—380 per day

Re-inerting the Vessel after tank cleaning or tank inspection (carried out under Charterers instructions) shall be 25 metric tons IFO—380 per day in addition to any other consumption provided herein.

v.	In the absence to Charterers instructions to the contrary, and always subject to the requirements of safe navigation, the Vessel shall proceed at the speeds provided in Clause 20 i. above. However Charterers shall have the right to instruct the Vessel to steam at any speed within Vessels capability, giving due allowance for the critical RPM limit of Vessels main engine.

vi.	Speed and performance shall for the purpose of this Clause 20 be calculated by taking the average of the speed and consumption achieved for each voyage by reference to the observed distance as recorded in Vessels sea log from sea buoy at Vessels load/discharge port outbound to sea buoy at Vessels load/discharge port inbound. For the purposes of this calculation the following periods shall be excluded from the calculation herein after referred to as “Excluded Periods”:

a) Any periods during which reduction of speed is necessary in order to navigate safely in narrow or congested waters and/or canals or in ice or in poor visibility or when speed is reduced in order to comply with the recommendations of pilots or pilotage

b) Any days, noon to noon, when wind and sea state exceed force 6 on the Beaufort scale as well as Douglas sea state 5 for a period of 12 consecutive hours

vii.	If during any period from the date on which the Vessel enters service the Vessel falls below the average performance guaranteed in accordance with this clause 20 and if such shortfall results:

a) From a reduction in the average speed of the Vessel, compared to the speed guaranteed under this Clause 20, then an amount equal to the value of the hire for the time so lost shall be deducted from the hire payable.

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b) From an increase in the total bunkers consumed, compared to the total bunkers which would have been consumed had the Vessel performed as guaranteed herein, an amount equivalent to the value of the additional bunkers consumed, based on the average price paid by Charterers for the Vessel’s bunkers in such period, shall be deducted from the hire payable.

The hire so calculated for laden and ballast mileage respectively shall be adjusted to take into account the mileage steamed in each such condition during Excluded Periods, by dividing such deduction by the number of miles over which the performance has been calculated and multiplying by the same number of miles plus the miles steamed in Excluded Periods, in order to establish the total deduction from hire to be made for such period.

Reduction of hire under Clause 20 shall be without prejudice to any other remedy available to Charterers.

Owners shall have the right to offset any periods when the Vessel’s speed is in excess of the warranty provided herein, or when bunker consumption is less then the consumption warranted herein, against the periods calculated in accordance with this Clause when the Vessels fails to maintain the speed or consumes more bunkers than that warranted in sub-clause 20 i. above. Increased performance shall be calculated utilising the same parameters as provided in this Clause for the calculation of under performance. At no time shall Charterers be required to compensate Owners for Vessels increased performance other than by offset against any under performance so calculated.

viii.	Calculations under this Clause 20 shall be made annually or for the Charter Party term, whichever is shorter. Claims in respect of reduction of hire arising under this Clause during the final period of the Charter Party period shall be settled within 30 days after termination of the Charter Party/Redelivery of the Vessel to the Owners. Charterers shall provide Owners with the opportunity to review any claims submitted in accordance with the provisions of this clause, Owners shall respond to Charterers with the results of said review within 30 days from the date that such claim has been forwarded from Charterers to Owners. Should Owners have failed to respond with 45 days of the date on which Charterers forwarded the claim to Owners, then Charterers shall be at liberty to deduct from hire the amount which they claim to be entitled to under this Clause. Such deduction shall be without prejudice to any rights Owners may have to defend such claim.

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21.	Salvage

i.	Subject to the provisions of Clause 16 hereof, all loss of time and all expenses (excluding any damage to or loss of the Vessel or tortious liabilities to third parties) incurred in saving or attempting to save life or in successful or unsuccessful attempts at salvage shall be borne equally by Owners and Charterers provided that Charterers shall not be liable to contribute towards any salvage payable by Owners arising in any way out of services rendered under this Clause 21.

ii.	All salvage and all proceeds from derelicts shall be divided equally between Owners and Charterers after deducting the Master’s Officers’ and Crew’s share.

22.	Lien

Owners shall have a lien upon all cargoes and all freights, sub-hire, sub-freights and demurrage for any amounts due under this Charter Party; and Charterers shall have a lien on the Vessel, her appurtenances, accessories and bunkers (if paid for by Owners), for all monies paid in advance and not earned, and for all claims for damages arising from any breach by Owners of this Charter Party, together with related legal costs and expenses and all amounts due to Charterers under this Charter Party.

23.	Exceptions

i.	The Vessel, her Master and Owners shall not, unless otherwise in this Charter Party expressly provided, be liable for any loss or damage or delay or failure arising or resulting from any act, neglect or default of the Master, Pilots, mariners or other servants of Owners in the navigation or management of the Vessel, fire, unless caused by the actual fault or privity of Owners, collision or stranding; dangers and accidents of the sea, explosion, bursting of boilers, breakage of shafts or any latent defect in hull, equipment or machinery, provided however, that Clauses 1 , 2, 3 and Clause 20 hereof shall be unaffected by the foregoing. Further, neither the Vessel, her Master or Owners, nor Charterers shall, unless otherwise in this Charter Party expressly provided, be liable for any loss or damage or delay or failure in performance hereunder arising or resulting from act of God, act of war, seizure under legal process provided bond is promptly furnished to release the Vessel or cargo, strikes, lock-outs, riots, restraints of labour, civil commotions or arrest or restraint of princes, rulers or people.

ii.	The Vessel shall have liberty to sail with or without pilots, to tow or go to the assistance of vessels in distress and to deviate for the purpose of saving life or property.

iii.	The exceptions contained in this Clause 23 shall not apply to or affect any liability of Owners or the Vessel or any other relevant person in respect of

a) loss or damage caused to any berth, jetty, dock, dolphin, buoy, mooring line, pipe or crane or other works or equipment whatsoever at or near any place to which the Vessel may proceed under this Charter Party, whether or not such works or equipment belong to Charterers, or

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b) any claim (whether brought by Charterers or any other person) arising out of any loss of or damage to or in connection with cargo. Any such claims shall be subject to the Hague-Visby Rules or the Hague Rules, or the Hamburg Rules, as the case may be, which ought pursuant to the Clause Paramount, Clause 33, hereof to have been incorporated in the relevant Bill of Lading (whether or not such Rules were so incorporated) or, if no such Bill of Lading is issued, to the Hague-Visby rules unless the Hamburg Rules compulsorily apply in which case the Hamburg Rules shall apply.

c) In particular and without limitation, the foregoing subsections i. and ii. of this Clause 23 shall not apply to or in any way affect any provision in this Charter Party relating to off-hire or to reduction of hire.

24.	Injurious Cargos

No acids, explosives or cargoes injurious to the Vessel shall be shipped and without prejudice to the foregoing any damage to the Vessel caused by the shipment of any such cargo, and the time taken to repair such damage, shall be for Charterers’ account.

25.	Cargo Heating

If Vessel is equipped with cargo heating coils or heat exchangers, the Vessel shall be capable of:

i.	maintaining the temperature of the cargo loaded under all sea and air temperature conditions up to a maximum loading temperature of ~~74~~ 66 deg C.

ii.	provided that the sea temperature is greater than 2 deg C and the air temperature greater than 5 deg C of increasing the cargo temperature by 4.5 deg C per day during the voyage up to a maximum of 57 deg C (or to such temperature instructed by Charterers below said maximum) and maintaining same throughout the voyage and the entire discharge.

Should the Vessel fail to heat cargo as specified herein and in accordance with Charterers instructions, and without prejudice to any other remedy available to Charterers including but not limited to rights under Clause 16, Charterers shall have the option to either delay discharge of cargo or berthing of the Vessel, or alternatively discontinue discharge and remove Vessel from the discharge berth or place until cargo is heated in accordance with Charterers instructions. In such circumstances the Vessel will be treated as off hire for a period equal to the time lost as a result of such delay or discontinuance.

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26.	Laying-up

Charterers shall have the option, after consultation with Owners, of requiring Owners to lay up the Vessel at a safe place mutually agreed between Owners and Charterers, in which case the hire provided for under this Charter Party shall be adjusted to reflect any net increases in expenditure reasonably incurred or any net saving which should reasonably be made by Owners as a result of such lay-up. Notwithstanding anything contained in this or any other Clause of this Charter Party, Charterers do not warrant the safety of any place to which they order the Vessel and shall be under no liability in respect thereof unless caused by personal want of due diligence on the part of the Charterers, and Charterers are not responsible for any neglect or default on the part of their servants agents or independent contractors. Should Charterers, having exercised the option granted under this Clause 26, desire the Vessel to again be put into service, Owners will, upon receipt of written notice from Charterers to such effect, immediately take steps to restore the Vessel to service as promptly as possible. Charterers may exercise the said option any number of times during the Charter Party period.

27.	Requisition

Should the Vessel be requisitioned by any government, de facto or de jure, during the period of this Charter Party, the Vessel shall be off-hire during the period of such requisition, and any hire paid by such government in respect of such requisition period shall be for Owners’ account, provided, however, that if such requisition continues for a period in excess of forty- five (45) days, Charterers shall have the option to terminate the Charter Party upon written notice to Owners. Any such requisition period shall, at Charterers’ option, count as part of the Charter Party period.

28.	Outbreak of War

If war or hostilities break out between any two or more of the following countries: Vessel’s flag state, United States of America, Russian Federation, People’s Republic of China, United Kingdom, France, Germany, Japan or Norway, then both Owners and Charterers shall have the right to cancel this Charter Party, provided that the war or hostilities directly affect the ability of the Charterers to employ the Vessel in the trade they intended for her.

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29.	Additional War Expenses

i.	If the Vessel is ordered to trade in areas were there is war (de facto or de jure) or threat of war, Charterers shall reimburse Owners for any net additional insurance premia, crew bonuses and other expenses which are reasonably incurred by Owners as a consequence of such orders, provided that Charterers are given notice of such expenses as soon as practicable and in any event prior to such expenses being incurred, and provided further that Owners obtain from their insurers a waiver of any subrogated rights against Charterers in respect of any claim by Owners under their war risk insurance arising out of compliance with such orders.

ii.	Charterers have the option to cover war risk additional premia on conditions not less favourable than those made available to Owners.

iii.	Any payments by Charterers under this Clause will only be made against proven documentation.

iv.	Any discount, address commission or rebate paid or refunded to Owners, for whatever reason, in respect of additional war risk premium shall be passed on to Charterers.

30.	War Risks and Government Orders

i.	The Master shall not be required or bound to sign Bills of Lading for any place which in his or Owners’ reasonable opinion is dangerous or impossible for the Vessel to enter or reach owing to any blockade, war, hostilities, warlike operations, civil war, civil commotions or revolutions.

ii.	If in the reasonable opinion of the Master or Owners it becomes, for any of the reasons set out in sub-clause 30 i. above Clause or by the operation of international law, dangerous, impossible or prohibited for the Vessel to reach or enter, or to load or discharge cargo at, any place to which the Vessel has been ordered pursuant to this charter (a “place of peril”), then Charterers or their agents shall be immediately notified in writing or by radio messages, and Charterers shall thereupon have the right to order the cargo, or such part of it as may be affected, to be loaded or discharged, as the case may be, at any other place within the trading limits of this Charter Party (provided such other place is not itself a place of peril). If any place of discharge is or becomes a place of peril, and no orders have been received from Charterers or their agents within 48 hours after dispatch of such messages, then Owners shall be at liberty to discharge the cargo or such part of it as may be affected at any place which they or the Master may in their or his discretion select within the trading limits of this charter and such discharge shall be deemed to be due fulfilment of Owners’ obligations under this charter so far as cargo so discharged is concerned.

iii.	The Vessel shall have liberty to comply with any directions or recommendations as to departure, arrival, routes, ports of call, stoppages, destinations, zones, waters, delivery or in any other wise whatsoever given by the government of the state under whose flag

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the Vessel sails or any other government or local authority or by any person or body acting or purporting to act as or with the authority of any such government or local authority including any de facto government or local authority or by any person or body acting or purporting to act as or with the authority of any such government or local authority or by any committee or person having under the terms of the war risks insurance on the Vessel the right to give any such directions or recommendations. If by reason of or in compliance with any such directions or recommendations anything is done or is not done, such shall not be deemed a deviation. If by reason of or in compliance with any such direction or recommendation the Vessel does not proceed to any place of discharge to which she has been ordered pursuant to this Charter Party, the Vessel may proceed to any place which the master or Owners in his or their discretion select and there discharge the cargo or such part of it as may be affected. Such discharge shall be deemed to be due fulfilment of Owners’ obligations under this charter so far as cargo so discharged is concerned.

31.	Both to Blame Collision Clause

i.	If the liability for any collision in which the Vessel is involved while performing this Charter Party falls to be determined in accordance with the laws of the United States of America, the following provision shall apply:

“If the ship comes into collision with another ship as a result of the negligence of the other ship and any act, neglect or default of the Master, mariners, pilot or servants of the carrier in the navigation or in the management of the ship, the owners of the cargo carried hereunder will indemnify the carrier against all loss, or liability to the other or non-carrying ship or her owners in so far as such loss or liability represents loss of, or damage to, or any claim whatsoever of the owners of said cargo, paid or payable by the other or non-carrying ship or her owners to the owners of said cargo and set off, recouped or recovered by the other or non-carrying ship or her owners as part of their claim against the carrying ship or carrier”.

“The foregoing provisions shall also apply where the owners, operators or those in charge of any ship or ships or objects other than, or in addition to, the colliding ships or objects are at fault in respect of a collision or contact.”

ii.	Charterers shall procure that all Bills of Lading issued under this Charter Party shall contain a provision in the foregoing terms to be applicable where the liability for any collision in which the Vessel is involved falls to be determined in accordance with the laws of the United States of America.

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32.	General Average/New Jason Clause

i.	General average contributions shall be payable according to the York/Antwerp Rules, 2004 with subsequent amendments thereto, and shall be adjusted in London in accordance with English law and practice but should adjustment be made in accordance with the law and practice of the United States of America, the following provision shall apply;

“In the event of accident, danger, damage or disaster before or after the commencement of the voyage, resulting from any cause whatsoever, whether due to negligence or not, for which, or for the consequence of which, the carrier is not responsible by statue, contract or otherwise, the cargo, shippers, consignees or owners of the cargo shall contribute with the carrier in general average to the payment of any sacrifices, losses or expenses of a general average nature that may be made or incurred and shall pay salvage and special charges incurred in respect of the cargo.”

“If a salving ship is owned or operated by the carrier, salvage shall be paid for as fully as if the said salving ship or ships belonged to strangers. Such deposit as the carrier or his agents may deem sufficient to cover the estimated contribution of the cargo and any salvage and special charges thereon shall, if required, be made by the cargo, shippers, consignees or owners of the cargo to the carrier before delivery.”

ii.	Charterers shall procure that all Bills of Lading issued under this Charter Party shall contain a provision in the foregoing terms, to be applicable where adjustment of General Average is made in accordance with the laws and practice of the United States of America.

33.	Clause Paramount

Charterers shall procure that all Bills of Lading issued pursuant to this Charter Party shall contain the following:

i.

“Subject to sub-Clause (ii) or (iii) hereof, this Bill of Lading shall be governed by, and have effect subject to, the rules contained in the International Convention for the Unification of Certain Rules relating to Bills of Lading signed at Brussels on 25th August 1924 (hereafter the “Hague Rules”) as amended by the Protocol signed at Brussels on 23rd February 1968 (hereafter the “Hague-Visby Rules). Nothing contained herein shall be deemed to be either a surrender by the carrier of any of his right or immunities or any increase of any of his responsibilities or liabilities under the “Hague-Visby Rules.”

ii.	If there is governing legislation which applies the Hague Rules compulsorily to this Bill of Lading, to the exclusion of the Hague-Visby Rules, then this Bill of Lading shall have effect subject to the Hague Rules. Nothing therein contained shall be deemed tobe either a surrender by the carrier of any of his rights or immunities or an increase of any of his responsibilities or liabilities under the Hague Rules.”

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iii.	“If there is governing legislation which applies the United Nations Convention on the Carriage of Goods by Sea Act 1978 (hereinafter the Hamburg Rules) compulsorily to this Bill of Lading, to the exclusion of the Hague Rules, the Hague-Visby Rules, then this Bill of Lading shall have effect subject to the Hamburg Rules. Nothing therein contained shall be deemed to be either a surrender by the carrier of any of his rights or immunities or an increase of any of his responsibilities or liabilities under the Hamburg Rules.”

iv.	“If any term of this Bill of Lading is repugnant to the Hague-Visby Rules, or the Hague Rules, or the Hamburg Rules, if applicable, such term shall be void to that extent but no further.”

v.	“Nothing in this Bill of Lading shall be construed as in any way restricting, excluding or waiving the right of any relevant party or person to limit his liability under any available legislation and/or law.”

34.	Export/Import Restrictions

i.	The Master shall not be required or bound to sign Bills of Lading for the carriage of cargo to any place to which export of such cargo is prohibited under the laws, rules or regulations of the country in which the cargo was produced and/or shipped.

ii.	If Charterers shall procure that all Bills of Lading issued under this Charter Party shall contain the following Clause:

“If any laws, rules or regulations applied by the government of the country in which the cargo was produced and/or shipped, or any relevant agency thereof, impose a prohibition on the export of the cargo to the place of discharge designated in or ordered under this Bill of Lading, carriers shall be entitled to require cargo owners forthwith to nominate an alternative discharge place for the discharge of the cargo, or such part of it as may be affected, which alternative place shall not be subject to the prohibition, and carriers shall be entitled to accept orders from cargo owners to proceed to and discharge at such alternative place.

If cargo owners fail to nominate an alternative place within 72 hours after they or their agents have received from carriers notice of such prohibition, carriers shall be at liberty to discharge the cargo or such part of it as may be affected by the prohibition at any safe place on which they or the Master may in their or his absolute discretion decide and which is not subject to the prohibition, and such discharge shall constitute due performance of the contract contained in this Bill of Lading so far as the cargo so discharged is concerned.”

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35.	Ice

i.	Should the Vessel be ordered to ice bound waters within the Trading Area agreed under Clause 4 hereof and should there be ice on the nominated voyage or at the nominated load or discharge port(s) the Vessel shall not force ice, but will follow channels cut by ice breakers unless the Master considers on reasonable grounds that such navigation will not be safe.

ii.	Charterers shall on their own account, place necessary ice breakers and ice advisor, if available, at the Vessel’s disposal. If ice breakers are not available at any time then Owners shall not be bound to proceed.

iii.	In the event that the nominated load or discharge port (s) is/are inaccessible due to ice, the Vessel will proceed to the nearest safe ice free position and at the same time request revised orders.

iv.	Immediately upon receipt of such request Charterers shall nominate an alternative ice free and accessible port in accordance with this Charter Party where there is no danger of the Vessel being frozen in and where if the Vessel has cargo onboard there are facilities for receiving the cargo.

v.	In the event that the Master deems the Vessel in danger of being frozen in at the nominated load or discharge port(s), Owners may at their sole discretion and after having consulted the Charterers order the Vessel to cease loading or discharging and leave such port. In such circumstances, Charterers shall, on their own account, place necessary ice breakers and ice advisor, if available, at the Vessel’s disposal

vi.	Should the Vessel be ordered to sail outside the agreed warranty limits and if Owners agree to continue on such voyage then Charterers undertake to reimburse Owners for:

a) any net extra insurance premium applicable, and

b) any additional deductible thereof.

36.	Ship to Ship Cargo Transfer

i.	Owners warrant that the Vessel is capable of safely carrying out all procedures as set out in the latest revised edition of the “International Chamber of Shipping” and “Oil Companies International Marine Forum Ship to Ship Transfer Guide (Petroleum)” hereinafter referred to as “The Guide”.

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ii.	Charterers have the right to load or discharge the Vessel via ship to ship lighterage.

iii.	Transfer operations to be in accordance with The Guide. Charterers shall provide at their expense all necessary equipment and facilities including fenders, hoses, mooring masters, etc. for operation to Owners’/Master’s reasonable satisfaction which shall not be unreasonably withheld.

iv.	Charterers shall, if required by law or The Guide, on their account provide representatives (mooring master and/or cargo STS advisor) onboard the Vessel to give technical assistance to perform the ship to ship transfer.

v.	Ship to ship transfer operations shall be performed only in ports or areas where the Vessel can continuously be safely afloat and are permitted by U.S. Coastguard, Port Authorities and/or other Authorities, as the case may be, to perform the ship to ship transfer.

vi.	Operations shall be made under the exclusive direction, supervision and control of the Vessel’s Master and to the satisfaction of the mooring master and/or cargo STS advisor. Vessel’s Master shall continue to be fully responsible for the operation, management and navigation of the Vessel during the entire STS operation. Charterers shall not be deemed to warrant the safety of any lightering vessel and shall not be liable for any loss, damage, injury or delay resulting from the condition of lightering vessels not caused by Charterers’ fault or neglect.

vii.	Charterers shall notify Owners in advance when, where and how much cargo shall be carried out under such ship to ship transfer operations as well as any other relevant information required prior to the arrival of the Vessel at the intended ship to ship transfer site.

viii.	The Vessel shall not be obliged to accept dirty ballast from lightering vessels

37.	Oil Pollution and Insurance

i.	Owners warrant that throughout the duration of this Charter Party:

a) the Vessel will be owned or demise chartered by a member of the International Tanker Owners Pollution Federation Limited (ITOPF). Owners further warrant they have and will maintain throughout the currency of the Charter Party:

aa) membership in a Protection and Indemnity (P&I) Association, that is in good financial standing and a member of the International Group of P & I Clubs, in both Protection and Indemnity Classes; and

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bb) Insurance cover against pollution risks on the normal terms (and up to the full limit of cover) available from P&I Clubs in the international Group.

cc) requirements related to Financial responsibility in respect of pollution as further detailed herein:

a.	Owners warrant that throughout the currency of this Charter Party they will provide the Vessel with the following certificates:

i	If the Vessel is over 1,000 gross tons and is registered in, or is required to enter a port or offshore facility in the territorial sea of, a State Party to the International Convention on Civil Liability for Bunker Oil Pollution Damage 2001, a Certificate issued pursuant to Article 7 of that Convention.

ii	If the Vessel is constructed or adapted for the carriage of persistent oil in bulk as cargo and is carrying more than 2,000 tons of such cargo, a Certificate issued pursuant to Article 7 of the International Convention on Civil Liability for Oil Pollution Damage, 1992, as applicable.

iii	If the Vessel is over 300 gross tons and is required to enter US navigable waters or any port or place in the US, a Certificate issued pursuant to Section 1016 (a) of the Oil Pollution Act 1990, and Section 108 (a) of the Comprehensive Environmental Response, Compensation and Liability Act 1980, as amended, in accordance with US Coast Guard Regulations, 33 CFR Part 138.

b.	Notwithstanding anything whether printed or typed herein to the contrary,

i	save as required for compliance with paragraph (37(i)cc-a) above, owners shall not be required to establish or maintain financial security or responsibility in respect of oil or other pollution damage to enable the Vessel lawfully to enter, remain in or leave any port, place, territorial or contiguous waters of any country, state or territory in performance of this Charter Party.

ii	Charterers shall indemnify owners and hold them harmless in respect of any loss, damage, liability or expense (including but not limited to the costs of any delay incurred by the Vessel as a result of any failure by the charterers promptly to give alternative voyage orders) whatsoever and howsoever arising which Owners may sustain by reason of any requirement to establish or maintain financial security or responsibility in order to enter, remain in or leave any port, place or waters, other than to the extent provided in paragraph (37(i)cc-a) above;

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iii	Owners shall not be liable for any loss, damage, liability or expense whatsoever and howsoever arising which charterers and/or the holders of any bill of lading issued pursuant to this Charter Party may sustain by reason of any requirement to establish or maintain financial security or responsibility in order to enter, remain in or leave any port, place or waters, other than to the extent provided in paragraph (37(i)cc-a) above;

and

dd) Hull and Machinery insurance placed through reputable brokers on Institute Time Clauses or equivalent for the Value of United States Dollars . . . . as amended from time to time.

ii.	Owners further warrant that they are a “Participating Owner” as defined by the Tanker Oil Pollution Indemnification Agreement (TOPIA) and, where the Vessel is a “Relevant Ship” as defined by the Small Tanker Oil Pollution Indemnification Agreement (STOPIA), that they are a “Participating Owner” as defined therein. They further warrant that the Vessel is entered in TOPIA and (where applicable) STOPIA, and shall remain so during the currency of this Charter Party, unless and to the extent that either or both of those agreements have been terminated in accordance with their provisions.

iii.	If changes as set out in Clause 1 x. occur, then Owners shall ensure that consent for any of the said changes is obtained from the P&I and H&M underwriters of the Vessel, and that the insurance cover is not terminated by such change.

iv.	If required by Charterers, Owners shall, as soon as possible, furnish to Charterers such evidence of the insurance(s) or certification required under this Clause 37 as Charterers may reasonably request. Without prejudice to Charterers’ right to claim damage from Owners if there is a failure or lapse of such insurance(s), or the Vessel does not hold the required evidence of the insurance(s) or certification for any reason at any time during the Charter Party term, Charterers shall have the option on written notice to Owners to terminate the Charter Party when the Vessel is cargo-free.

38.	Eligibility & Compliance

i.	Owners warrant that the Vessel is in all respects eligible under and will comply with all applicable conventions, laws, rules, regulations and requirements of the country of Vessel’s registry and of the ports and places specified in Clause 4 to which the Vessel may be ordered under the terms of this Charter Party and that she shall have onboard for inspection by the Charterers, appropriate authorities, agencies or any entity acting for and on behalf of these bodies, all certificates, records, compliance letters and other documents. Without limitation to the foregoing, the conventions, laws, rules, regulations and requirements referred to in this paragraph mean conventions, laws, rules, regulations

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and requirements concerning ship size, ship design, safety, operation of Vessels’ equipment (including inert gas and crude oil washing systems, if the Vessel is so equipped), navigation, pollution and other like matters.

ii.	Owners warrant that the Vessel does, and shall, have onboard an International Tonnage Certificate, or equivalent, and shall meet applicable guidelines published by OCIMF (Oil Companies International Marine Forum), ICS (International Chamber of Shipping) and any other relevant industry standard.

iii.	Owners warrant that the Vessel shall all times comply with any applicable regulations and/or requirements of any terminals or facilities in such port(s) or Place(s) where the Vessel may load and discharge.

iv.	Any delays, losses, expenses or damages arising as a result of failure to comply with this Clause 38 shall be solely for Owners account and Charterers have the right to claim damages should Charterers suffer any loss as the result of any breach of the warranties given by Owners.

39.	Drug & Alcohol Policy

i.	Owners warrant that they apply the Exxon Blanket Declaration Drug & Alcohol Policy on Drug and Alcohol Abuse (“The Policy”) applicable to the Vessel which meets or exceeds the standards in the Oil Companies International Marine Forum (OCIMF) Guidelines for the Control of Drugs and Alcohol onboard Ships. Under this Policy, alcohol impairment shall be defined as a blood alcohol content of 40 mg/100 ml or greater; the appropriate seafarers to be tested shall be Vessel’s Master, Officers and Crew and the drug/alcohol testing and screening shall include random or unannounced testing in addition to routine medical examinations. The frequency of the random/unannounced testing shall be adequate to act as an effective abuse deterrent. Master, Officers and Crew shall be tested at least once a year through a combined program of random/unannounced testing and routine medical examinations.

ii.	Owners further warrant that the Policy will remain in effect during the term of this Charter Party and that Owners shall exercise due diligence to ensure that the Policy is complied with. It is understood that an actual impairment or any test finding of impairment shall not in and of itself mean the Owners has failed to exercise due diligence. (See Attachment 4—Exxon Blanket Declaration Drug & Alcohol Policy).

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40.	OPA Surcharge

i.	Any surcharge due for trading to the United States of America including but not limited to P&I surcharge on oil pollution insurance, additional voyages expenses including but not limited to provision of a Qualified Individual and Oil Spill Contractor shall be for Owners’ account. However all voyage related costs to be for Charterers account.

41.	ISPS/MTSA

i.	a) The Owners shall comply with the requirements of the International Code for the Security of Ships and of Port Facilities and the relevant amendments to Chapter XI of SOLAS (ISPS Code) relating to the Vessel and “the Company” (as defined by the ISPS Code). If trading to or from the United States or passing through United States waters, the Owners shall also comply with the requirements of the US Maritime Transportation Security Act 2002 (MTSA) relating to the Vessel and the “Owner” (as defined by the MTSA).

b) All measures required by the Owners to comply with the Ship Security Plan shall be for the Owners’ account.

c) Upon request the Owners shall provide the Charterers with a copy of the relevant International Ship Security Certificate (or the Interim International Ship Security Certificate) and the full style contact details of the Company Security Officer (CSO).

d) Loss, damages, expense or delay (excluding consequential loss, damages, expense or delay) caused by failure on the part of the Owners or “the Company”/”Owner” to comply with the requirements of the ISPS Code/MTSA or this Clause shall be for the Owners’ account, except as otherwise provided in this Charter Party.

ii.	a) The Charterers shall provide the Owners and the Master with their full style contact details and, upon request, any other information the Owners require to comply with the ISPS Code/MTSA.

b) In the event the Vessel is sub-let under the terms of this Charter Party, the Charterers shall ensure that the contact details of all sub-charterers are likewise provided to the Owners and the Master. Furthermore, the Charterers shall ensure that all sub-charter parties they enter into during the period of this Charter Party contain the following provision:

“The Charterers shall provide the Owners with their full style contact details and, where sub-letting is permitted under the terms of the charter party, shall ensure that the contact details of all sub-charterers are likewise provided to the Owners”.

c) Loss, damages, expense or delay (excluding consequential loss, damages, expense or delay) caused by failure on the part of the Charterers to comply with this Clause shall be for the Charterers’ account, except as otherwise provided in this Charter Party.

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iii.	Notwithstanding anything else contained in this Charter Party all delay, costs or expenses whatsoever arising out of or related to security regulations or measures required by the port facility or any relevant authority in accordance with the ISPS Code/MTSA including, but not limited to, security guards, launch services, vessel escorts, security fees or taxes and inspections, shall be for the Charterers’ account unless such costs or expenses result solely from the negligence of the Owners, Master, Officers or Crew or due to the previous trading history of the Vessel, her flag or the nationality of the Master, Officers or Crew or the identity of the Owners or their Managers.

iv.	If either party makes any payment which is for the other party’s account according to this Clause, the other party shall indemnify the paying party.

42.	Working Safely with Suppliers

Owners undertake to participate in Charterers program “Working Safely with Suppliers” (WSWS). As part of this program Owners will be required to provide staff and resources to meet with Charterers as and when necessary in order to enhance HSE compliance under this contract by means of exchange of experience and industry “best practice” standards.

43.	Ballast Clause

In connection with the Council of the European Union Regulation on the Implementation of IMO Resolution A747(18) Owners shall ensure that the following entry is made on the International Tonnage Certificate (1969) under the section headed “remarks”:

“The segregated ballast tanks comply with the Regulation 13 of Annex 1 of the International Convention for the prevention of pollution from ships, 1973, as modified by the Protocol of 1978 relating thereto, and the total tonnage of such tanks exclusively used for the carriage of segregated water ballast is [ 56137 cbm ].

The reduced gross tonnage which should be used for the calculation of tonnage based fees is [            ].

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44.	Remeasurement Clause.

i.	Charterers shall have the option of remeasuring the Vessel to a lower deadweight tonnage at any time during the term of this Charter Party and any extension thereto. Time and cost of remeasurement to a lower deadweight and subsequent remeasurement to the original summer deadweight measure under this Charter Party shall be for Charterers account but Owners agree to conduct such remeasurement expeditiously.~~Vessels pre-existing multiple deadweights are as follows:~~

~~............................................................~~

ii.	Charterers shall be entitled to remeasure to aforesaid multiple deadweights without cost.

45.	Clean Hull

Charterers shall have the option, subject to Owners approval which shall not be unreasonably withheld, to have the Vessel’s hull cleaned and propeller polished at reasonable intervals. The cost of such hull cleaning and time used shall be for Charterers account.

46.	Sale of Vessel

Owners shall not sell the Vessel during the period of the Charter Party without the prior written Consent of Charterers and such consent not to be unreasonably withheld, and such consent shall be in the sole discretion of Charterers. ~~Notwithstanding this, Charterers have the right in their sole discretion to terminate the Charter Party in the event that the Vessel is sold~~.

47.	Cargo Retention Clause

Charterers shall have the right to claim from Owners, at the time of occurrence, for any cargo remaining on board upon completion of discharge, provided said cargo is determined to be liquid, pumpable and reachable by Vessels fixed pumping equipment by an independent surveyor appointed by Charterers and acceptable to both Owners and Charterers and whose findings shall be final and binding. Any action pursuant to this provision shall be without prejudice to any other rights the Charterers may have under the Charter. Further any lack of action shall not be considered as a waiver nor establishing an accepted and binding practice between the parties that may prejudice the Charterers’ right to claim under this provision at a later date. For the purposes of this Clause, any accredited surveyor shall be considered acceptable to both Parties.

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48.	In Transit Loss Clause

Charterers shall have the right to claim from Owners, at the time of occurrence, for any loss of cargo in transit exceeding 0.3% for voyages to the United States, or 0.5% for the rest of the world, as determined by surveyors’ figures. In this context In-Transit loss shall be defined as the difference between Vessel’s net standard volume or as the case may be the ships figure in air/vac at 15 Celsius or other parameters depending on the cargo type after loading at the load port and before unloading at the discharge port, based on ships figures adjusted for Vessel’s Experience Factor (VEF) if applicable.

Any action pursuant to this provision shall be without prejudice to any other rights the Charterers may have under the Charter. Further any lack of action shall not be considered as a waiver nor establishing an accepted and binding practice between the parties that may prejudice the Charterers’ right to claim under this provision at a later date. For the purposes of this clause, any accredited surveyor shall be considered acceptable to both Owners and Charterers.

49.	Adherence to Voyage Instruction Clause

Owners and the Master shall comply at all times with Charterers’ Voyage Instructions and with Charterers’ Standard Instructions found in the Master’s Manual for Time Charter Ships.

50.	Smuggling/Contraband Clause

Any delays, expenses, damages and/or fines incurred on account of smuggling and/or contraband shall be for Owners account.

51.	Piracy

Notwithstanding the provisions of Clause 29 and 30; the following shall govern Owners and Charterers rights and duties in respect of actual or threatened acts of piracy or any preventive or other measures:

i.	Owners shall not be required to follow Charterers’ orders that the Master or Owners determine would be likely to expose the Vessel, her crew or cargo to the risk of acts of piracy.

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ii.	Owners shall be entitled:

a) to take reasonable preventive measures to protect the Vessel, her crew and cargo including but not limited to proceeding in convoy, using escorts, avoiding day or night navigation, adjusting speed or course, or engaging security personnel or equipment on or about the Vessel,

b) to follow any instructions or recommendations given by the flag state, any governmental or supragovernmental organisation, and

c) to take a safe alternative route in place of the normal, direct or intended route to the next port of call, in which case Owners shall give Charterers prompt notice of the alternative route, an estimate of time and bunker consumption and a revised estimated time of arrival, such deviation subject to Charterers’ approval, which shall not to unreasonably withheld.

iii.	The Vessel shall remain on hire for any time lost as a result of taking the measures referred to in paragraph (ii) of this Clause and for any time spent during or as a result of an actual or threatened attack or detention by pirates up to a maximum of 60 days, after which the Vessel will be considered as off hire.

iv.	Charterers shall reimburse Owners for any additional insurance premium, crew bonuses and other expenses which are reasonably incurred by Owners as a consequence of piracy risks, provided that Charterers are given notice of such expenses as soon as practicable and in any event when such expenses are incurred.

52.	Boycott Clause

In the event of the Vessel is boycotted, delayed or rendered inoperative by strikes, labour stoppages or any other difficulties arising from the Vessel’s flag, ownership, Crew or terms of employment of Crew (Crew in this context includes Master and Officers), or of the Vessel or any other vessel under the same ownership, operation or control of Owners, the time so lost shall be considered as off-hire and all expenses and costs incurred thereby including any bunker consumed during such periods shall be for Owners’ account.

53.	Blacklisting Clause

i.	Owners guarantee that the Vessel and her Owners or Managers are not on any black list or boycott list hindering, delaying or preventing the Vessel’s worldwide free and unrestricted trading within the Charter Party period.

ii.	Should the Vessel be blacklisted by the sole reason of Owners following Charterers’ voyage orders and the Vessel is delayed due to the foregoing, Charterers shall not be entitled to put the Vessel off-hire.

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54.	United States of America (U.C.) Customs and Border Regulation Clause

i.	It is a condition of this Charter Party that in accordance with U.S. Customs Regulations, Owners have obtained including but not limited to a Standard Carrier Alpha Code (SCAC) and shall include same in the unique identifier which they shall enter in the form set out in the above Customs Regulations, on all the Bills of Lading, cargo manifest, cargo declarations and other cargo documents issued under this Charter Party allowing carriage of goods to ports in the USA.

ii.	Further and without prejudice to the foregoing, Owners warrant that they are aware of the requirements of the US Bureau of Customs and Border Protection Ruling issued on December 5th 2003 under Federal Register Part ii department of Homeland Security 19 cfr parts 4, 103, et al. and will comply fully with these requirements for entering US ports.

iii.	Owners warrant that they have at their cost and time in place the International Carrier Bond (ICB) required under US legislation.

iv.	Owners further warrant that they shall fully comply with the US legislations pertaining to Automated Manifest System (AMS) at their time and cost.

v.	Owners shall be liable for all time lost, costs and expenses incurred due to Owners’ failure to comply with the above provisions of this Clause.

vi.	Charterers on their part warrant that all necessary details required by CBP for clearance of the cargo, inclusive of but not limited to, shipper, consignee and notify party full name, address and phone number, telex number, telefax or e-mail, port of discharge, dock name and number, cargo volume, cargo weight, commodity description, and API, will be included on each Bill of Lading or alternatively supplied to Owners in writing a minimum of 48 hours prior to the Vessels arrival at the first designated U.S. port of discharge.

vii.	For voyages less than 24 hours in duration this information must be included on the Bill of Lading or advised to Owners prior to Vessel departure from the loading place or port. Charterers shall be liable for all time, costs and expenses due to Charterers’ failure to comply with the above provisions of this Clause.

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55.	Stowaway Clause

i.	a) The Charterers warrant that they will throughout the course of the Charter Party exercise due care and diligence to prevent stowaways gaining access to the Vessel by means of concealing themselves in any of goods or cargo supplied to the Vessel by Charterers.

b) If, despite the exercise of due care and diligence by the Charterers, stowaways have gained access to the Vessel, all time lost and all expenses whatsoever and howsoever incurred, including fines, shall be for the Charterers’ account and the Vessel shall be on hire.

c) Should the Vessel be arrested as a result of stowaways gaining access to the Vessel by means of concealing themselves in any of goods or cargo supplied to the Vessel by Charterers., the Charterers shall take all reasonable steps to secure that, within a reasonable time, the Vessel is released and at their expense put up bail to secure release of the Vessel.

ii.	a) Owners warrant that they will throughout the course of the Charter Party exercise due care and diligence to prevent stowaways gaining access to the Vessel by means other than by concealing themselves in any of goods or cargo supplied to the Vessel by Charterers.

b) If, despite the exercise of due care and diligence by the Owners, stowaways have gained access to the Vessel, all time lost and all expenses whatsoever and howsoever incurred, including fines, shall be for the Owners’ account and the Vessel shall be off hire.

c) Should the Vessel be arrested as a result of stowaways having gained access to the Vessel by stowaways gaining access to the Vessel by means of concealing themselves in any of goods or cargo supplied to the Vessel by Charterers., the Owners shall take all reasonable steps to secure that, within a reasonable time, the Vessel is released and at their expense put up bail to secure release of the Vessel.

56.	Tracking System Clause

Charterers shall have the right to enrol the Vessel in a Vessel GPS and/or satellite Tracking System.

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57.	Continuous Readiness

Owners warrant that the Vessel whilst berthed at a sea-terminal, and any other terminal, will maintain her engines in readiness and will be loaded and discharged in such manner that at any stage of the loading or discharging operations the Vessel will remain able, if necessary for any reasons, to immediately shut down cargo operations and promptly disconnect hoses and mooring lines and proceed to an anchorage or to sea or elsewhere as directed by authorities entitled to give such order/direction.

58.	Anti-Corruption and Facilitation Payments

i.	The Parties represent and warrant to comply with, and use all reasonable endeavours to procure that relevant third parties used for fulfilling the Parties’ respective obligations under the Charter Party comply with, all laws, rules, regulations, decrees or official governmental orders prohibiting bribery, corruption and money laundering applicable to any of the Parties or their ultimate parent companies.

ii.	A Party may terminate the Agreement, forthwith upon written notice to the other, if the other Party is in breach of the above,

iii.	All financial settlements, billings and reports in connection with the Charter Party shall properly reflect the facts about any activities and transactions handled for the account of the other Party. The data may be relied upon as being complete and accurate in any further recordings and reporting made by the Parties or any of their representatives, for whatever purpose.

59.	Commission

Any commission which may be payable as a result of fixing and/or executing this Charter Party shall be for the account of Owners.

60.	Construction

The headings of the Clauses set forth herein are for convenience and reference only, and shall not affect the interpretation of this Charter Party.

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61.	Amendment/Variations to the Charter Party

No modification, waiver or discharge of any term in this Charter Party shall be valid unless it is in writing and executed by both Parties.

62.	Execution of the Charter Party

The parties hereto have caused this Charter Party to be executed in duplicate (both having equal value) on the day and year herein first above written.

63.	Subletting, Assignment, Novation and Third Party Rights

Charterers may freely sublet the Vessel under this Charter Party to any company within the Statoil Group of companies and to any third party outside of the Statoil group but shall always remain responsible to Owners for the due fulfilment of this Charter Party. Charterers shall also have the right to assign or novate this Charter Party to any company within the Statoil Group of companies, and Owners agree to cooperate to validate any novation.

No term of the Charter Party shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 by any person, company or other legal entity which is not a party to the Charter Party (‘a Third Party’) against one of the parties to the Charter Party. The Parties may revoke or vary the Charter Party, in whole or in part, without the consent of any Third Party

64.	Laws and Arbitration

i.	This Charter Party shall be construed and the relations between the parties determined in accordance with the laws of England.

ii.	All disputes arising out of this Charter Party shall be referred to Arbitration in London in accordance with the Arbitration Act 1996 (or any re-enactment or modification thereof for the time being in force) subject to the following appointment procedure:

a) The parties shall jointly seek to agree to the appointment of a sole arbitrator not later 28 days after service of request in writing by either party to do so.

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b) If the parties are unable or unwilling to agree to the appointment of a sole arbitrator in accordance with (ii) above then each party shall appoint one arbitrator not later than 14 days after receipt of a further request in writing by either party to do so. The two arbitrators so appointed shall then appoint a third arbitrator before any substantive hearing, or forthwith if they cannot agree on a matter relating to the arbitration.

c) If a party fails to appoint an arbitrator within the time specified in b), the party who has duly appointed his arbitrator shall give notice in writing to the Party in Default that he proposes to appoint his arbitrator to act as sole arbitrator.

d) If the Party in Default does not within 7 days of the notice given pursuant to (b) and (c) make the required appointment and notify the other party that he has done so the other party may appoint his arbitrator as sole arbitrator whose award shall be binding on both parties as if he had been so appointed by agreement.

e) Any Award of the arbitrators(s) shall be final and binding and not subject to appeal save issue of law arises.

f) For the purposes of this Clause any requests or notices in writing shall be sent by fax, e-mail or telex and shall be deemed received on the day of transmission.

iii.	It shall be a condition precedent to the right of any party to stay of any legal proceedings in which maritime property has been, or may be, arrested in connection with a dispute under this Charter Party, that that party furnishes to the other party security to which that other party would have been entitled in such legal proceedings in the absence of a stay.

iv.	Notwithstanding the foregoing any dispute arising from or in connection with this Charter Party that does not exceed USD 50,000 shall be referred to arbitration under the Small Claims Procedure of LMAA. However, in the event of counterclaim by the other party the counter-claimant can also claim a maximum of USD 50,000 under the same dispute. For the avoidance of doubt the total claim from both sides shall not exceed USD 100,000 and a maximum of USD 50,000 for each party.

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65.	Notices

All notices, correspondences and documentation related to this Charter Party shall be sent to the Charterers’ brokers or to the address as from time to time may be advised by Charterers. Charterers address is currently:

For Crude and Condensate
Statoil ASA Oil Trading and Supply OTS SHIP (E2) Forusbeen 50 N-4035 Stavanger Tel: - Email: crudeship©statoil.com

66.	Confidentiality

The Terms and Conditions of this Charter Party and any arbitration award thereof, if any, to remain Private and Confidential.

67.	Statoil Shuttletanker Clause

i.	Notwithstanding anything to the contrary in this charter party Owners warrant that they will at all times maintain compliance with the requirements as contained in the documents “Minimum technical and operational requirements for shuttle tankers” and “Competence requirement for Shuttle tanker personnel” as attached hereto and any subsequent amendments thereof. Any failure to comply with this provision shall be considered to be a failure under Clause 3 “Duty to Maintain” hereof and the provisions of that clause shall apply.

ii.	With respect to Para 2 of the “Minimum technical and operational requirements for shuttle tankers” nothing contained in this paragraph shall override the terms of this charter party in respect of Clause 3 Duty to Maintain or Clause 38 Eligibility and Compliance. With reference to Clause 3 para (v) of this Charter Party “specific oil companies” shall be deemed to be Exxon, Shell, BP Chevron, Conoco Phillips and Total.

iii.	Should a conflict exist between the requirements in specific documents listed in sub-clause i. above; other than as specified in sub-clause ii. above; and the terms of this Charter Party, then the requirements of the specific documents shall apply and take precedence.

iv.	With respect to paragraph i) above, it is agreed that upon delivery the vessel will comply with the requirements included in the “Minimum technical and operational standards for shuttle tankers” as issued by Charterers in 2006. Vessels building specification includes additional equipment which is required by Charterers under the revision of the “Minimum technical and

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operational standards for shuttle tankers” issued in 2010. Owners and Charterers will undertake a joint analysis of vessels as built specification to ascertain what further upgrades to vessels specification are required to obtain compliance with Charterers revised standards issued in 2010. Thereafter Owners and Charterers shall mutually agree any additional upgrades to the vessels existing building specification and Owners shall use best endavours to have any upgrades to vessels specification completed prior to the vessels delivery from builders. However if such upgrading will result in a delay to vessels delivery schedule, Owners shall so notify Charterers and Charterers shall advise Owners whether to undertake or defer such work. Any upgrades mutually agreed between Owners and Charterers under this provision shall be for Charterers account.

v.	In addition to any mutually agreed upgrades to Vessels specification as provided for in para iv) above, Charterers shall have the option to request Owners to undertake alterations to the Vessel in order to comply with the requirements for operations at the Goliat field. Charterers will endeavour to ensure that the details of any such alterations required for such service will be provided to Owners prior to Vessels departure from the building yard in order to facilitate such alterations. The costs of any such alterations shall be for Charterers account.

68.	This Charter Party contract remains subject to Charterers Inspection and approval of the Vessel prior entry in to service. Such approval by Charterers shall be based on inspections carried out during construction at the shipyard and subsequently after delivery from builders and upon arrival at port of delivery under the terms of this charter, or as otherwise agreed between Owners and Charterers. Formal acceptance of the Vessel shall be documented as addendum to the charter.

69.	Exhibits & Attachments

The following attachments are deemed to be part of the Charter Party:

Attachment 1 — OCIMF HVPQ (Harmonised Vessels’ Particulars Questionnaire)

Attachment 2 — Reporting of HSE data to Statoil from Shipping Service providers

Attachment 3 — Financial Responsibility in Respect of Oil and Bunker Pollution

Attachment 4 — Exxon Blanket Declaration Drug & Alcohol Policy

Attachment 5 — International Navigating Conditions (01/11/03)

Attachment 6 — WR2407 Minimum Technical and Operational Requirements for Shuttle Tankers 2006

Attachment 7 — WR2394 Competence Requirements for Shuttle Tanker Personnel 2006

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For and on Behalf of Owners

/s/ TRYGVE SEGLEM

Name:	Trygve Seglem

Title:	Man. Director

Date:	Oct 7th 2010

For and on Behalf of Charterers

/s/ MARIT LUNDE

Name:	Marit Lunde

Title:	Vice President

Date:	Oct 7th 2010

Witnessed by—	Witnessed by—

/s/ JOHN EINAR DALSVÅG	/s/ BENT BELASKA

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~~ADDITIONAL CLAUSES~~

~~To be placed above the signature page for particular trade:~~

~~FOR GAS LIQUIDS TRADES:~~

~~LPG Coolant~~

~~(a) Owners shall provide the Vessel with LPG coolant for the maiden voyage under this charter at their expense.~~

~~(b) Owners guarantee that the Vessel will maintain on board sufficient LPG coolant for any pre-cooling necessary for each subsequent voyage under this charter.~~

~~(c) Prior to any dry docking in accordance with clause ………. hereof, Charterers shall take over and reimburse Owners at the documented FOB price the total quantity of coolant on board at the last discharge port prior to docking leaving only vapour or minimum liquid heel on on board.~~

~~(d) Owners shall bear the loss by gas freeing of LPG coolant remaining on board prior to dry-docking.~~

~~(e) Prior to or on arrival at the first load port after dry docking, Owners shall arrange to supply LPG coolant for gassing up and cooling down to masters requirements. Should Owners be unable to arrange such supply Charterers will arrange such supply on arrival at first lead port after dry docking, or prior arrival should same be possible, and Owners shall reimburse Charterers at their documented FOB price.~~

~~(f) The Vessel shall be off hire from the time she arrives at first load port after dry-docking until such time as LPG coolant has been received and cooling down completed. In the event that Owners lead LPG coolant at the port of dry-docking or at a port enroute to the first lead port after dry-docking and gassing up and cooling down are carried out during the course of the Vessels passage to the first load port after dry-docking, then the time consumed on passage for gassing up and cooling down shall count as time on hire.~~

~~(g) LPG coolant supplied under this clause is and shall remain Owners property. In the event that as a result of Charterers instructions such LPG coolant is lost, for example due to loading alternative cargo then Charterers shall be required to supply replacement coolant at their expense and all time used in subsequent gassing and cooling down shall be for Charterers account.~~

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~~(h) The Vessel shall be redelivered to Owners with the same quantity of LPG coolant remaining on board as on delivery or after dry-docking.~~

~~FOR TRADES INVOLVING LOADING AT OFFSHORE INSTALLATIONS WITHIN THE NORTH SEA (OFF TAKE TANKERS OR SHUTTLE TANKER OPERATION)~~

~~i.~~	~~Notwithstanding anything to the contrary in this charter party Owners warrant that they will at all times maintain compliance with the requirements as contained in the documents “Minimum technical and operational requirements for shuttle tankers” and “Competence requirements for Shuttle tanker personnel” as attached hereto and any subsequent amendments thereof. Any failure to comply with this provision shall be considered to be a failure under clause 3 “Duty to Maintain” hereof and the provisions of that clause shall apply.~~

~~ii.~~	~~With respect to Para 2 of the “Minimum technical and operational requirements for shuttle tankers” nothing contained in this paragraph shall override the terms of this charter party in respect of Clause 3 Duty to Maintain or Clause 38 Eligibility and Compliance. With reference to Clause 3 para (v) of this Charter Party “specific oil companies” shall be deemed to be Exxon, Shell, BP Chevron, Conoco Phillips and Total.~~

~~iii.~~	~~Should a conflict exist between the requirements in specific documents listed in sub-clause i. above; other than as specified in sub-clause ii. above; and the terms of this Charter party, then the requirements of the specific documents shall apply and take precedence.~~

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Attachment 1—OCIMF HVPQ (Harmonised Vessels’ Particulars Questionnaire)

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OCIMF Vessel Particulars Questionnaire HVPQ4

1	Chapter 1
1	GENERAL INFORMATION
1.1	Date this HVPQ document completed	Oct 03, 2012
1.2	Name of ship	Bodil Knutsen
1.3	LR/IMO Number	9472529
1.4	Last previous name
1.4.1	Last previous name - date of name change
1.5	Second last previous name
1.5.1	Second last previous name - date of name change
1.6	Third last previous name
1.6.1	Third last previous name - date of name change
1.7	Fourth last previous name
1.7.1	Fourth last previous name - date of name change
1.8	Flag	Isle of Man
1.9	Port of Registry	Douglas
1.10	If the flag has been changed, what was previous flag?	Norway
1.11	Call sign	2EPZ5
1.12	Vessel’s telephone (INMARSAT) number	+870 7650 85560
1.13	Vessel’s fax number	+870 7650 85562
1.14	Vessel’s telex number	580 4257 99810
1.15	Mobile Phone Number	+4791660201
1.16	Vessel’s Email address	bodil.knutsen@knutsenoas.com
1.17	Type of ship	Oil Tanker
1.18	Vessel’s MMSI No. (Maritime Mobile Selective Call Identity Code)	235087214
1.19	Type of Hull	Double hull
2	OWNERSHIP AND OPERATION
1.20	Registered Owner	Knutsen Bøyelaster VI KS
1.20.1	Registered Owner - Full address	Smedasundet 40, 5529 Haugesund, Norway
1.20.2	Registered Owner - Office telephone number	+4752704000
1.20.3	Registered Owner - Office telex number	Smedasundet 40, 5529 Haugesund, Norway
1.20.4	Registered Owner - Office fax number	+4752704040
1.20.5	Registered Owner - Office Email address	vetting@knutsenoas.com
1.20.6	Registered Owner - Contact person	John Terje Karlsen
1.20.7	Registered Owner - Contact person after hours telephone number	+4741660000
1.21	Number of years this vessel has been owned by Registered Owner	1 Years
1.22	Name of Technical Operator	KNOT Management AS
1.22.1	Technical Operator - Full Address	Smedasundet 40, 5529 Haugesund, Norway
1.22.2	Technical Operator - Office telephone number	+4752704000
1.22.3	Technical Operator - Office telex number	Smedasundet 40, 5529 Haugesund, Norway
1.22.4	Technical Operator - Office fax number	+4752704040
1.22.5	Technical Operator - Office Email address	vetting@knutsenoas.com
1.22.6	Technical Operator - Contact person (Designated Person Ashore)	Geir Hagen
1.22.7	Technical Operator - Contact person after hours telephone number	+4741660000
1.22.8	Technical Operator - Emergency callout number	+4741660000
1.22.9	Technical Operator - Emergency callout pager number
1.22.10	Technical Operator - Contact details for person responsible for oil spill response
1.23	Number of years this vessel has been controlled by technical operator	1 Years
1.24	Total number of vessels operated by this Technical Operator	42
1.25	Name of Commercial Operator	Statoil Crude Shuttle
1.25.1	Commercial Operator - Full Address	MPR CLP MHS OPS, ST-FO E-2
Forusbeen 50 N-4035 Stavanger
Norway
1.25.2	Commercial Operator - Office telephone number	Else Karin Lund +47 51 99 39 76/

+47 901 41 082 Jarle Fuglestad
+47 51 99 59 58/ +47 975 47 296 Linda Kristoffersen Aase +47 51 99 68 76/ +47 952 50 950 Jorunn Stavland +47 51 99 44 24/ +47 952 50 757
1.25.3	Commercial Operator - Office telex number
1.25.4	Commercial Operator - Office fax number
1.25.5	Commercial Operator - Office Email address	crudeshuttle@statoil.com
1.25.6	Commercial Operator - Contact person	Duty personell
1.25.7	Commercial Operator - Contact person after hours telephone number	47 47 68 67 05
3	BUILDER
1.26	Builder	DSME Daewoo Shipbuilding &
Marine Engineering Co. Ltd
1.27	Date of building contract	Sep 12, 2007
1.28	Hull number	5316
1.29	Date keel laid	Aug 17, 2010
1.30	Date launched	Oct 09, 2010
1.31	Date delivered (Date of Built)	Feb 28, 2011
1.32	If applicable, date of completion of major hull changes
1.33	List what changes were made with major hull change
4	CLASSIFICATION
1.34	Classification society	DNV Det Norske Veritas
1.35	Class Notation	+1A1, Tanker for Oil ESP, CSR, PLUS-2, E0, DYNPOS-AUTR, DAT(-30), ICE-1A, VCS-2, SPM. TMON.
BIS. OPP-F, BOW LOADING, HELDK-SH, NAUT-AW, CLEAN-
DESIGN, COMF-V(3) C(2), F- AMC, ESV-P (HIL)
1.36	If Classification society changed, name of previous society	N/A
1.37	If Classification society changed, date of change
1.38	Date of last dry-dock
1.39	Date of second last dry-dock
1.40	Date next dry-dock due	Feb 28, 2016
1.41	Date of last special survey	Feb 28, 2011
1.42	Was last special survey an enhanced special survey?
1.43	Date next special survey due	Feb 28, 2016
1.44	If vessel has Condition Assessment Programme (CAP) rating, what is the latest rating?
1.45	Certificate of Class (COC) (Last Annual)	Jan 16, 2012
1.46	Date of last boiler survey - Port boiler	Feb 28, 2011
1.47	Date of last boiler survey - Starboard boiler	Feb 28, 2011
1.48	Is the vessel subject to Continuous Machinery Survey?	Yes
5	DIMENSIONS
1.49	Length overall (LOA)	284.95 Metres
1.50	Length between perpendiculars (LBP)	270.0 Metres
1.51	Beam (extreme breadth)	50.0 Metres
1.52	Moulded breadth	50.0 Metres
1.53	Moulded depth	23.0 Metres
1.54	Keel to masthead (KTM)	54.3 Metres
1.55	Distance bow to bridge	241.7 Metres
1.56	Distance bridge front - mid point manifold	100.5 Metres
1.57	PARALLEL MID-BODY DIAGRAM
1.57.1	Distance bow to mid-point manifold (BCM)	141.2 Metres
1.57.2	Distance stern to mid-point manifold (SCM)	143.4 Metres
1.57.3	Parallel body (light ship)	153.5 Metres
1.57.4	Parallel body, forward to mid-point manifold (light ship)	56.0 Metres
1.57.5	Parallel body, aft to mid-point manifold (light ship)	34.0 Metres

1.57.6	Parallel body (normal ballast)	127 Metres
1.57.7	Parallel body, forward to mid-point manifold (normal ballast)	74.0 Metres
1.57.8	Parallel body, aft to mid-point manifold (normal ballast)	53 Metres
1.57.9	Parallel body at loaded summer deadweight (SDWT)	146 Metres
1.57.10	Parallel body, forward to mid-point manifold at loaded (SDWT)	74 Metres
1.57.11	Parallel body, aft to mid-point manifold at loaded (SDWT)	72 Metres
1.58	Does the vessel have a bulbous bow?	Yes
6	TONNAGES
1.59	Net Registered Tonnage (NRT)	50197
1.60	Gross Tonnage (GT)	93147
1.61	Suez Tonnage	85341.12
1.61.1	Suez Canal Gross Tonnage (SCGT)	95043.14
1.61.2	Suez Canal Net Tonnage (SCNT)	85529.02
1.62	Panama Canal Net Tonnage (PCNT)
7	LOADLINE INFORMATION
1.63.1	Summer Freeboard	7.117 Metres
1.63.2	Summer Draft	15.923 Metres
1.63.3	Summer Deadweight (SDWT)	149999 Metric Tonnes
1.63.4	Summer Displacement	180299 Metric Tonnes
1.64.1	Winter Freeboard	7.117 Metres
1.64.2	Winter Draft	15.92 Metres
1.64.3	Winter Deadweight	149999 Metric Tonnes
1.64.4	Winter Displacement	180299 Metric Tonnes
1.65.1	Tropical Freeboard	7.117 Metres
1.65.2	Tropical Draft	15.92 Metres
1.65.3	Tropical Deadweight	Metric Tonnes
1.65.4	Tropical Displacement	180299 Metric Tonnes
1.66.1	Lightship Freeboard	18.777 Metres
1.66.2	Lightship Draft	3.27 Metres
1.66.3	Lightship Deadweight	0 Metric Tonnes
1.66.4	Lightship Displacement (Lightweight)	30300.0 Metric Tonnes
1.67.1	Normal Ballast Condition Freeboard	15.155 Metres
1.67.2	Normal Ballast Condition Draft	7.845 Metres
1.67.3	Normal Ballast Condition Deadweight	51798.0 Metric Tonnes
1.67.4	Normal Ballast Condition Displacement	82098.0 Metric Tonnes
1.68.1	Segregated Ballast Condition Freeboard	14.95 Metres
1.68.2	Segregated Ballast Condition Draft	8.05 Metres
1.68.3	Segregated Ballast Condition Deadweight	53817.9 Metric Tonnes
1.68.4	Segregated Ballast Condition Displacement	84117.9 Metric Tonnes
1.69	FWA at Summer Draft (Freeboard)	358 Millimetres
1.70	TPC Immersion at Summer Draft (Freeboard)	126.2 Metric Tonnes
1.71.1	Draught Fore at normal ballast conditions (Freeboard)	6.712 Metres
1.71.2	Draught Aft at normal ballast conditions (Draft)	8.978 Metres
1.72	Does the vessel have Multiple SDWT?	Yes
1.73	If the vessel has multiple SDWT, what is maximum assigned Deadweight?	157644 Metric Tonnes
1.74	What is the max. height of mast above waterline (air draft) in normal SBT condition?	45.322 Metres
8	RECENT OPERATIONAL HISTORY
1.75	Has the vessel traded continuously without requirement for unscheduled repairs since the last dry-dock, except for normal maintenance?	Yes
1.76	If unscheduled repairs have been carried out, what was the nature of the repairs?
1.77	Has the vessel been involved in a pollution incident during the past 12 months?	No
1.78	Has the vessel been involved in a grounding incident during the past 12 months?	No
1.79	Has the vessel been involved in a collision during the past 12 months?	No
2	Chapter 2
1	CERTIFICATES

2.1	Register Number	742853
2.2.1	Safety Equipment Certificate (SEC) (Issued)	Jul 09, 2012
2.2.2	Safety Equipment Certificate (SEC) (Expires)	Feb 28, 2016
2.2.3	Safety Equipment Certificate (SEC) (Last Annual)	Jan 16, 2012
2.3.1	Safety Radio Certificate (SRC) (Issued)	Jul 27, 2011
2.3.2	Safety Radio Certificate (SRC) (Expires)	Feb 28, 2016
2.3.3	Safety Radio Certificate (SRC) (Last Annual)	Jan 13, 2012
2.4.1	Safety Construction Certificate (SCC) (Issued)	Aug 31, 2012
2.4.2	Safety Construction Certificate (SCC) (Expires)	Feb 28, 2016
2.4.3	Safety Construction Certificate (SCC) (Last Annual)	Jan 16, 2012
2.5.1	International Loadline Certificate (ILC) (Issued)	Nov 01, 2011
2.5.2	International Loadline Certificate (ILC) (Expires)	Feb 28, 2016
2.5.3	International Loadline Certificate (ILC) (Last Annual)	Jan 13, 2012
2.6.1	International Oil Pollution Prevention Certificate (IOPPC) (Issued)	Jul 16, 2012
2.6.2	International Oil Pollution Prevention Certificate (IOPPC) (Expires)	Feb 28, 2016
2.6.3	International Oil Pollution Prevention Certificate (IOPPC) (Last Annual)	Jan 13, 2012
2.7	Type of Oil Tanker as specified by IOPPC Crude/Product (If not an oil tanker, specify)	Crude Oil Tanker
2.8.1	ISM Safety Management Certificate (SMC) (Issued)	Jun 22, 2012
2.8.2	ISM Safety Management Certificate (SMC) (Expires)	Oct 06, 2016
2.8.3	ISM Safety Management Certificate (SMC) (Last Intermediate)
2.9.1	Document of Compliance (DOC) (Issued)	Jun 22, 2012
2.9.2	Document of Compliance (DOC) (Expires)	Dec 13, 2014
2.9.3	Document of Compliance (DOC) (Endorsed)
2.10.1	USCG Letter of Compliance (if applicable) (Issued)
2.10.2	USCG Letter of Compliance (if applicable) (Expires)
2.10.3	USCG Letter of Compliance (if applicable) (Last Annual)
2.11.1	USCG Certificate of Compliance (COC/TVEL) (Issued)
2.11.2	USCG Certificate of Compliance (COC/TVEL) (Expires)
2.12	Minimum Safe Manning Certificate (MSM) (Issued)	Oct 06, 2016
2.13	Civil Liability Convention (CLC) 1969 Certificate (Issued)
2.14	Civil Liability Convention (CLC) 1992 Certificate (Issued)	Feb 20, 2013
2.15	U.S. Certificate of Financial Responsibility (COFR) (Issued)
2.16	Certificate of Fitness (COF) Chemicals (issued)
2.17	Certificate of Fitness (COF) Gas (issued)
2.18	Noxious Liquids Substance Certificate (NLS) (Issued)
2.19	Unattended Machinery Space Certificate (UMS) (Issued)	Feb 28, 2011
2.20	International Tonnage Certificate (ITC) (Issued)	Jul 05, 2011
2	DOCUMENTS
2.21	IMO Safety of Life at Sea Convention (SOLAS 74)	Yes
2.22	IMO International Code of Signals (SOLAS V-Reg 21)	Yes
2.23	IMO International Convention for the Prevention of Pollution from Ships (MARPOL 73/78) Yes
2.24	IMO Ships Routeing	Yes
2.25	IMO International Regulations For Preventing Collisions at Sea (COLREGS)	Yes
2.26	IMO Standards of Training, Certification and Watchkeeping (STCW Convention)	Yes
2.27	ICS Guide to Helicopter/Ship Operations	Yes
2.28	OCIMF/ICS/IAPH International Safety Guide for Oil Tankers and Terminals (ISGOTT)	Yes
2.29	OCIMF/ICS Clean Seas Guide for Oil Tankers	Yes
2.30	OCIMF/ICS Prevention of Oil Spillages Through Cargo Pumproom Sea Valves	Yes
2.31	OCIMF/ICS Ship to Ship Transfer Guide (Petroleum)	Yes
2.32	OCIMF Recommendations for Oil Tanker Manifolds and Associated Equipment	Yes
2.33	OCIMF Mooring Equipment Guidelines	Yes
2.34	OCIMF Effective Mooring	Yes
2.35	USCG Regulations for Tankers (USCG 33 CFR/46 CFR)

2.36	Oil Transfer Procedures (USCG 33 CFR 155-156)
2.37	Operator’s ISM Manuals	Yes
2.38	Is the publication IMO-Inert Gas Systems, or Ship Technical Operator’s equivalent manual on board?	Yes
2.39	Is the publication IMO-Cow Systems, or Ship Technical Operator’s equivalent manual on board?	Yes
2.40	ICS Bridge Procedures Guide	Yes
2.41	IAMSAR Vol.3
2.42	Nautical Institute Bridge Team Management	Yes
2.43	International Medical Guide for Ships(or equivalent)	Yes
2.44	International Ship Security Certificate (ISSC) (Is vessel fully compliant)	Yes
3	FOR CHEMICAL TANKERS ONLY
2.45	IMO Code for Construction & Equipment of Ships Carrying Dangerous Chemicals in Bulk
(IBC Code)
2.46	IMO Index of Dangerous Chemicals Carried in Bulk
2.47	ICS Tanker Safety Guide (Chemicals)
2.48	IMO Code for Construction & Equipment of Ships Carrying Dangerous Chemicals in Bulk
(BCH Code)
2.49	Chemical Data Guide (USCG 1990 CIM 16616.6A)
2.50	Medical First Aid Guide for Use in Accidents involving Dangerous goods (MFAG)
2.51	Procedures and Arrangements (P&A) Manual
4	FOR GAS CARRIERS ONLY
2.52	IMO Code for Construction & Equipment of Ships Carrying Liquefied Gases in Bulk (IGC
Code)
2.53	ICS Tanker Safety Guide (Liquefied Gas)
2.54	SIGTTO Liquefied Gas Handling Principles on Ships and in Terminals
2.55	SIGTTO Guide to Pressure Relief Valve Maintenance and Testing
2.56	ICS Ship to Ship Transfer Guide (Liquefied Gases)
2.57	IMO International Code for the Construction and Equipment of Ships Carrying Liquefied
Gases in Bulk (IGC Code)
2.58	IMO Code for Existing Ships Carrying Liquefied Gases in Bulk (EGC Code)
3	Chapter 3
1	CREW MANAGEMENT
3.1	Minimum manning required (officers)	8
3.1.1	Actual manning (officers)	10
3.1.2	List Nationality of Officers	Norwegian and Fillippino.
3.1.3	Master-Employed by (Vessel Operator)	Yes
3.1.4	Officers employed by (Vessel Operator)	Yes
3.1.5	Ratings employed by (Vessel Operator)
3.1.6	Common language used (Vessel Operator)	English
3.1.7	Manning agent #1 (Officers) - Full name	Knutsen OAS Shipping AS
3.1.7.1	Manning agent #1 (Officers) - Full address	for Euopean officers: KNOT
Management AS, Smedasundet 40, 5529 Haugesund, Norway. (for
Phillipine officers same details as for ratings)
3.1.7.2	Manning agent #1 (Officers) - Office telephone number	+4752704000
3.1.7.3	Manning agent #1 (Officers) - Office telex number	42204 knut n
3.1.7.4	Manning agent #1 (Officers) - Office fax number	+4752704040
3.1.7.5	Manning agent #1 (Officers) - Office Email address	vetting@knutsenoas.com
3.1.8	Are manning agent(s) wholly or partially owned by Operator?	Yes
3.1.9	If No, does Operator have selection rights?
3.1.10	Does vessel’s Operator maintain personnel files on officers assigned to his vessels?	Yes

3.1.11	Do officers regularly return to Operator’s vessels?	Yes
3.2	Minimum manning required (ratings)	6
3.2.1	Actual manning (ratings)	17
3.2.2	List Nationality of Ratings	Fillipino, Norwegian and Polish.
3.2.3	Master-Employed by (Manning Agent)	No
3.2.4	Officers employed by (Manning Agent)	No
3.2.5	Ratings employed by (Manning Agent)	Yes
3.2.6	Common language used (Manning Agent)	English
3.2.7	Manning agent #1 (Ratings) - Full name	Knutsen Philippines, Inc.
3.2.7.1	Manning agent #1 (Ratings) - Full address	2nd & 3rd. Floor, The Gregorian
Bilding, 2178 Taft Avenue, Malate, Manila, Philipines, 1004
3.2.7.2	Manning agent #1 (Ratings) - Office telephone number	Tel No: (+63-2) 527-8556
3.2.7.3	Manning agent #1 (Ratings) - Office telex number
3.2.7.4	Manning agent #1 (Ratings) - Office fax number	Fax No:(+63-2) 526-6801
3.2.7.5	Manning agent #1 (Ratings) - Office Email address	b.arcilla@ph.knutsenoas.com
3.2.8	Does vessel’s Operator maintain personnel files on ratings assigned to his vessels?	Yes
3.2.9	Do ratings regularly return to Operator’s vessels?	Yes
2	CONTINUITY
3.3	Do senior officers return to the same vessel on a rotational basis?	Yes
3.4	Are senior officers rotated on vessels of similar class within company fleet?
3.5	Are junior officers and ratings rotated on vessels of similar class within company fleet?	Yes
3.6	If senior officers do not return to same vessel on a rotational basis, are changes of Master, Chief Officer and Second Engineer organised to avoid a full change of officers at same time?
3	TRAINING
3.7	List Operator sponsored training courses available to officers (Bridge Management etc.)	Offshore loading pase 1, 2 and 3, DP basic and Advanced, MCRM (BRM), ECDIS, Seagull CBT, Heliguard.
3.8	List Operator sponsored training courses available to ratings (Fire Fighting etc.)	Seagull CBT
3.9	Are Masters and Chief Engineers required to attend company office before and after each tour of duty?	No
3.10	Does operator hold regular training seminars ashore for officers?	Yes
3.11	Are training seminars provided on board for officers and ratings?	No
3.12	What courses, exceeding statutory requirements, are provided for senior officers?	Framo, MAN, BLS, TMv2 (PMS system), Risk Assesment, Root Cause analysis etc.
3.13	What courses, exceeding statutory requirements, are provided for junior officers?
3.14	What courses, exceeding statutory requirements, are provided for ratings?
4	Chapter 4
1	NAVIGATION
4.1.1	Magnetic compass	Yes
4.1.2	Magnetic compass (Type)	Sperry Marine
4.1.3	Magnetic compass (Number of Units)	1
4.2.1	Gyro compass	Yes
4.2.2	Gyro compass (Type)	Navigat X MK1
4.2.3	Gyro compass (Number of Units)	3
4.3.1	Gyro Autopilot	Yes
4.3.2	Gyro Autopilot (Type)	Kongsberg
4.3.3	Gyro Autopilot (Number of Units)	1
4.4.1.1	Radar 1	Yes
4.4.1.2	Radar (Type)	X-band, Kongsberg K-Bridge
0470/10
4.4.1.3	Radar 1 (Number of Units)	1
4.4.2.1	Radar 2	Yes

4.4.2.2	Radar (Type)	S-band, Kongsberg K-Bridge
0470/10
4.4.2.3	Radar 2 (Number of Units)	1
4.4.3	Are radars gyro stabilised?	Yes
4.5	Is there at least one radar operating in the 9 Ghz frequency band (3cm/x band)?	Yes
4.6	Are the 3 GHz (10cm/S band) and 9Ghz (3cm / X band) radars fitted with an electronic switching unit?	Yes
4.7.1	Radar plotting equipment
4.7.2	Radar plotting equipment (Type)
4.7.3	Radar plotting equipment (Number of Units)	2
4.8.1	Are the Radars fitted with ARPA?	Yes
4.8.2	Type of ARPA	K-Bridge 0470/10
4.8.3	Number of ARPA Units installed	2
4.9.1	Depth sounder with recorder	Yes
4.9.2	Depth sounder with recorder (Type)	Skipper GDS101
4.9.3	Depth sounder with recorder (Number of Units)	1
4.10.1	Speed/distance indicator	Yes
4.10.2	Speed/distance indicator (Type)	Skipper IR300 Speed
4.10.3	Speed/distance indicator (Number of Units)	1
4.11.1	Doppler log	Yes
4.11.2	Doppler log (Type)	Skipper DL850
4.11.3	Doppler log (Number of Units)	1
4.12.1	Docking approach doppler	Yes
4.12.2	Docking approach doppler (Type)	Skipper IR300 Speed
4.12.3	Docking approach doppler (Number of Units)	4
4.13.1	Rudder angle indicator	Yes
4.13.2	Rudder angle indicator (Type)	Daeyang Instrument 3C-300R
4.13.3	Rudder angle indicator (Number of Units)	4
4.14.1	RPM indicator	Yes
4.14.2	RPM indicator (Type)	Kongsberg
4.14.3	RPM indicator (Number of Units)	3
4.15.1	Controllable pitch propeller indicator	Yes
4.15.2	Controllable pitch propeller indicator (Type)	Kongsberg
4.15.3	Controllable pitch propeller indicator (Number of Units)	4
4.16.1	Bow thruster indicator	Yes
4.16.2	Bow thruster indicator (Type)	Brunvoll
4.16.3	Bow thruster indicator (Number of Units)	3
4.17.1	Stern Thrust indicator	Yes
4.17.2	Stern Thrust indicator (Type)	Brunvoll
4.17.3	Stern Thrust indicator (Number of Units)	2
4.18.1	Rate of turn indicator	Yes
4.18.2	Rate of turn indicator (Type)	Sperry Marine
4.18.3	Rate of turn indicator (Number of Units)	3
4.19.1	Radio direction finder
4.19.2	Radio direction finder (Type)
4.19.3	Radio direction finder (Number of Units)
4.20.1	Navtex receiver	Yes
4.20.2	Navtex receiver (Type)	Sirius-3 Navtex
4.20.3	Navtex receiver (Number of Units)	1
4.21.1	Satellite navigation receiver	No
4.21.2	Satellite navigation receiver (Type)
4.21.3	Satellite navigation receiver (Number of Units)
4.22.1	Is the vessel fitted with GPS?	No
4.22.2	Type of GPS installed?
4.22.3	Number of GPS units installed?
4.23.1	Is the vessel fitted with Differential GPS?	Yes
4.23.2	Type of Differential GPS installed?	Simrad MX512
4.23.3	Number of Differential GPS units installed?	2
4.24.1	Is there an Electronic Chart Display?	Yes

4.24.2	Is there an Electronic Chart Display? (Type)	Kongsberg, K-bridge
4.24.3	Is there an Electronic Chart Display? (Number of Units)	2
4.25	Is the Electronic Chart Display incorporated into an approved ECDIS?	No
4.26.1	Integrated Navigation System (INS)	Yes
4.26.2	Integrated Navigation System (INS) (Type)	Kongsberg K-Bridge
4.26.3	Integrated Navigation System (INS) (Number of Units)	5
4.27.1	Decca navigator
4.27.2	Decca navigator (Type)
4.27.3	Decca navigator (Number of Units)
4.28.1	Omega receiver	No
4.28.2	Omega receiver (Type)
4.28.3	Omega receiver (Number of Units)
4.29.1	Loran C receiver
4.29.2	Loran C receiver (Type)
4.29.3	Loran C receiver (Number of Units)
4.30.1	Course recorder	Yes
4.30.2	Course recorder (Type)	Kongsberg
4.30.3	Course recorder (Number of Units)	1
4.31.1.1	Off - course alarm - gyro	Yes
4.31.1.2	Off - course alarm - gyro (Type)	K-Bridge
4.31.1.3	Off - course alarm - gyro (Number of Units)	1
4.31.2.1	Off - course alarm - magnetic	Yes
4.31.2.2	Off - course alarm - magnetic (Type)	K-Bridge
4.31.2.3	Off - course alarm - magnetic (Number of Units)	1
4.32.1	Engine order printer	Yes
4.32.2	Engine order printer (Type)	Kongsberg OPU AC-C20
4.32.3	Engine order printer (Number of Units)	1
4.33.1	Anemometer	Yes
4.33.2	Anemometer (Type)	Deif
4.33.3	Anemometer (Number of Units)	2
4.34.1	Weather fax	Yes
4.34.2	Weather fax (Type)	JRC JAX-9B
4.34.3	Weather fax (Number of Units)	1
4.35	Does the vessel carry sextant(s)?	Yes
4.36	Does the vessel carry a signal lamp?	Yes
4.37	Is each bridge wing fitted with a rudder angle indicator?	Yes
4.38.1	Is each bridge wing fitted with a RPM indicator?	Yes
4.38.2	Is each bridge wing fitted with a gyro repeater?	Yes
4.39	If the vessel is fitted with a controllable pitch propeller, are indicators fitted on the bridge wings?	Yes
4.40	Are steering motor controls and engine controls fitted on bridge wings?	Yes
4.41	Is bridge equipped with a ‘Dead-Man’ alarm or equipment?	Yes
5	Chapter 5
1	SAFETY MANAGEMENT
5.1	Is the vessel operated under a Quality Management System?	Yes
5.1.1	If Yes, what type of system? (ISO9002 or IMO Resolution A.741(18))?	ISO9002
5.1.2	If Yes, who is the certifying body?	DNV
5.1.3	Date of vessel certification	Feb 28, 2011
2	HELICOPTERS
5.2	Can the vessel comply with the ICS Helicopter Guidelines?	Yes
5.2.1	If Yes, state whether winching or landing area provided	Landing
5.2.2	What is diameter of circle provided?	28 Metres
3	FIRE FIGHTING EQUIPMENT & LIFE SAVING EQUIPMENT
5.3	Is a fixed foam firefighting system installed for the cargo area?	Yes
5.4	Type of foam on board	Other
5.5	Date of foam supply or last analysis certificate	Feb 28, 2011
5.6	What fixed fire fighting system is provided for the paint locker?	CO2
5.7	What type of fire fighting system is fitted in pumproom(s)?
5.8	What type of fire fighting system is fitted in engine room(s)?	CO2, Water Based Sprinkler
5.9	What type of fire fighting system is fitted in void spaces(s)?

5.10	Is a fixed dry powder firefighting system installed for the cargo area?
5.11	Is a fixed water spray firefighting system installed for the cargo area?	Yes
5.12	Is vessel equipped with recharging compressor for breathing apparatus?	Yes
5.13	What type of lifeboat is fitted?	Freefall
5.14	Is a dedicated rescue boat carried?	Yes
5.15	The type of rescue boat is: Rigid/inflated/ rigid-inflated	Rigid
6	Chapter 6
1	POLLUTION PREVENTION
6.1	Is the vessel fitted with a continuous deck edge fishplate enclosing the deck area?	Yes
6.1.1	If Yes, what is its minimum vertical height above the deck plating?	150 Millimetres
6.1.2	What is maximum vertical height above deck plating at aft thwartships coaming?	400 Millimetres
6.1.3	How far forward is this height maintained?	Metres
6.2	Is an athwartship deck coaming fitted adjacent to accommodation and service areas?	Yes
6.3	What is the height of the coaming?	Millimetres
6.4	Is spill containment fitted under the cargo manifold?	Yes
6.5	Is spill containment fitted under all bunker manifolds?	Yes
6.6	Is containment fitted under the bunker tank vents?	Yes
6.7	Is containment fitted around the deck machinery?	Yes
6.8	Specify type of scupper plugs	Rubber Expansion
6.9	Are means provided for draining or removing oil from deck area /containment?	Yes
6.10.1	What type of sorbents are provided?	Yes
6.10.2	Are non-sparking hand scoops and shovels provided?	Yes
6.10.3	Disposal Containers	Yes
6.10.4	Are emulsifiers provided?	Yes
6.10.5	Non-sparking pumps	Yes
6.11	Is the cargo piping system fully segregated from the sea chest?	Yes
6.12	What type of sea valves that are fitted	Butterfly
6.13	If the vessel is a pre-MARPOL tanker, is a cargo sea chest valve testing arrangement fitted which meets OCIMF recommendations?
6.14	Are dump valves fitted to slop tanks which can be left open with inert gas pressure on the tanks?	Yes
6.15	Are overboard discharges fitted with blanks or alternatively, is there a testing arrangement for the overboard valves?	Yes
6.16	Is there a discharge below the waterline for Annex II substances
6.17	Is there a discharge above the waterline for Annex I oily mixtures	Yes
6.18	Does Operator have policy to pressure test cargo piping at intervals no greater than 12 months?	Yes
6.18.1	If Yes, specify pressure	16 bar
6.19	Is garbage incinerator fitted?	Yes
2	OPA 90 REQUIREMENTS
6.20	Has the vessel Operator submitted a Vessel Spill Response Plan to the US Coast Guard which has been approved by official USCG letter?	Yes
6.21	Has a Geographic Specific Appendix been filed with the Captain of the Port for each Port Zone the vessel expects to enter or transit?	Yes
6.22	Has the vessel Operator deposited a letter with the US Coast Guard confirming that the Operator has signed a service contract with an oil spill removal organisation for responding to a ‘worst case scenario’?	Yes
7	Chapter 7
1	STRUCTURAL CONDITION
7.1	Are cargo tanks coated?	Yes
7.1.1	If cargo tanks are coated, specify type of coating	2 x Tar free Epoxy
7.1.2	If partially coated, specify which tanks are coated
7.1.3	If cargo tanks are coated, specify to what extent	Full, 300 microns
7.2	What is the condition of the cargo tank coating?	Good
7.3	Are ballast tanks coated?	Yes
7.3.1	If ballast tanks are coated, specify type of coating	2 x Tar free Epoxy

7.3.2	If ballast tanks are coated, specify to what extent	Full, 320 microns
7.3.3	What is the condition of ballast tank coating?	Good
7.4	Are there anodes in the cargo tanks?
7.5	Are there anodes in the ballast tanks?	Yes
7.6	What type of anodes are used?	Zn-Anodes HZB-002-101RB
7.7	What percentage of anodes have wasted?	%
7.8	If anodes are aluminium, what is the height above tank bottom?	Millimetres
7.9	Is a formal programme in place for regular inspection of void spaces, cargo and ballast tanks?	Yes
7.10	Does the vessel have planned prevention maintenance programme (PPM)?	Yes
7.10.1	Is PPM manual (card system) or computerised?	Computerised
7.10.2	What areas of vessel does PPM cover?	Engine. Deck, Bridge
7.10.3	Is PPM Class approved?	Yes
8	Chapter 8
1	CARGO AND BALLAST HANDLING
8.1	Tank Plan
8.1.1	Tank Plan Diagram
2	DOUBLE HULL VESSELS
8.2	Is vessel fitted with centreline bulkhead in all cargo tanks?	Yes
8.2.1	If Yes, is bulkhead solid or perforated?	Solid
8.2.2	Is vessel fitted with any full breadth ballast tanks?	No
8.2.3	If Yes, how many ballast tanks are full breadth?
8.2.4	Does vessel meet the IMO definition of ‘double hull’?	Yes
3	CARGO TANK CAPACITIES
8.3	Cargo Tank Capacities At 98% Full (M3)
8.3.1	Centre Tank Number 1 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.2	Centre Tank Number 2 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.3	Centre Tank Number 3 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.4	Centre Tank Number 4 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.5	Centre Tank Number 5 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.6	Centre Tank Number 6 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.7	Centre Tank Number 7 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.8	Centre Tank Number 8 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.9	Centre Tank Number 9 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.10	Centre Tank Number 10 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.11	Centre Tank Number 11 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.12	Centre Tank Number 12 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.13	Centre Tank Number 13 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.14	Centre Tank Number 14 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.15	Centre Tank Number 15 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.16	Wings (P & S combined) Number 1 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	21996.0 Cu. Metres
8.3.17	Wings (P & S combined) Number 2 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	31010.0 Cu. Metres

8.3.18	Wings (P & S combined) Number 3 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	31010.0 Cu. Metres
8.3.19	Wings (P & S combined) Number 4 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	31010.0 Cu. Metres
8.3.20	Wings (P & S combined) Number 5 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	31010.0 Cu. Metres
8.3.21	Wings (P & S combined) Number 6 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	25295.8 Cu. Metres
8.3.22	Wings (P & S combined) Number 7 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.23	Wings (P & S combined) Number 8 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.24	Wings (P & S combined) Number 9 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.25	Wings (P & S combined) Number 10 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.26	Wings (P & S combined) Number 11 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.27	Wings (P & S combined) Number 12 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.28	Wings (P & S combined) Number 13 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.29	Wings (P & S combined) Number 14 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.3.30	Wings (P & S combined) Number 15 Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.4	Centre Tank Total Capacity (98%)	0 Cu. Metres
8.5	Slops 1st Tank Capacity (max% per company policy: 98%, 97%, 96% or 95%)	2006.6 Cu. Metres
8.5.1	Slops 2nd Tank Capacity (max% per company policy: 98%, 97%, 96% or 95%)	2006.6 Cu. Metres
8.6	Wings (P & S combined) Total Capacity (98%)	171332 Cu. Metres
8.7	Slops 3rd tank Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.7.1	Slops 4th tank Capacity (max% per company policy: 98%, 97%, 96% or 95%)	Cu. Metres
8.8	Centre Tank Total Capacity (98%)	0 Cu. Metres
8.9	Wings (P & S combined) Total Capacity (98%)	171332 Cu. Metres
8.10	Grand Total Cubic Capacity (98%)	175345.000 Cu. Metres
4	BALLAST TANK CAPACITIES
8.11	Ballast Capacities At 100% Full (M3)
8.11.1.1	Tank Number 1 (Identity)	Fore Peak/ Aft Peak
8.11.1.2	Tank Number 1 (Capacity)	3035.1 Cu. Metres
8.11.2.1	Tank Number 2 (Identity)	WB1P
8.11.2.2	Tank Number 2 (Capacity)	4571.6 Cu. Metres
8.11.3.1	Tank Number 3 (Identity)	WB1S
8.11.3.2	Tank Number 3 (Capacity)	4571.6 Cu. Metres
8.11.4.1	Tank Number 4 (Identity)	WB2P
8.11.4.2	Tank Number 4 (Capacity)	4199.2 Cu. Metres
8.11.5.1	Tank Number 5 (Identity)	WB2S
8.11.5.2	Tank Number 5 (Capacity)	4199.2 Cu. Metres
8.11.6.1	Tank Number 6 (Identity)	WB3P
8.11.6.2	Tank Number 6 (Capacity)	4006.9 Cu. Metres
8.11.7.1	Tank Number 7 (Identity)	WB3S
8.11.7.2	Tank Number 7 (Capacity)	4274.7 Cu. Metres
8.11.8.1	Tank Number 8 (Identity)	WB4P
8.11.8.2	Tank Number 8 (Capacity)	4274.7 Cu. Metres
8.11.9.1	Tank Number 9 (Identity)	WB4S
8.11.9.2	Tank Number 9 (Capacity)	4274.7 Cu. Metres
8.11.10.1	Tank Number 10 (Identity)	WB5P

8.11.10.2	Tank Number 10 (Capacity)	4168.9 Cu. Metres
8.11.11.1	Tank Number 11 (Identity)	WB5S
8.11.11.2	Tank Number 11 (Capacity)	4168.9 Cu. Metres
8.11.12.1	Tank Number 12 (Identity)	WB6P
8.11.12.2	Tank Number 12 (Capacity)	4315.4 Cu. Metres
8.11.13.1	Tank Number 13 (Identity)	WB6S
8.11.13.2	Tank Number 13 (Capacity)	4291.8 Cu. Metres
8.11.14	Total Ballast Tank Capacities at 100% full	54352.700 Cu. Metres
5	BALLAST HANDLING
8.12	Ballast Handling
8.12.1	If vessel is a Pre-MARPOL tanker, indicate by tank number, tanks usually designated for departure ballast
8.12.1.1	Tank Location	N/A
8.12.2	If vessel is a Pre-MARPOL tanker, indicate by tank number, tanks usually designated for arrival ballast
8.12.2.1	Tank Location	N/A
8.12.3	Can vessel handle cargo and non-segregated ballast concurrently maintaining two valve segregation?
8.12.4	Can dirty ballast be safely loaded with gas transfer method? (simultaneous cargo discharge and loading of ballast into empty tanks)
6	IF VESSEL IS CBT TANKER WITH MANUAL
8.13	If the vessel is a CBT Tanker with Approved Manual
8.13.1	Which cargo tanks are indicated as CBT in the IOPP Certificate?
8.13.2	What is total capacity of CBT tanks?	Cu. Metres
8.13.3	Is the piping for CBT common with cargo piping or independent?
7	IF VESSEL IS SBT TANKER
8.14	If Vessel is SBT Tanker
8.14.1	What is total capacity of SBT?	55539.6 Cu. Metres
8.14.2	What percentage of summer deadweight can vessel maintain with SBT only?	36.5%
8.14.3	Does vessel meet the requirements of Annex I Reg 18.2, previously Reg 13(2)?	No
8.14.4	Can segregated ballast be discharged through vessel’s manifold?	Yes
8.14.5	Is vessel equipped with spool piece designed to connect ballast system to cargo system?	Yes
8.14.6	Do cargo lines pass through any dedicated or segregated ballast tanks?	No
8.14.7	If Yes, what type of expansion is fitted?
8.14.8	Do ballast lines pass through any cargo tanks?	No
8.14.9	If Yes, what type of expansion is fitted?	N/A
8.14.10	Can vessel pump water ashore for line clearing?	Yes
8.14.11	If Yes, what is maximum attainable discharge rate?	Cu. Metres/Hour
8.14.12	If Yes, what is maximum acceptable back pressure?	10 bar
8.14.13	Which cargo tanks are designated for heavy weather ballast as per IMO?	CT4P/S
8.14.13.1	Tank Location	Frame # 68 - 75
8	CARGO HANDLING
8.15	How many grades/products can vessel load/discharge with double valve segregation?	3
8.15.1	How many grades can vessel load/discharge using blank flanges?
8.15.2	If vessel is fitted with deepwell pumps and heat exchangers, can pumps and heat exchangers be by-passed during loading?	Yes
8.15.3	Is there Oil Discharge Monitoring Equipment (ODME) fitted?	Yes
8.15.4	Is an Oil Discharge Monitoring System connected to the above waterline discharge?	Yes
8.15.5	If yes, is the Oil Discharge Monitoring System designed to automatically stop the discharge of effluent when its oil content exceeds permitted levels?	Yes
8.16	Is vessel equipped with class approved or certified stability computer?	Yes
8.16.1	Does this stability programme consider damaged stability conditions?	Yes
8.17	Is computer integrated with cargo system and equipped with alarm to monitor loading and discharging operations?	Yes

9	CARGO AND BALLAST PUMPING SYSTEMS
8.18.1	Main Pump Number 1 (Identity)	Deepwell pumps (CT 1-6 P/S)
8.18.2	Main Pump Number 1 (Number)	12
8.18.3	Main Pump Number 1 (Type)	Centrifugal, vertical, submerged, hydraulic motor driven
8.18.4	Main Pump Number 1 (Type of Prime Mover)	Direct built-in hydraulic motor submerged in tank
8.18.5	Main Pump Number 1 (Self Priming or Draining)	Self Priming
8.18.6	Main Pump Number 1 (Capacity)	1800 Cu. Metres/Hour
8.18.7	Main Pump Number 1 (Normal Back Pressure)	10 bar
8.18.8	Main Pump Number 1 (At what Head?)	130 Metres
8.18.9	Main Pump Number 1 (Max RPM)	rpm
8.19.1	Main Pump Number 2 (Identity)	Deepwell pumps (CT 7 P/S)
8.19.2	Main Pump Number 2 (Number)	2
8.19.3	Main Pump Number 2 (Type)	Centrifugal, vertical, submerged, hydraulic motor driven
8.19.4	Main Pump Number 2 (Type of Prime Mover)	Direct built-in hydraulic motor submerged in tank
8.19.5	Main Pump Number 2 (Self Priming or Draining)	Self Priming
8.19.6	Main Pump Number 2 (Capacity)	500 Cu. Metres/Hour
8.19.7	Main Pump Number 2 (Normal Back Pressure)	10 bar
8.19.8	Main Pump Number 2 (At what Head?)	130 Metres
8.19.9	Main Pump Number 2 (Max RPM)	rpm
8.20.1	Main Pump Number 3 (Identity)	Portable Cargo Oil pump
8.20.2	Main Pump Number 3 (Number)	1
8.20.3	Main Pump Number 3 (Type)	Centrifugal, vertical, submerged, hydraulic motor driven
8.20.4	Main Pump Number 3 (Type of Prime Mover)	Direct built-in hydraulic motor
8.20.5	Main Pump Number 3 (Self Priming or Draining)	Self Priming
8.20.6	Main Pump Number 3 (Capacity)	300 Cu. Metres/Hour
8.20.7	Main Pump Number 3 (Normal Back Pressure)	bar
8.20.8	Main Pump Number 3 (At what Head?)	50 Metres
8.20.9	Main Pump Number 3 (Max RPM)	rpm
8.21.1	Main Pump Number 4 (Identity)
8.21.2	Main Pump Number 4 (Number)
8.21.3	Main Pump Number 4 (Type)	N/A
8.21.4	Main Pump Number 4 (Type of Prime Mover)	N/A
8.21.5	Main Pump Number 4 (Self Priming or Draining)
8.21.6	Main Pump Number 4 (Capacity)	Cu. Metres/Hour
8.21.7	Main Pump Number 4 (Normal Back Pressure)	bar
8.21.8	Main Pump Number 4 (At what Head?)	Metres
8.21.9	Main Pump Number 4 (Max RPM)	rpm
8.22.1	Main Pump Number 5 (Identity)
8.22.2	Main Pump Number 5 (Number)
8.22.3	Main Pump Number 5 (Type)	N/A
8.22.4	Main Pump Number 5 (Type of Prime Mover)	N/A
8.22.5	Main Pump Number 5 (Self Priming or Draining)
8.22.6	Main Pump Number 5 (Capacity)	Cu. Metres/Hour
8.22.7	Main Pump Number 5 (Normal Back Pressure)	bar
8.22.8	Main Pump Number 5 (At what Head?)	Metres
8.22.9	Main Pump Number 5 (Max RPM)	rpm
8.23.1	Main Pump Number 6 (Identity)
8.23.2	Main Pump Number 6 (Number)
8.23.3	Main Pump Number 6 (Type)	N/A
8.23.4	Main Pump Number 6 (Type of Prime Mover)	N/A
8.23.5	Main Pump Number 6 (Self Priming or Draining)
8.23.6	Main Pump Number 6 (Capacity)	Cu. Metres/Hour
8.23.7	Main Pump Number 6 (Normal Back Pressure)	bar
8.23.8	Main Pump Number 6 (At what Head?)	Metres
8.23.9	Main Pump Number 6 (Max RPM)	rpm

8.24.1	Main Pump Number 7 (Identity)
8.24.2	Main Pump Number 7 (Number)
8.24.3	Main Pump Number 7 (Type)	N/A
8.24.4	Main Pump Number 7 (Type of Prime Mover)	N/A
8.24.5	Main Pump Number 7 (Self Priming or Draining)
8.24.6	Main Pump Number 7 (Capacity)	Cu. Metres/Hour
8.24.7	Main Pump Number 7 (Normal Back Pressure)	bar
8.24.8	Main Pump Number 7 (At what Head?)	Metres
8.24.9	Main Pump Number 7 (Max RPM)	rpm
8.25.1	Main Pump Number 8 (Identity)
8.25.2	Main Pump Number 8 (Number)
8.25.3	Main Pump Number 8 (Type)	N/A
8.25.4	Main Pump Number 8 (Type of Prime Mover)	N/A
8.25.5	Main Pump Number 8 (Self Priming or Draining)
8.25.6	Main Pump Number 8 (Capacity)	Cu. Metres/Hour
8.25.7	Main Pump Number 8 (Normal Back Pressure)	bar
8.25.8	Main Pump Number 8 (At what Head?)	Metres
8.25.9	Main Pump Number 8 (Max RPM)	rpm
8.26.1	Booster Pumps (Number)
8.26.2	Booster Pumps (Type)	N/A
8.26.3	Booster Pumps (Type of Prime mover)	N/A
8.26.4	Booster Pumps (Capacity) (water)	Cu. Metres/Hour
8.26.5	Booster Pumps (Normal Back Pressure)	bar
8.26.6	Booster Pumps (At what Head?)	Metres
8.26.7	Booster Pumps (RPM)	rpm
8.26.8	Booster Pumps (Max RPM)	rpm
8.27.1	Stripping (Number)	1
8.27.2	Stripping (Type)	Line strip only
8.27.3	Stripping (Type of Prime Mover)	Direct built-in hydraulic motor
8.27.4	Stripping (Capacity)	100 Cu. Metres/Hour
8.27.5	Stripping (Normal Back Pressure)	10 bar
8.27.6	Stripping (At what Head?)	130 Metres
8.28.1	Eductors (Number)
8.28.2	Eductors (Type)	N/A
8.28.3	Eductors (Type of Prime Mover)	N/A
8.28.4	Eductors(Capacity)	Cu. Metres/Hour
8.28.5	Eductors(Normal Back Pressure)	bar
8.28.6	Eductors(At what Head?)	Metres
8.29.1	Ballast Handling Main Pump (Number)	2
8.29.2	Ballast Handling Main Pump (Type)	Centrifugal, vertical, submerged, hydraulic motor driven
8.29.3	Ballast Handling Main Pump (Type of Prime Mover)	Direct built-in hydraulic motor
8.29.4	Ballast Handling Main Pump (Capacity)	2500 Cu. Metres/Hour
8.29.5	Ballast Handling Main Pump (Normal Back Pressure)	3 bar
8.29.6	Ballast Handling Main Pump (At what Head?)	30 Metres
8.29.7	Ballast Handling Main Pump (Max RPM)	rpm
8.30.1	Ballast Handling Stripping (Number)
8.30.2	Ballast Handling Stripping (Type)	N/A
8.30.3	Ballast Handling Stripping (Type of Prime Mover)	N/A
8.30.4	Ballast Handling Stripping (Capacity)	Cu. Metres/Hour
8.30.5	Ballast Handling Stripping (At what Head?)	bar
8.31.1	Ballast Handling Eductors (Number)
8.31.2	Ballast Handling Eductors (Type)	N/A
8.31.3	Ballast Handling Eductors (Type of Prime Mover)	N/A
8.31.4	Ballast Handling Eductors (Capacity)	Cu. Metres/Hour
8.31.5	Ballast Handling Eductors (At what Head?)	bar
8.32	Is vessel fitted with dedicated stripping lines and pumps?
8.33	State location of cargo pump emergency stops (i)	Fire station 1, Bridge, CCR.
8.34	State location of cargo pump emergency stops (ii)	Manifold P/S (Upper deck)
8.35	State location of cargo pump emergency stops (iii)	Deck trunk port side aft

(Accomodation front)
8.36	State location of cargo pump emergency stops (iv)
8.37	State location of cargo pump emergency stops (v)
8.38.1	Are bearings of cargo pumps fitted with high temperature alarms?	No
8.38.2	Are bearings of cargo pumps fitted with high temperature trips?
8.39.1	Are bearings of ballast pumps fitted with high temperature alarms?
8.39.2	Are bearings of ballast pumps fitted with high temperature trips?
8.40.1	Are casings of cargo pumps fitted with high temperature alarms?
8.40.2	Are casings of cargo pumps fitted with high temperature trips?
8.41.1	Are casings of ballast pumps fitted with high temperature alarms?
8.41.2	Are casings of ballast pumps fitted with high temperature trips?
8.42.1	Are pumproom shaft glands through bulkheads fitted with high temperature alarms?
8.42.2	Are pumproom shaft glands through bulkheads fitted with high temperature trips?
8.43	What is the principal type of cargo valve?	Butterfly valves of wafer(flange-less) type
8.44	What type of cargo valve actuator is fitted?	Hydraulic.
10	CARGO CONTROL ROOM
8.45	Is the vessel fitted with a Cargo Control Room? (CCR)	Yes
8.46	Can cargo and ballast pumps be controlled from the CCR?	Yes
8.47	Can all valves be controlled from the CCR?	No
8.48	Can tank innage/ullage be read from the CCR?	Yes
8.49	Is ODME readout fitted in the CCR?	Yes
8.50	Can the IGS be controlled from the CCR?	Yes
11	GAUGING AND SAMPLING
8.51	Can vessel operate under closed loading conditions in accordance with Section 7.6.3 of	Yes
ISGOTT?
8.51.1	What type of fixed closed tankgauging system is fitted?	Tank Radar. Maker: Hanla level
8.52	Does tank gauging system have local reading?
8.52.1	Is gauging system certified and calibrated?
8.52.2	If it is a portable system does the sounding pipe extend to full tank depth?	Yes
8.53	Are bunker tanks fitted with a full depth gauging system?	Yes
8.54	Are high level alarms fitted to cargo tanks?	Yes
8.54.1	If high level alarms are fitted, indicate whether to all tanks or partial?	All
8.54.2	Are high level alarms independent of the gauging system?	Yes
8.55	Are bunker tanks fitted with high level alarms?	Yes
8.56	If Yes, are bunker tank high level alarms part of the primary tank gauging system?	Yes
8.57	Are closed sampling devices on board?	Yes
8.58	Are cargo tanks fitted with dipping points as per IMO Res 497 4.4.4?	Yes
8.59	If portable equipment for gauging uses vapour locks, are vapour locks calibrated?
8.59.1	If Yes, by whom are vapour locks calibrated?
8.59.2	If Yes, by whom are vapour locks certified?
8.60	If portable equipment used for gauging who is manufacturer?	HERMetic, Enraf tanksystem
8.60.1	If portable equipment used for gauging how many units are supplied?	2
8.60.2	What is the name of the manufacturer of the vapour locks?	HERMetic
8.61	What is the nominal (internal) diameter of the vapour lock?	Millimetres
8.61.1	To what standard is the thread of the vapour lock manufactured?
8.61.2	Can vapour lock be used for ullaging?	Yes
8.61.3	Can vapour lock be used for temperature?	Yes
8.61.4	Can vapour lock be used for interface?	Yes
8.61.5	Can vapour lock be used for cargo sampling?	Yes
8.61.6	If the vapour lock can be used for cargo sampling, what is the volume of the sample that can be drawn?	0,5 l
8.62	Specify portable equipment for checking oil/water interface	Hermetic UTI
8.63	Can cargo samples be taken at the manifold?	No
8.64	What is the means of taking cargo temperatures?	From Tank Radar System

12	VAPOUR EMISSION CONTROL
8.65	Is a vapour return system (VRS) fitted?	Yes
8.65.6	If fitted, is vapour line return manifold in compliance with OCIMF Guidelines?	Yes
8.66	Is vessel certified for vapour transfer?	No
8.66.1	If yes, by which organisation?
13	VENTING
8.67	State what type of venting system is fitted	PV valves, vaacuum breaker, mast riser
8.68	State maximum venting capacity	20540 Cu. Metres/Hour
8.69	State P/V valve opening pressure	1400 mm/wg
8.70	State P/V valve vacuum setting	350 mm/wg
8.71	Does each tank have isolating valve?	Yes
8.72	Are cargo tanks fitted with full flow P/V valves without isolating valves between the P/V valve and tank?	Yes
8.73	Is there a means of measuring the pressure in the vapour space in each cargo tank?	Yes
8.74	Is venting through a mast riser?	Yes
8.75	Are mast risers fitted with high velocity vents?
8.76	If Yes, state opening pressure	mm/wg
8.77	State vacuum setting of mast riser	mm/wg
8.78	State throughput capacity of mast riser	Cu. Metres/Hour
8.79	What is the maximum loading rate for homogenous cargo (loaded simultaneously through all manifolds)	14400.0 Cu. Metres/Hour
14	CARGO MANIFOLDS
8.80	Does vessel comply with the latest edition of the OCIMF ‘Recommendations for Oil Tanker Manifolds and Associated Equipment’?	Yes
8.81	What type of valves are fitted at manifold?	Butterfly
8.82	If hydraulic valves fitted, what are closing times?	Seconds
8.83	What is the number of cargo manifold connections per side?	3
8.84	What is the size of cargo manifold connections?	650 Millimetres
8.85	Are pressure gauges fitted outboard of manifold valves?	Yes
8.86	What is the material of the manifold?	Steel
8.87	Is the vessel fitted with a crossover at the manifold?	Yes
8.88	Are manifold cross-connections made by hard or flexible piping? (chemical carriers)	Hard Piping
15	BUNKER MANIFOLDS
8.89	What is the number of bunker connections per side?	2
8.90	What is the size of the bunker connection?	200 Millimetres
16	MANIFOLD ARRANGEMENT
8.91	Manifold Arrangement Diagram
8.92	Bunker manifold to cargo manifold (A)	2000 Millimetres
8.93	Cargo manifold to cargo manifold (B)	2500 Millimetres
8.94	Cargo manifold to vapour return manifold (C)	6000 Millimetres
8.95	Manifolds to ship’s rail (D)	4600 Millimetres
8.96	Spill tank grating to centre of manifold (E)	900 Millimetres
8.97	Main deck to centre of manifold (F)	2100 Millimetres
8.98	Main deck to top of rail (G)	1400 Millimetres
8.99	Top of rail to centre of manifold (H)	700 Millimetres
8.100	Manifold to ship side (J)	4600 Millimetres
8.101	What is the height of the manifold connections above the waterline at loaded (Summer Deadweight) condition?	7.90 Metres
8.102	What is the height of the manifold connections above the waterline in normal ballast?	16.57 Metres
8.103	What is the distance between the keel and centre of manifold?	25.1 Metres
8.104	Is vessel fitted with a stern manifold?	No
8.104.1	If stern manifold fitted, state size	Millimetres
8.105	Is vessel fitted with a bow manifold?	Yes
8.105.1	If bow manifold fitted, state size	508 Millimetres
8.106.1	Number of Reducers carried	6

8.106.2	From Diameter	650 Millimetres
8.106.3	To Diameter	400 Millimetres
8.107.1	Number of Reducers carried	3
8.107.2	From Diameter	650 Millimetres
8.107.3	To Diameter	508 Millimetres
8.108.1	Number of Reducers carried	3
8.108.2	From Diameter	650 Millimetres
8.108.3	To Diameter	300 Millimetres
8.109.1	Number of Reducers carried	3
8.109.2	From Diameter	650 Millimetres
8.109.3	To Diameter	250 Millimetres
8.110.1	Number of Reducers carried	3
8.110.2	From Diameter	650 Millimetres
8.110.3	To Diameter	200 Millimetres
8.111	To what standard are manifold reducers manufactured? (ANSI, ASA, BSI, DIN, JIS, etc.)	ANSI 150 LBS
17	GAS MONITORING
8.112	Is the vessel fitted with a fixed system to continuously monitor for flammable atmospheres?	Yes
8.112.1	What spaces are monitored?	Deck trunk space, Double Bottom Ballast tanks. Fwd store, Cargo gear locker, HPR trunk, BLS room, Helideck area and Accomodation entrance
8.113	Where are sensors/sampling points located in pumproom?
8.113.1	Are sensors/sampling points calibrated/tested?	Yes
8.113.2	Who is responsible for testing sensors/sampling points?	Electrician/ Chief Officer
8.114.1	Portable and Personal gas detection equipment carried Item Number 1 (Name)	Riken Keiki GX2009
8.114.2	Portable and Personal gas detection equipment carried Item Number 1 (Number of units)	3
8.115.1	Portable and Personal gas detection equipment carried Item Number 2 (Name)	Riken Keiko 517
8.115.2	Portable and Personal gas detection equipment carried Item Number 2 (Number of units)	2
8.116.1	Portable and Personal gas detection equipment carried Item Number 3 (Name)	BW Gas Alert Clip3 H2s
8.116.2	Portable and Personal gas detection equipment carried Item Number 3 (Number of units)	3
8.117.1	Portable and Personal gas detection equipment carried Item Number 4 (Name)
8.117.2	Portable and Personal gas detection equipment carried Item Number 4 (Number of units)
8.118.1	Portable and Personal gas detection equipment carried Item Number 5 (Name)
8.118.2	Portable and Personal gas detection equipment carried Item Number 5 (Number of units)
8.119.1	Portable and Personal gas detection equipment carried Item Number 6 (Name)
8.119.2	Portable and Personal gas detection equipment carried Item Number 6 (Number of units)
18	CARGO HEATING
8.120	Are there coils in cargo tanks?	Yes
8.121	State the Number of independent sets of coils per tank	4
8.122	Are all tanks coiled?	Yes
8.123	What is the Height of coils above tank bottom?	400 Millimetres
8.124.1	Heating surface per tank	Square Meters
8.124.2	Heating surface per tank volume ratio	Approx 0.008 m2/m3
8.125	Are heating coils welded or coupled?	Welded
8.126	Are heat exchangers external to cargo tanks?	Yes

8.127	Are there external ducts?
8.128	What is the Material of heating coils?	SS
8.129	Inlet heating medium to coils	Steam
8.130.1	With Sea temperature	Degrees Celsius
8.130.2	With air temperature	Degrees Celsius
8.131	Heating agent	Steam
8.132	Number of heaters
8.133.1	Able to raise temperature from	44 Degrees Celsius
8.133.2	Able to raise temperature to	66 Degrees Celsius
8.133.3	Time taken to raise temperature	96 Hours
8.134	Total capacity of boilers	Kcal
9	Chapter 9
1	INERT GAS AND CRUDE OIL WASHING
9.1	Is an inert gas system (IGS) fitted?	Yes
9.2	Is a P/V breaker fitted?	Yes
9.3	Is IGS supplied by flue gas, inert gas (IG) generator and/or nitrogen?	Flue Gas
9.4	Are fixed O2 alarms fitted in inert gas generating spaces?
9.5	What is the capacity of the IGS?	17000 Cu. Metres/Hour
9.6	How many fans does it have?	2
9.7	What is the total combined fan capacity?	27000 Cu. Metres/Hour
9.8	Is a top-up IG generator fitted?	No
9.8.1	If Yes, what is its capacity?	Cu. Metres/Hour
9.9	Is an IGS operating manual on board?	Yes
9.10	What type of deck seal is fitted?	Semi-dry
9.11	How many segregations does the IGS have?
9.12	What method is used to isolate individual tanks?	Manually operated Butterfly valves with locking device.
9.13	What type of non-return valve is fitted?
9.14	What means of protection is fitted, other than minimum thermal variation P/V valves, if tanks can be individually isolated from the IG?	Pressure alarms
9.15	If the vessel has double hull or sides, are facilities available to inert ballast tanks and other void spaces?	Yes
9.15.1	Can these tanks/spaces be purged with air?	Yes
9.16	Where is the location of the emergency IGS connection?	Upper deck
9.16.1	What is the size of the emergency IGS connection?	100 Millimetres
9.17	Is a Crude Oil Washing (COW) installation fitted?	Yes
9.18	Are Crude Oil Washing (COW) drive units fixed or portable?	Fixed
9.19	Are Crude Oil Washing (COW) drive units programmable?	Yes
9.20	Is vessel capable of performing Crude Oil Washing (COW) at the same time as cargo discharge?	Yes
9.21	Is there an approved Crude Oil Washing (COW) Manual on board?	Yes
9.22	What is the working pressure of the Crude Oil Washing (COW) lines?	10 bar
10	Chapter 10
1	MOORING
10.1	Does the vessel comply with the latest edition of OCIMF Mooring Equipment Guidelines?	Yes
2	MOORING WIRES (ON DRUMS)
10.2.1	Mooring Wires (On Drums) Forecastle (Number)	4
10.2.2	Mooring Wires (On Drums) Forecastle (Diameter)	36 Millimetres
10.2.3	Mooring Wires (On Drums) Forecastle (Material)	Steel Wire rope (galvanized)
10.2.4	Mooring Wires (On Drums) Forecastle (Length)	275 Metres
10.2.5	Mooring Wires (On Drums) Forecastle (Breaking Strength)	90 Metric Tonnes
10.3.1	Mooring Wires (On Drums) Forward Main Deck (Number)	4
10.3.2	Mooring Wires (On Drums) Forward Main Deck (Diameter)	36 Millimetres
10.3.3	Mooring Wires (On Drums) Forward Main Deck (Material)	Steel Wire rope (galvanized)
10.3.4	Mooring Wires (On Drums) Forward Main Deck (Length)	275 Metres
10.3.5	Mooring Wires (On Drums) Forward Main Deck (Breaking Strength)	90 Metric Tonnes
10.4.1	Mooring Wires (On Drums) Aft Main Deck (Number)	2
10.4.2	Mooring Wires (On Drums) Aft Main Deck (Diameter)	36 Millimetres
10.4.3	Mooring Wires (On Drums) Aft Main Deck (Material)	Steel Wire rope (galvanized)

10.4.4	Mooring Wires (On Drums) Aft Main Deck (Length)	275 Metres
10.4.5	Mooring Wires (On Drums) Aft Main Deck (Breaking Strength)	90 Metric Tonnes
10.5.1	Mooring Wires (On Drums) Poop (Number)	6
10.5.2	Mooring Wires (On Drums) Poop (Diameter)	36 Millimetres
10.5.3	Mooring Wires (On Drums) Poop (Material)	Steel Wire rope (galvanized)
10.5.4	Mooring Wires (On Drums) Poop (Length)	275 Metres
10.5.5	Mooring Wires (On Drums) Poop (Breaking Strength)	90 Metric Tonnes
3	MOORING WIRE TAILS
10.6	Type of shackle
10.7.1	Mooring Wire Tails Forecastle (Number)	4
10.7.2	Mooring Wire Tails Forecastle (Diameter)	80 Millimetres
10.7.3	Mooring Wire Tails Forecastle (Material)	Nylon 8 strand
10.7.4	Mooring Wire Tails Forecastle (Length)	11 Metres
10.7.5	Mooring Wire Tails Forecastle (Breaking Strength)	124 Metric Tonnes
10.8.1	Mooring Wire Tails Forward Main Deck (Number)	4
10.8.2	Mooring Wire Tails Forward Main Deck (Diameter)	80 Millimetres
10.8.3	Mooring Wire Tails Forward Main Deck (Material)	Nylon 8 strand
10.8.4	Mooring Wire Tails Forward Main Deck (Length)	11 Metres
10.8.5	Mooring Wire Tails Forward Main Deck (Breaking Strength)	124 Metric Tonnes
10.9.1	Mooring Wire Tails Aft Main Deck (Number)	2
10.9.2	Mooring Wire Tails Aft Main Deck (Diameter)	80 Millimetres
10.9.3	Mooring Wire Tails Aft Main Deck (Material)	Nylon 8 strand
10.9.4	Mooring Wire Tails Aft Main Deck (Length)	11 Metres
10.9.5	Mooring Wire Tails Aft Main Deck (Breaking Strength)	124 Metric Tonnes
10.10.1	Mooring Wire Tails Poop (Number)	6
10.10.2	Mooring Wire Tails Poop (Diameter)	80 Millimetres
10.10.3	Mooring Wire Tails Poop (Material)	Nylon 8 strand
10.10.4	Mooring Wire Tails Poop (Length)	11 Metres
10.10.5	Mooring Wire Tails Poop (Breaking Strength)	124 Metric Tonnes
4	MOORING ROPES (ON DRUMS)
10.11.1	Mooring Ropes (On Drums) Forecastle (Number)
10.11.2	Mooring Ropes (On Drums) Forecastle (Diameter)	Millimetres
10.11.3	Mooring Ropes (On Drums) Forecastle (Material)
10.11.4	Mooring Ropes (On Drums) Forecastle (Length)	Metres
10.11.5	Mooring Ropes (On Drums) Forecastle (Breaking Strength)	Metric Tonnes
10.12.1	Mooring Ropes (On Drums) Forward Main Deck (Number)
10.12.2	Mooring Ropes (On Drums) Forward Main Deck (Diameter)	Millimetres
10.12.3	Mooring Ropes (On Drums) Forward Main Deck (Material)
10.12.4	Mooring Ropes (On Drums) Forward Main Deck (Length)	Metres
10.12.5	Mooring Ropes (On Drums) Forward Main Deck (Breaking Strength)	Metric Tonnes
10.13.1	Mooring Ropes (On Drums) Aft Main Deck (Number)
10.13.2	Mooring Ropes (On Drums) Aft Main Deck (Diameter)	Millimetres
10.13.3	Mooring Ropes (On Drums) Aft Main Deck (Material)
10.13.4	Mooring Ropes (On Drums) Aft Main Deck (Length)	Metres
10.13.5	Mooring Ropes (On Drums) Aft Main Deck (Breaking Strength)	Metric Tonnes
10.14.1	Mooring Ropes (On Drums) Poop (Number)
10.14.2	Mooring Ropes (On Drums) Poop (Diameter)	Millimetres
10.14.3	Mooring Ropes (On Drums) Poop (Material)
10.14.4	Mooring Ropes (On Drums) Poop (Length)	Metres
10.14.5	Mooring Ropes (On Drums) Poop (Breaking Strength)	Metric Tonnes
5	OTHER MOORING LINES
10.15.1	Other Mooring Lines Forecastle (Number)
10.15.2	Other Mooring Lines Forecastle (Diameter)	Millimetres
10.15.3	Other Mooring Lines Forecastle (Material)
10.15.4	Other Mooring Lines Forecastle (Length)	Metres
10.15.5	Other Mooring Lines Forecastle (Breaking Strength)	Metric Tonnes
10.16.1	Other Mooring Lines Forward Main Deck (Number)
10.16.2	Other Mooring Lines Forward Main Deck (Diameter)	Millimetres
10.16.3	Other Mooring Lines Forward Main Deck (Material)
10.16.4	Other Mooring Lines Forward Main Deck (Length)	Metres

10.16.5	Other Mooring Lines Forward Main Deck (Breaking Strength)	Metric Tonnes
10.17.1	Other Mooring Lines Aft Main Deck (Number)
10.17.2	Other Mooring Lines Aft Main Deck (Diameter)	Millimetres
10.17.3	Other Mooring Lines Aft Main Deck (Material)
10.17.4	Other Mooring Lines Aft Main Deck (Length)	Metres
10.17.5	Other Mooring Lines Aft Main Deck (Breaking Strength)	Metric Tonnes
10.18.1	Other Mooring Lines Poop (Number)
10.18.2	Other Mooring Lines Poop (Diameter)	Millimetres
10.18.3	Other Mooring Lines Poop (Material)
10.18.4	Other Mooring Lines Poop (Length)	Metres
10.18.5	Other Mooring Lines Poop (Breaking Strength)	Metric Tonnes
6	SPARE MOORING WIRES
10.19.1	Spare Mooring Wires (Identity 1)	38 mm 6x36 IWRC
10.19.2	Spare Mooring Wires (Identity 1) - Number	4
10.19.3	Spare Mooring Wires (Identity 1) - Diameter	38 Millimetres
10.19.4	Spare Mooring Wires (Identity 1) - Material	Steel
10.19.5	Spare Mooring Wires (Identity 1) - Length	220 Metres
10.19.6	Spare Mooring Wires (Identity 1) - Breaking Strength	90 Metric Tonnes
10.19.1.1	Spare Mooring Wires (Identity 2)
10.19.1.2	Spare Mooring Wires (Identity 2) - Number
10.19.1.3	Spare Mooring Wires (Identity 2) - Diameter	Millimetres
10.19.1.4	Spare Mooring Wires (Identity 2) - Material
10.19.1.5	Spare Mooring Wires (Identity 2) - Length	Metres
10.19.1.6	Spare Mooring Wires (Identity 2) - Breaking Strength	Metric Tonnes
7	SPARE MOORING ROPES
10.20.1	Spare Mooring Ropes (Identity 1)	Mooring rope Karat maxi
10.20.2	Spare Mooring Ropes (Identity 1) - Number	4
10.20.3	Spare Mooring Ropes (Identity 1) - Diameter	80 Millimetres
10.20.4	Spare Mooring Ropes (Identity 1) - Material	Estalon, Karat Maxi
10.20.5	Spare Mooring Ropes (Identity 1) - Length	220 Metres
10.20.6	Spare Mooring Ropes (Identity 1) - Breaking Strength	120.7 Metric Tonnes
10.20.1.1	Spare Mooring Ropes (Identity 2)
10.20.1.2	Spare Mooring Ropes (Identity 2) - Number
10.20.1.3	Spare Mooring Ropes (Identity 2) - Diameter	Millimetres
10.20.1.4	Spare Mooring Ropes (Identity 2) - Material
10.20.1.5	Spare Mooring Ropes (Identity 2) - Length	Metres
10.20.1.6	Spare Mooring Ropes (Identity 2) - Breaking Strength	Metric Tonnes
8	SPARE MOORING TAILS
10.21.1	Spare Mooring Tails (Identity 1)	Rope tail Karat maxi
10.21.2	Spare Mooring Tails (Identity 1) - Number	4
10.21.3	Spare Mooring Tails (Identity 1) - Diameter	80 Millimetres
10.21.4	Spare Mooring Tails (Identity 1) - Material	Estalone, Karat Maxi
10.21.5	Spare Mooring Tails (Identity 1) - Length	11 Metres
10.21.6	Spare Mooring Tails (Identity 1) - Breaking Strength	120.7 Metric Tonnes
10.21.1.1	Spare Mooring Tails (Identity 2)
10.21.1.2	Spare Mooring Tails (Identity 2) - Number
10.21.1.3	Spare Mooring Tails (Identity 2) - Diameter	Millimetres
10.21.1.4	Spare Mooring Tails (Identity 2) - Material
10.21.1.5	Spare Mooring Tails (Identity 2) - Length	Metres
10.21.1.6	Spare Mooring Tails (Identity 2) - Breaking Strength	Metric Tonnes
9	MOORING WINCHES
10.22.1	Winches Forecastle (Number)	2
10.22.2	Winches Forecastle (Single Drum or Double Drums)	Double
10.22.3	Winches Forecastle (Split Drums Y/N)	Yes
10.22.4	Winches Forecastle (Motive Power)	Hydraulic
10.22.5	Winches Forecastle (Heaving Power)	25 Metric Tonnes
10.22.6	Winches Forecastle (Brake Capacity)	72 Metric Tonnes
10.22.7	Winches Forecastle (Hauling Speed)	15 Metres/Minute
10.23.1	Winches Forward Main Deck (Number)	2
10.23.2	Winches Forward Main Deck (Single Drum or Double Drums)	Double

10.23.3	Winches Forward Main Deck (Split Drums Y/N)	Yes
10.23.4	Winches Forward Main Deck (Motive Power)	Hydraulick
10.23.5	Winches Forward Main Deck (Heaving Power)	25 Metric Tonnes
10.23.6	Winches Forward Main Deck (Brake Capacity)	72 Metric Tonnes
10.23.7	Winches Forward Main Deck (Hauling Speed)	15 Metres/Minute
10.24.1	Winches Aft Main Deck (Number)	1
10.24.2	Winches Aft Main Deck (Single Drum or Double Drums)	Double
10.24.3	Winches Aft Main Deck (Split Drums Y/N)	Yes
10.24.4	Winches Aft Main Deck (Motive Power)	Hydraulick
10.24.5	Winches Aft Main Deck (Heaving Power)	25 Metric Tonnes
10.24.6	Winches Aft Main Deck (Brake Capacity)	72 Metric Tonnes
10.24.7	Winches Aft Main Deck (Hauling Speed)	15 Metres/Minute
10.25.1	Winches Poop (Number)	3
10.25.2	Winches Poop (Single Drum or Double Drums)	Double
10.25.3	Winches Poop (Split Drums Y/N)	Yes
10.25.4	Winches Poop (Motive Power)	Hydraulick
10.25.5	Winches Poop (Heaving Power)	25 Metric Tonnes
10.25.6	Winches Poop (Brake Capacity)	72 Metric Tonnes
10.25.7	Winches Poop (Hauling Speed)	15 Metres/Minute
10.26	What type of winch brakes are fitted?	Hand operated friction brake and clutch
10.27	Is brake testing equipment on board?	Yes
10.28	When were the brakes last tested?	Jan 19, 2012
10	MOORING BITS
10.29	How many sets of mooring bitts are fitted on forecastle?	4
10.30	How many sets of mooring bitts are fitted on forward main deck?	5
10.31	How many sets of mooring bitts are fitted on aft main deck?	2
10.32	How many sets of mooring bitts are fitted on poop deck?	4
10.33	Distance of mooring chock for breast/spring lines forward of center of manifold	Metres
10.34	Distance of mooring chock for breast/spring lines aft of center of manifold	Metres
11	ANCHORS AND WINDLASS
10.35	What is the motive power of the windlass?	Hydraulick motor
10.36	What is the cable diameter?	107 Millimetres
10.37	Number of shackles - port cable?	13
10.38	Number of shackles - starboard cable?	14
10.39	Are bitter end connections to both cables capable of being slipped?	Yes
12	EMERGENCY TOWING ARRANGEMNTS
10.40	Is the vessel fitted with an Emergency Towing Arrangement?	Yes
10.41.1	Type of Emergency Towing system (Forward)	Aker Pusnes
10.41.2	Type of Emergency Towing system (Aft)	Saejin Intech co. Ltd/Towing wire on reel
10.42.1	Safe Working Load (SWL) of Emergency Towing system (Forward)	225 Metric Tonnes
10.42.2	Safe Working Load (SWL) of Emergency Towing system (Aft)	225 Metric Tonnes
10.43.1	Is pick-up gear provided? (Forward)
10.43.2	Is pick-up gear provided? (Aft)	Yes
10.44.1	Emergency Towing pennant length (Forward)	Metres
10.44.2	Emergency Towing pennant length (Aft)	140 Metres
10.45.1	Emergency Towing pennant diameter (Forward)	Millimetres
10.45.2	Emergency Towing pennant diameter (Aft)	28 Millimetres
10.46.1	Type of strong point (Smit bracket etc) (Forward)	Chain stopper
10.46.2	Type of strong point (Smit bracket etc) (Aft)	Smit bracket
10.47.1	Chafing chain size (Forward)	107 Millimetres
10.47.2	Chafing chain size (Aft)	Millimetres
10.48.1	Fairlead size (in format ABCmm x XYZmm) (Forward)
10.48.2	Fairlead size (in format ABCmm x XYZmm) (Aft)
10.49.1	Is pedestal roller fitted? (Forward)
10.49.2	Is pedestal roller fitted? (Aft)
10.50.1	Is vessel provided with towing wire? (Forward)

10.50.2	Is vessel provided with towing wire? (Aft)	Yes
10.50.1.1	What is the diameter of towing wire? (Forward)	Millimetres
10.50.1.2	What is the diameter of towing wire? (Aft)	80 Millimetres
10.50.2.1	What is the length of towing wire? (Forward)	Metres
10.50.2.2	What is the length of towing wire? (Aft)	100 Metres
10.52	What is the number of bitts in the bow area?
10.53	What is the height of the bitts in the bow area?	Millimetres
10.54	What is the safe working load of the bitts in the bow area?	90 Metric Tonnes
10.55	What is the distance between bow fairleads and nearest bitts?	Millimetres
10.56	Is the bow area clear of any obstructions which would hamper towing connections?
13	ESCORT TUG
10.57	SWL of closed chock on stern	225 Metric Tonnes
10.58	SWL of bollard on poopdeck suitable for escort tug	225 Metric Tonnes
10.59	Are stern chock and bollard capable of towing astern to 90 degrees?	Yes
14	SINGLE POINT MOORING (SPM) EQUIPMENT
10.60	Does vessel comply with the latest edition of OCIMF ‘Recommendations for Equipment Employed in the Mooring of Vessels at Single Point Moorings (SPM)’?	No
10.61	Is vessel fitted with chain stopper(s)?	Yes
10.61.1	How many chain stopper(s) are fitted?	1
10.61.2	State type of chain stopper(s) fitted?	Hydraulic QRS83 (Aker Pusnes)
10.61.3	Safe Working Load (SWL) of chain stopper(s)?	250 Metric Tonnes
10.62	What is the maximum size chain diameter the bow stopper(s) can handle?	84 Millimetres
10.63	Are closed fairleads of OCIMF recommended size (600mm x 450mm)?	Yes
10.63.1	If not, give details of size (in format ABCmm x XYZmm)
10.64	If two forward bow fairleads are fitted give distance between them	Millimetres
10.65	What is the distance between the bow fairlead and stopper/bracket?	5300 Millimetres
10.66	What is the distance from the stopper bracket to roller lead/winch drum?	5.8 Metres
10.67	Is there a direct lead from the bow stopper to the winch drum (not the warping end)?	Yes
10.68	Is the winch storage drum capable of safely accommodating 150m X 80mm fibre pick up rope?	Yes
10.69	Is the winch storage drum capable of safely accommodating 200m X 80mm fibre pick up rope?	Yes
15	BOW MOORING ARRANGEMENT DIAGRAM
10.70	Bow Mooring Arrangement Diagram
16	MANIFOLD ARRANGEMENT
10.71	Manifold Arrangement Diagram
10.72	Distance K end of drip tray to center line of deck cleat	Millimetres
10.73	Distance L spill tray to centre line of bollard	Millimetres
10.74	Distance M length of bollard	Millimetres
17	LIFTING EQUIPMENT
10.75	How many derricks does the vessel have?
10.75.1	What is the safe working load (SWL) of the derricks?	Metric Tonnes
10.75.2	Date derricks last tested
10.76	If cranes are fitted, how many?	2
10.76.1	What is the safe working load (SWL) of the cranes?	15 Metric Tonnes
10.76.2	Date cranes last tested	Feb 28, 2011
10.77	Is Safe Working Load (SWL) clearly marked on all lifting equipment?	Yes
10.78	Do the vessel’s derricks or cranes reach at least 1 metre outboard of rail?	Yes
10.79	How many bitts are there on each side of the manifold for tying off submarine hoses?	4
18	OTHER EQUIPMENT
10.80	Are accommodation ladders arranged to face aft when rigged?	Yes
10.81	Does vessel have Suez Canal boat davits?
10.82	Does vessel have Suez Canal projector?	Yes
11	Chapter 11
1	COMMUNICATIONS AND ELECTRONICS
11.1	Is vessel certified for GMDSS?	Yes

11.2	What GMDSS areas is the vessel classed for? A1 A2 A3 A4	A3
11.3	Transponder (SART)	Yes
11.4	EPIRB	Yes
11.5	How many VHF radios are fitted on the bridge?	4
11.6	Is vessel fitted with VHF in the cargo control room (CCR)?	Yes
11.7	Is the CCR connected to the vessel’s internal communication system?	Yes
11.8	How many intrinsically safe walkie talkies are provided for cargo handling?	5
11.9	Is vessel fitted with an INMARSAT satellite communications system?	Yes
11.10	Does vessel carry at least three survival craft two-way radio telephones?	Yes
11.11	List any other communications equipment carried	Sound powered telephone
11.12	Can vessel transmit the helicopter homing signal on 410 KHz?	Yes
12	Chapter 12
1	MAIN PROPULSION
12.1	Means of main propulsion	Motor
12.1.1	If motor state whether two stroke or four stroke	2 Stroke
12.1.2	If four stroke, state how many engines fitted
12.2	Does vessel have single or twin propellers?	Single
12.3	Is vessel fitted with fixed or controllable pitch propeller(s)?	Controllable
12.4	How many boilers are fitted?	3
12.4.1	What is rated output of boilers?	30 Metric Tonnes/Hour
12.5	What type of fuel is used for main propulsion?	LSFO
12.6	Are pressurised fuel pipes double sheathed?	Yes
12.7	When moored at SBM, is main engine capable of being run astern at low revolutions for extended periods (up to 24 hours continuously)?	Yes
12.8	Is vessel capable of maintaining speed below 5 Knots?	Yes
12.9	Is vessel fitted for Unmanned Machinery Space (UMS) operation?	Yes
12.9.1	Is vessel operated in UMS mode?	Yes
2	THRUSTERS
12.10	Is vessel fitted with a bow thruster?	Yes
12.10.1	If vessel fitted with a bow thruster, give Brake Horse Power	5900 bhp
12.11	Is vessel fitted with a stern thruster?	Yes
12.11.1	If vessel fitted with a stern thruster, give Brake Horse Power	5900 bhp
12.12	Is vessel fitted with high angle rudder?	No
12.12.1	If vessel fitted with high angle rudder, what type
3	GENERATORS
12.13	How many power generators are fitted?	5
12.13.1	Indicate type of power generator(s)	STX MAN Holeby, 4-stroke, trunk piston, in line type
12.14	What type of fuel is used in the generating plant?	Dual fuel (LSFO/ MGO)
12.15	Is vessel fitted with emergency generator or batteries?	Both
4	MAIN ENGINE AIR START COMPRESSORS
12.16	Number of main engine start compressors	3
12.17	Operating pressure	7 bar
12.18	Motive power of emergency compressor	15 Cu. Metres/Hour
5	BUNKERS
12.19.1	Fuel Oil (Tank Name)	No.1 HFO tk Port
12.19.2	Fuel Oil (Capacity)	784.0 Cu. Metres
12.19.3	Diesel Oil (Tank Name)	MDO storage tk.STB.
12.19.4	Diesel Oil (Capacity)	217.9 Cu. Metres
12.19.5	Gas Oil (Tank Name)
12.19.6	Gas Oil (Capacity)	Cu. Metres
12.20.1	Fuel Oil (Tank Name)	No.1 HFO tk. STB
12.20.2	Fuel Oil (Capacity)	643.0 Cu. Metres
12.20.3	Diesel Oil (Tank Name)	MDO settl.tk. STB
12.20.4	Diesel Oil (Capacity)	46.6 Cu. Metres
12.20.5	Gas Oil (Tank Name)
12.20.6	Gas Oil (Capacity)	Cu. Metres
12.21.1	Fuel Oil (Tank Name)	No.2 HFO tk. STB
12.21.2	Fuel Oil (Capacity)	393.9 Cu. Metres

12.21.3	Diesel Oil (Tank Name)	MDO service tk. STB
12.21.4	Diesel Oil (Capacity)	46.6 Cu. Metres
12.21.5	Gas Oil (Tank Name)
12.21.6	Gas Oil (Capacity)	Cu. Metres
12.22.1	Fuel Oil (Tank Name)	L.S.H.F.O. tk.Port
12.22.2	Fuel Oil (Capacity)	770.4 Cu. Metres
12.22.3	Diesel Oil (Tank Name)
12.22.4	Diesel Oil (Capacity)	Cu. Metres
12.22.5	Gas Oil (Tank Name)
12.22.6	Gas Oil (Capacity)	Cu. Metres
12.23.1	Fuel Oil (Tank Name)	L.S.H.F.O. Settl.tk STB
12.23.2	Fuel Oil (Capacity)	42.3 Cu. Metres
12.23.3	Diesel Oil (Tank Name)
12.23.4	Diesel Oil (Capacity)	Cu. Metres
12.23.5	Gas Oil (Tank Name)
12.23.6	Gas Oil (Capacity)	Cu. Metres
12.24.1	Fuel Oil (Tank Name)	L.s.h.f.o. servicetk. STB
12.24.2	Fuel Oil (Capacity)	42.3 Cu. Metres
12.24.3	Diesel Oil (Tank Name)
12.24.4	Diesel Oil (Capacity)	Cu. Metres
12.24.5	Gas Oil (Tank Name)
12.24.6	Gas Oil (Capacity)	Cu. Metres
12.25.1	Fuel Oil (Tank Name)	H.F.O. Settl/serv.tks. STB
12.25.2	Fuel Oil (Capacity)	120.5 Cu. Metres
12.25.3	Diesel Oil (Tank Name)
12.25.4	Diesel Oil (Capacity)	Cu. Metres
12.25.5	Gas Oil (Tank Name)
12.25.6	Gas Oil (Capacity)	Cu. Metres
6	STEERING GEAR
12.26	What type of steering gear fitted?	Rolls Royce, Electro-Hydraulic rotary vane type with electric pump control
12.27	How many motorized hydraulic pumps or motors fitted?	2
12.28	How many telemotors fitted?
12.29	Is an emergency rudder arrest/rudder control fitted?	No
7	ANTI-POLLUTION
12.30	Is an engine-room bilge high level alarm fitted?	Yes
12.31	Is a pump room bilge high level alarm fitted?
12.32	Is there a permanently installed system for the disposal of residues from the machinery space sludge tank to shore?	Yes
12.33	Are there facilities on board to incinerate machinery space sludge?	Yes
13	Chapter 13
1	SHIP TO SHIP TRANSFER
13.1	Does vessel comply with recommendations contained in OCIMF/ICS Ship To Ship Transfer Guide (Petroleum or Liquified Gas, as applicable)	Yes
13.2	Are at least 7 ratings available to assist with mooring operations?	Yes
13.3	What is Safe Working Load (SWL) of bitts in the manifold area?	40 Metric Tonnes
13.4	Are manifold bitts at least 35 metres away from the breastlines leading fore and aft?	Yes
13.5	What is maximum outreach of vessel’s cranes or derricks outboard of the ship’s side?	9.6 Metres
13.6	Are four (4) 200m x 40mm messenger lines available for Ship-To-Ship (STS) mooring operations?	Yes
13.7	Are there two (2) closed chocks with associated bollards and leads to winches located within 35 metres forward and aft of the centre of the cargo manifold?	Yes
14	Chapter 14
1	CHEMICAL CARRIER INFORMATION
14.1	In the case of a Chemical Carrier carrying oil, does the vessel comply fully with the requirements of MARPOL as per Section 8 of the IOPP Supplement (Form B)?

14.2	Is vessel equipped with an emergency portable cargo pump?
14.3	Are independent high level alarms fitted?
14.4	Is a tank overflow control system fitted?
14.4.1	Are these also fitted to deck tanks?
14.5	Are there cargo tank filling restrictions?
14.5.1	If yes
14.5.2	Filling restrictions are
14.6	Is the vessel fitted with a fixed remote reading temperature system?
14.7	Is the vessel fitted with a fixed remote pressure gauging equipment?
14.8	Specify other cargo measurement equipment available
14.9	Is an Efficient Stripping System fitted?
14.9.1	Are independent stripping lines fitted?
14.9.2	What is the material of stripping lines?
14.9.3	What is the diameter of the stripping lines?	Millimetres
2	IGS
14.10.1	(IGS) Composition of gas supplied by
14.10.2	Nitrogen%	%
14.10.3	Carbon Dioxide %	%
14.10.4	Oxygen %	%
14.10.5	Sulphur Dioxide %	%
14.10.6	Carbon Monoxide %	%
14.10.7	Oxides of Nitrogen %	%
14.10.8	Dew Point degrees Celsius	Degrees Celsius
14.11.1	(IGS) Composition of gas supplied by
14.11.2	Nitrogen%	%
14.11.3	Carbon Dioxide %	%
14.11.4	Oxygen %	%
14.11.5	Sulphur Dioxide %	%
14.11.6	Carbon Monoxide %	%
14.11.7	Oxides of Nitrgen %	%
14.11.8	Dew Point degrees Celsius	Degrees Celsius
14.12	Is Cargo Tank Drier fitted?
14.12.1	If yes, manufacturer name
14.12.2	Capacity	Cu. Metres/Hour
14.13	Is bottled Nitrogen available for deck use?
14.14	Is steam available on deck?
3	TANK CONDITIONING
14.15	Is there a fixed ventilation system?
14.15.1	What is the Total capacity?	Cu. Metres/Hour
14.16	Is the fixed ventilation system fitted with a dehumidifier?
14.16.1	What is the Total capacity?	Cu. Metres/Hour
14.17	Is there independent piping?
14.17.1	Through cargo lines
14.17.2	Portable fans
14.17.3	Number
14.17.4	Type
14.17.5	Capacity (one)	Cu. Metres/Hour
14.18	Are there gas freeing stand pipes?
14.18.1	Portable
14.18.2	Fixed
4	SAFETY
14.19	Is there Protective equipment for the protection of crew members available as per IBC 14.1.1 / BCH 3.16.1.?
14.20	When required by the Chemical Code, is respiratory and eye protection for every person on board available for emergency escape purposes?
14.21	When required by the Chemical Code, is there on board at least three sets of personnel protection safety equipment (IBC 14.2.1 / BCH 3.16)?
14.22	Is an Oxygen resuscitator available on board?
14.23	Are there at least two decontamination showers available on deck?

5	CARGO AND OTHER MANIFOLDS
14.24	Total number of manifold connections per side
14.24.1.1	Number (Port)
14.24.1.2	Size (Port)	Millimetres
14.24.2.1	Number (Starboard)
14.24.2.2	Size (Starboard)	Millimetres
14.25	Designed Max. loading rate	Cu. Metres/Hour
14.26	Height of cargo vapour connections above keel	Metres
14.27	Located on both sides?
14.28	Is there an additional connection to cargo system on deck?
14.28.1	If yes, position (distance from bow)	Metres
6	CARGO AND OTHER MANIFOLD DIAGRAM
14.29	Cargo and Other Manifold Diagram
14.30	Main deck to center of manifold (A)	Millimetres
14.31	Manifold to ship side (B)	Millimetres
14.32	Dimension C	Millimetres
14.33	Dimension D	Millimetres
14.34	Dimension E	Millimetres
14.35	Bunker manifold to cargo manifold (a)	Millimetres
14.36	Cargo manifold to cargo manifold (b)	Millimetres
14.37	Dimension x	Millimetres
14.38	Dimension y	Millimetres
14.39	Dimension z	Millimetres
14.40	Cargo manifold to vapour return manifold (i)	Metres
14.41	Dimension ii	Millimetres
14.42	Dimension iii	Millimetres
7	CARGO TANK PARTICULARS
14.43.1	Cargo Tank Number(1)
14.43.2	TANK LOCATION
14.43.3	IMO TYPE
14.43.4	CAPACITY 100%	Cu. Metres
14.43.5	MAX. LOAD RATE	Cu. Metres/Hour
14.43.6	MAX. TANK PRESSURE	bar
14.43.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.43.8	PRESSURE MONITOR
14.43.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.43.10	STRIPPED ROB	Liters
14.43.11	HEATING MAX. TEMP	Degrees Celsius
14.43.12	COOLING MIN. TEMP	Degrees Celsius
14.43.13	CONSTRUCTION MATERIAL OR COATING
14.43.14	COATING DATE
14.43.15	HIGH LEVEL ALARM TYPE
14.43.16	HI/HI LEVEL ALARM TYPE
14.43.17	LEVEL GAUGE TYPE
14.43.18	VAPOUR LOCKS DIAMETER	Millimetres
14.43.19	CLOSED SAMPLE TYPE
14.44.1	Cargo Tank Number(2)
14.44.2	TANK LOCATION
14.44.3	IMO TYPE
14.44.4	CAPACITY 100%	Cu. Metres
14.44.5	MAX. LOAD RATE	Cu. Metres/Hour
14.44.6	MAX. TANK PRESSURE	bar
14.44.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.44.8	PRESSURE MONITOR
14.44.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.44.10	STRIPPED ROB	Liters
14.44.11	HEATING MAX. TEMP	Degrees Celsius
14.44.12	COOLING MIN. TEMP	Degrees Celsius
14.44.13	CONSTRUCTION MATERIAL OR COATING
14.44.14	COATING DATE

14.44.15	HIGH LEVEL ALARM TYPE
14.44.16	HI/HI LEVEL ALARM TYPE
14.44.17	LEVEL GAUGE TYPE
14.44.18	VAPOUR LOCKS DIAMETER	Millimetres
14.44.19	CLOSED SAMPLE TYPE
14.45.1	Cargo Tank Number(3)
14.45.2	TANK LOCATION
14.45.3	IMO TYPE
14.45.4	CAPACITY 100%	Cu. Metres
14.45.5	MAX. LOAD RATE	Cu. Metres/Hour
14.45.6	MAX. TANK PRESSURE	bar
14.45.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.45.8	PRESSURE MONITOR
14.45.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.45.10	STRIPPED ROB	Liters
14.45.11	HEATING MAX. TEMP	Degrees Celsius
14.45.12	COOLING MIN. TEMP	Degrees Celsius
14.45.13	CONSTRUCTION MATERIAL OR COATING
14.45.14	COATING DATE
14.45.15	HIGH LEVEL ALARM TYPE
14.45.16	HI/HI LEVEL ALARM TYPE
14.45.17	LEVEL GAUGE TYPE
14.45.18	VAPOUR LOCKS DIAMETER	Millimetres
14.45.19	CLOSED SAMPLE TYPE
14.46.1	Cargo Tank Number(4)
14.46.2	TANK LOCATION
14.46.3	IMO TYPE
14.46.4	CAPACITY 100%	Cu. Metres
14.46.5	MAX. LOAD RATE	Cu. Metres/Hour
14.46.6	MAX. TANK PRESSURE	bar
14.46.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.46.8	PRESSURE MONITOR
14.46.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.46.10	STRIPPED ROB	Liters
14.46.11	HEATING MAX. TEMP	Degrees Celsius
14.46.12	COOLING MIN. TEMP	Degrees Celsius
14.46.13	CONSTRUCTION MATERIAL OR COATING
14.46.14	COATING DATE
14.46.15	HIGH LEVEL ALARM TYPE
14.46.16	HI/HI LEVEL ALARM TYPE
14.46.17	LEVEL GAUGE TYPE
14.46.18	VAPOUR LOCKS DIAMETER	Millimetres
14.46.19	CLOSED SAMPLE TYPE
14.47.1	Cargo Tank Number(5)
14.47.2	TANK LOCATION
14.47.3	IMO TYPE
14.47.4	CAPACITY 100%	Cu. Metres
14.47.5	MAX. LOAD RATE	Cu. Metres/Hour
14.47.6	MAX. TANK PRESSURE	bar
14.47.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.47.8	PRESSURE MONITOR
14.47.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.47.10	STRIPPED ROB	Liters
14.47.11	HEATING MAX. TEMP	Degrees Celsius
14.47.12	COOLING MIN. TEMP	Degrees Celsius
14.47.13	CONSTRUCTION MATERIAL OR COATING
14.47.14	COATING DATE
14.47.15	HIGH LEVEL ALARM TYPE
14.47.16	HI/HI LEVEL ALARM TYPE
14.47.17	LEVEL GAUGE TYPE

14.47.18	VAPOUR LOCKS DIAMETER	Millimetres
14.47.19	CLOSED SAMPLE TYPE
14.48.1	Cargo Tank Number(6)
14.48.2	TANK LOCATION
14.48.3	IMO TYPE
14.48.4	CAPACITY 100%	Cu. Metres
14.48.5	MAX. LOAD RATE	Cu. Metres/Hour
14.48.6	MAX. TANK PRESSURE	bar
14.48.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.48.8	PRESSURE MONITOR
14.48.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.48.10	STRIPPED ROB	Liters
14.48.11	HEATING MAX. TEMP	Degrees Celsius
14.48.12	COOLING MIN. TEMP	Degrees Celsius
14.48.13	CONSTRUCTION MATERIAL OR COATING
14.48.14	COATING DATE
14.48.15	HIGH LEVEL ALARM TYPE
14.48.16	HI/HI LEVEL ALARM TYPE
14.48.17	LEVEL GAUGE TYPE
14.48.18	VAPOUR LOCKS DIAMETER	Millimetres
14.48.19	CLOSED SAMPLE TYPE
14.49.1	Cargo Tank Number(7)
14.49.2	TANK LOCATION
14.49.3	IMO TYPE
14.49.4	CAPACITY 100%	Cu. Metres
14.49.5	MAX. LOAD RATE	Cu. Metres/Hour
14.49.6	MAX. TANK PRESSURE	bar
14.49.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.49.8	PRESSURE MONITOR
14.49.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.49.10	STRIPPED ROB	Liters
14.49.11	HEATING MAX. TEMP	Degrees Celsius
14.49.12	COOLING MIN. TEMP	Degrees Celsius
14.49.13	CONSTRUCTION MATERIAL OR COATING
14.49.14	COATING DATE
14.49.15	HIGH LEVEL ALARM TYPE
14.49.16	HI/HI LEVEL ALARM TYPE
14.49.17	LEVEL GAUGE TYPE
14.49.18	VAPOUR LOCKS DIAMETER	Millimetres
14.49.19	CLOSED SAMPLE TYPE
14.50.1	Cargo Tank Number(8)
14.50.2	TANK LOCATION
14.50.3	IMO TYPE
14.50.4	CAPACITY 100%	Cu. Metres
14.50.5	MAX. LOAD RATE	Cu. Metres/Hour
14.50.6	MAX. TANK PRESSURE	bar
14.50.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.50.8	PRESSURE MONITOR
14.50.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.50.10	STRIPPED ROB	Liters
14.50.11	HEATING MAX. TEMP	Degrees Celsius
14.50.12	COOLING MIN. TEMP	Degrees Celsius
14.50.13	CONSTRUCTION MATERIAL OR COATING
14.50.14	COATING DATE
14.50.15	HIGH LEVEL ALARM TYPE
14.50.16	HI/HI LEVEL ALARM TYPE
14.50.17	LEVEL GAUGE TYPE
14.50.18	VAPOUR LOCKS DIAMETER	Millimetres
14.50.19	CLOSED SAMPLE TYPE
14.51.1	Cargo Tank Number(9)

14.51.2	TANK LOCATION
14.51.3	IMO TYPE
14.51.4	CAPACITY 100%	Cu. Metres
14.51.5	MAX. LOAD RATE	Cu. Metres/Hour
14.51.6	MAX. TANK PRESSURE	bar
14.51.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.51.8	PRESSURE MONITOR
14.51.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.51.10	STRIPPED ROB	Liters
14.51.11	HEATING MAX. TEMP	Degrees Celsius
14.51.12	COOLING MIN. TEMP	Degrees Celsius
14.51.13	CONSTRUCTION MATERIAL OR COATING
14.51.14	COATING DATE
14.51.15	HIGH LEVEL ALARM TYPE
14.51.16	HI/HI LEVEL ALARM TYPE
14.51.17	LEVEL GAUGE TYPE
14.51.18	VAPOUR LOCKS DIAMETER	Millimetres
14.51.19	CLOSED SAMPLE TYPE
14.52.1	Cargo Tank Number(10)
14.52.2	TANK LOCATION
14.52.3	IMO TYPE
14.52.4	CAPACITY 100%	Cu. Metres
14.52.5	MAX. LOAD RATE	Cu. Metres/Hour
14.52.6	MAX. TANK PRESSURE	bar
14.52.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.52.8	PRESSURE MONITOR
14.52.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.52.10	STRIPPED ROB	Liters
14.52.11	HEATING MAX. TEMP	Degrees Celsius
14.52.12	COOLING MIN. TEMP	Degrees Celsius
14.52.13	CONSTRUCTION MATERIAL OR COATING
14.52.14	COATING DATE
14.52.15	HIGH LEVEL ALARM TYPE
14.52.16	HI/HI LEVEL ALARM TYPE
14.52.17	LEVEL GAUGE TYPE
14.52.18	VAPOUR LOCKS DIAMETER	Millimetres
14.52.19	CLOSED SAMPLE TYPE
14.53.1	Cargo Tank Number(11)
14.53.2	TANK LOCATION
14.53.3	IMO TYPE
14.53.4	CAPACITY 100%	Cu. Metres
14.53.5	MAX. LOAD RATE	Cu. Metres/Hour
14.53.6	MAX. TANK PRESSURE	bar
14.53.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.53.8	PRESSURE MONITOR
14.53.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.53.10	STRIPPED ROB	Liters
14.53.11	HEATING MAX. TEMP	Degrees Celsius
14.53.12	COOLING MIN. TEMP	Degrees Celsius
14.53.13	CONSTRUCTION MATERIAL OR COATING
14.53.14	COATING DATE
14.53.15	HIGH LEVEL ALARM TYPE
14.53.16	HI/HI LEVEL ALARM TYPE
14.53.17	LEVEL GAUGE TYPE
14.53.18	VAPOUR LOCKS DIAMETER	Millimetres
14.53.19	CLOSED SAMPLE TYPE
14.54.1	Cargo Tank Number(12)
14.54.2	TANK LOCATION
14.54.3	IMO TYPE
14.54.4	CAPACITY 100%	Cu. Metres

14.54.5	MAX. LOAD RATE	Cu. Metres/Hour
14.54.6	MAX. TANK PRESSURE	bar
14.54.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.54.8	PRESSURE MONITOR
14.54.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.54.10	STRIPPED ROB	Liters
14.54.11	HEATING MAX. TEMP	Degrees Celsius
14.54.12	COOLING MIN. TEMP	Degrees Celsius
14.54.13	CONSTRUCTION MATERIAL OR COATING
14.54.14	COATING DATE
14.54.15	HIGH LEVEL ALARM TYPE
14.54.16	HI/HI LEVEL ALARM TYPE
14.54.17	LEVEL GAUGE TYPE
14.54.18	VAPOUR LOCKS DIAMETER	Millimetres
14.54.19	CLOSED SAMPLE TYPE
14.55.1	Cargo Tank Number(13)
14.55.2	TANK LOCATION
14.55.3	IMO TYPE
14.55.4	CAPACITY 100%	Cu. Metres
14.55.5	MAX. LOAD RATE	Cu. Metres/Hour
14.55.6	MAX. TANK PRESSURE	bar
14.55.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.55.8	PRESSURE MONITOR
14.55.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.55.10	STRIPPED ROB	Liters
14.55.11	HEATING MAX. TEMP	Degrees Celsius
14.55.12	COOLING MIN. TEMP	Degrees Celsius
14.55.13	CONSTRUCTION MATERIAL OR COATING
14.55.14	COATING DATE
14.55.15	HIGH LEVEL ALARM TYPE
14.55.16	HI/HI LEVEL ALARM TYPE
14.55.17	LEVEL GAUGE TYPE
14.55.18	VAPOUR LOCKS DIAMETER	Millimetres
14.55.19	CLOSED SAMPLE TYPE
14.56.1	Cargo Tank Number(14)
14.56.2	TANK LOCATION
14.56.3	IMO TYPE
14.56.4	CAPACITY 100%	Cu. Metres
14.56.5	MAX. LOAD RATE	Cu. Metres/Hour
14.56.6	MAX. TANK PRESSURE	bar
14.56.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.56.8	PRESSURE MONITOR
14.56.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.56.10	STRIPPED ROB	Liters
14.56.11	HEATING MAX. TEMP	Degrees Celsius
14.56.12	COOLING MIN. TEMP	Degrees Celsius
14.56.13	CONSTRUCTION MATERIAL OR COATING
14.56.14	COATING DATE
14.56.15	HIGH LEVEL ALARM TYPE
14.56.16	HI/HI LEVEL ALARM TYPE
14.56.17	LEVEL GAUGE TYPE
14.56.18	VAPOUR LOCKS DIAMETER	Millimetres
14.56.19	CLOSED SAMPLE TYPE
14.57.1	Cargo Tank Number(15)
14.57.2	TANK LOCATION
14.57.3	IMO TYPE
14.57.4	CAPACITY 100%	Cu. Metres
14.57.5	MAX. LOAD RATE	Cu. Metres/Hour
14.57.6	MAX. TANK PRESSURE	bar
14.57.7	MAX. VENTING CAPACITY	Cu. Metres/Hour

14.57.8	PRESSURE MONITOR
14.57.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.57.10	STRIPPED ROB	Liters
14.57.11	HEATING MAX. TEMP	Degrees Celsius
14.57.12	COOLING MIN. TEMP	Degrees Celsius
14.57.13	CONSTRUCTION MATERIAL OR COATING
14.57.14	COATING DATE
14.57.15	HIGH LEVEL ALARM TYPE
14.57.16	HI/HI LEVEL ALARM TYPE
14.57.17	LEVEL GAUGE TYPE
14.57.18	VAPOUR LOCKS DIAMETER	Millimetres
14.57.19	CLOSED SAMPLE TYPE
14.58.1	Cargo Tank Number(16)
14.58.2	TANK LOCATION
14.58.3	IMO TYPE
14.58.4	CAPACITY 100%	Cu. Metres
14.58.5	MAX. LOAD RATE	Cu. Metres/Hour
14.58.6	MAX. TANK PRESSURE	bar
14.58.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.58.8	PRESSURE MONITOR
14.58.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.58.10	STRIPPED ROB	Liters
14.58.11	HEATING MAX. TEMP	Degrees Celsius
14.58.12	COOLING MIN. TEMP	Degrees Celsius
14.58.13	CONSTRUCTION MATERIAL OR COATING
14.58.14	COATING DATE
14.58.15	HIGH LEVEL ALARM TYPE
14.58.16	HI/HI LEVEL ALARM TYPE
14.58.17	LEVEL GAUGE TYPE
14.58.18	VAPOUR LOCKS DIAMETER	Millimetres
14.58.19	CLOSED SAMPLE TYPE
14.59.1	Cargo Tank Number(17)
14.59.2	TANK LOCATION
14.59.3	IMO TYPE
14.59.4	CAPACITY 100%	Cu. Metres
14.59.5	MAX. LOAD RATE	Cu. Metres/Hour
14.59.6	MAX. TANK PRESSURE	bar
14.59.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.59.8	PRESSURE MONITOR
14.59.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.59.10	STRIPPED ROB	Liters
14.59.11	HEATING MAX. TEMP	Degrees Celsius
14.59.12	COOLING MIN. TEMP	Degrees Celsius
14.59.13	CONSTRUCTION MATERIAL OR COATING
14.59.14	COATING DATE
14.59.15	HIGH LEVEL ALARM TYPE
14.59.16	HI/HI LEVEL ALARM TYPE
14.59.17	LEVEL GAUGE TYPE
14.59.18	VAPOUR LOCKS DIAMETER	Millimetres
14.59.19	CLOSED SAMPLE TYPE
14.60.1	Cargo Tank Number(18)
14.60.2	TANK LOCATION
14.60.3	IMO TYPE
14.60.4	CAPACITY 100%	Cu. Metres
14.60.5	MAX. LOAD RATE	Cu. Metres/Hour
14.60.6	MAX. TANK PRESSURE	bar
14.60.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.60.8	PRESSURE MONITOR
14.60.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.60.10	STRIPPED ROB	Liters

14.60.11	HEATING MAX. TEMP	Degrees Celsius
14.60.12	COOLING MIN. TEMP	Degrees Celsius
14.60.13	CONSTRUCTION MATERIAL OR COATING
14.60.14	COATING DATE
14.60.15	HIGH LEVEL ALARM TYPE
14.60.16	HI/HI LEVEL ALARM TYPE
14.60.17	LEVEL GAUGE TYPE
14.60.18	VAPOUR LOCKS DIAMETER	Millimetres
14.60.19	CLOSED SAMPLE TYPE
14.61.1	Cargo Tank Number(19)
14.61.2	TANK LOCATION
14.61.3	IMO TYPE
14.61.4	CAPACITY 100%	Cu. Metres
14.61.5	MAX. LOAD RATE	Cu. Metres/Hour
14.61.6	MAX. TANK PRESSURE	bar
14.61.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.61.8	PRESSURE MONITOR
14.61.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.61.10	STRIPPED ROB	Liters
14.61.11	HEATING MAX. TEMP	Degrees Celsius
14.61.12	COOLING MIN. TEMP	Degrees Celsius
14.61.13	CONSTRUCTION MATERIAL OR COATING
14.61.14	COATING DATE
14.61.15	HIGH LEVEL ALARM TYPE
14.61.16	HI/HI LEVEL ALARM TYPE
14.61.17	LEVEL GAUGE TYPE
14.61.18	VAPOUR LOCKS DIAMETER	Millimetres
14.61.19	CLOSED SAMPLE TYPE
14.62.1	Cargo Tank Number(20)
14.62.2	TANK LOCATION
14.62.3	IMO TYPE
14.62.4	CAPACITY 100%	Cu. Metres
14.62.5	MAX. LOAD RATE	Cu. Metres/Hour
14.62.6	MAX. TANK PRESSURE	bar
14.62.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.62.8	PRESSURE MONITOR
14.62.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.62.10	STRIPPED ROB	Liters
14.62.11	HEATING MAX. TEMP	Degrees Celsius
14.62.12	COOLING MIN. TEMP	Degrees Celsius
14.62.13	CONSTRUCTION MATERIAL OR COATING
14.62.14	COATING DATE
14.62.15	HIGH LEVEL ALARM TYPE
14.62.16	HI/HI LEVEL ALARM TYPE
14.62.17	LEVEL GAUGE TYPE
14.62.18	VAPOUR LOCKS DIAMETER	Millimetres
14.62.19	CLOSED SAMPLE TYPE
14.63.1	Cargo Tank Number(21)
14.63.2	TANK LOCATION
14.63.3	IMO TYPE
14.63.4	CAPACITY 100%	Cu. Metres
14.63.5	MAX. LOAD RATE	Cu. Metres/Hour
14.63.6	MAX. TANK PRESSURE	bar
14.63.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.63.8	PRESSURE MONITOR
14.63.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.63.10	STRIPPED ROB	Liters
14.63.11	HEATING MAX. TEMP	Degrees Celsius
14.63.12	COOLING MIN. TEMP	Degrees Celsius
14.63.13	CONSTRUCTION MATERIAL OR COATING

14.63.14	COATING DATE
14.63.15	HIGH LEVEL ALARM TYPE
14.63.16	HI/HI LEVEL ALARM TYPE
14.63.17	LEVEL GAUGE TYPE
14.63.18	VAPOUR LOCKS DIAMETER	Millimetres
14.63.19	CLOSED SAMPLE TYPE
14.64.1	Cargo Tank Number(22)
14.64.2	TANK LOCATION
14.64.3	IMO TYPE
14.64.4	CAPACITY 100%	Cu. Metres
14.64.5	MAX. LOAD RATE	Cu. Metres/Hour
14.64.6	MAX. TANK PRESSURE	bar
14.64.7	MAX. VENTING CAPACITY	Cu. Metres/Hour
14.64.8	PRESSURE MONITOR
14.64.9	CARGO PUMP CAPACITY	Cu. Metres/Hour
14.64.10	STRIPPED ROB	Liters
14.64.11	HEATING MAX. TEMP	Degrees Celsius
14.64.12	COOLING MIN. TEMP	Degrees Celsius
14.64.13	CONSTRUCTION MATERIAL OR COATING
14.64.14	COATING DATE
14.64.15	HIGH LEVEL ALARM TYPE
14.64.16	HI/HI LEVEL ALARM TYPE
14.64.17	LEVEL GAUGE TYPE
14.64.18	VAPOUR LOCKS DIAMETER	Millimetres
14.64.19	CLOSED SAMPLE TYPE
8	BALLAST TANK CAPACITIES
14.65.1	Ballast Tank Number(1)
14.65.2	Ballast Tank Location(1)
14.65.3	Ballast Tank Coating Date(1)
14.65.4	Ballast Tank Capacity(1)	Cu. Metres
14.66.1	Ballast Tank Number(2)
14.66.2	Ballast Tank Location(2)
14.66.3	Ballast Tank Coating Date(2)
14.66.4	Ballast Tank Capacity(2)	Cu. Metres
14.67.1	Ballast Tank Number(3)
14.67.2	Ballast Tank Location(3)
14.67.3	Ballast Tank Coating Date(3)
14.67.4	Ballast Tank Capacity(3)	Cu. Metres
14.68.1	Ballast Tank Number(4)
14.68.2	Ballast Tank Location(4)
14.68.3	Ballast Tank Coating Date(4)
14.68.4	Ballast Tank Capacity(4)	Cu. Metres
14.69.1	Ballast Tank Number(5)
14.69.2	Ballast Tank Location(5)
14.69.3	Ballast Tank Coating Date(5)
14.69.4	Ballast Tank Capacity(5)	Cu. Metres
14.70.1	Ballast Tank Number(6)
14.70.2	Ballast Tank Location(6)
14.70.3	Ballast Tank Coating Date(6)
14.70.4	Ballast Tank Capacity(6)	Cu. Metres
14.71.1	Ballast Tank Number(7)
14.71.2	Ballast Tank Location(7)
14.71.3	Ballast Tank Coating Date(7)
14.71.4	Ballast Tank Capacity(7)	Cu. Metres
14.72.1	Ballast Tank Number(8)
14.72.2	Ballast Tank Location(8)
14.72.3	Ballast Tank Coating Date(8)
14.72.4	Ballast Tank Capacity(8)	Cu. Metres
14.73.1	Ballast Tank Number(9)
14.73.2	Ballast Tank Location(9)

14.73.3	Ballast Tank Coating Date(9)
14.73.4	Ballast Tank Capacity(9)	Cu. Metres
14.74.1	Ballast Tank Number(10)
14.74.2	Ballast Tank Location(10)
14.74.3	Ballast Tank Coating Date(10)
14.74.4	Ballast Tank Capacity(10)	Cu. Metres
14.75.1	Ballast Tank Number(11)
14.75.2	Ballast Tank Location(11)
14.75.3	Ballast Tank Coating Date(11)
14.75.4	Ballast Tank Capacity(11)	Cu. Metres
14.76.1	Ballast Tank Number(12)
14.76.2	Ballast Tank Location(12)
14.76.3	Ballast Tank Coating Date(12)
14.76.4	Ballast Tank Capacity(12)	Cu. Metres
14.77.1	Ballast Tank Number(13)
14.77.2	Ballast Tank Location(13)
14.77.3	Ballast Tank Coating Date(13)
14.77.4	Ballast Tank Capacity(13)	Cu. Metres
14.78.1	Ballast Tank Number(14)
14.78.2	Ballast Tank Location(14)
14.78.3	Ballast Tank Coating Date(14)
14.78.4	Ballast Tank Capacity(14)	Cu. Metres
14.79.1	Ballast Tank Number(15)
14.79.2	Ballast Tank Location(15)
14.79.3	Ballast Tank Coating Date(15)
14.79.4	Ballast Tank Capacity(15)	Cu. Metres
14.80.1	Ballast Tank Number(16)
14.80.2	Ballast Tank Location(16)
14.80.3	Ballast Tank Coating Date(16)
14.80.4	Ballast Tank Capacity(16)	Cu. Metres
14.81.1	Ballast Tank Number(17)
14.81.2	Ballast Tank Location(17)
14.81.3	Ballast Tank Coating Date(17)
14.81.4	Ballast Tank Capacity(17)	Cu. Metres
14.82.1	Ballast Tank Number(18)
14.82.2	Ballast Tank Location(18)
14.82.3	Ballast Tank Coating Date(18)
14.82.4	Ballast Tank Capacity(18)	Cu. Metres
14.83.1	Ballast Tank Number(19)
14.83.2	Ballast Tank Location(19)
14.83.3	Ballast Tank Coating Date(19)
14.83.4	Ballast Tank Capacity(19)	Cu. Metres
14.84.1	Ballast Tank Number(20)
14.84.2	Ballast Tank Location(20)
14.84.3	Ballast Tank Coating Date(20)
14.84.4	Ballast Tank Capacity(20)	Cu. Metres
14.85.1	Ballast Tank Number(21)
14.85.2	Ballast Tank Location(21)
14.85.3	Ballast Tank Coating Date(21)
14.85.4	Ballast Tank Capacity(21)	Cu. Metres
14.86	Ballast Tank Total Capacity	0 Cu. Metres
9	TANK CLEANING SYSTEM
14.87	Is tank cleaning equipment fixed in cargo tanks?
14.88	Is portable tank cleaning equipment available?
14.89	What is the capacity of one tank cleaning machine?	Cu. Metres/Hour
14.89.1	At pressure of	bar
14.89.2	Duration of complete cycle	Minutes
14.89.3	Nozzle diameter	Millimetres
14.90	Tank washing pump capacity	Cu. Metres/Hour
14.91	Is a washing water heater fitted?

14.91.1	What is the Max. washing water temperature?	Degrees Celsius
14.92	Maximum number of machines operative at pressure above
14.93	Where there is different type of equipment used, what is the capacity and type of equipment?
15	Chapter 15
1	GAS CARRIER INFORMATION
15.1	Does vessel have an IOPPC with Form B identifying the vessel as an oil product carrier?
15.2	Do the Safety Construction and Safety Equipment Certificates identify the vessel as a ‘tanker engaged in the trade of carrying oil other than crude oil’?
2	CARGO INFORMATION
15.3	List products which the vessel is Certified to carry
3	TRANSPORT AND CARRIAGE CONDITIONS
15.4	What is the Minimum allowable tank temperature?	Degrees Celsius
15.5	What is the Maximum Permissible tank pressure?	Kp/Sq. Centimetre
15.6	Lowest permissible cargo tank pressure	Kp/Sq. Centimetre
15.7	What are the Number of grades that can be loaded/ carried/discharged simultaneously and completely segregated without risk of contamination?
15.8	What is the Number of Products that can be conditioned by reliquefaction simultaneously?
15.9	State the number of natural segregations (NB: Separation must be by the removal of spools or the insertion of blanks)
15.10	Material of Construction of Cargo Piping System
15.11	Is Cargo piping system fitted with filters?
15.11.1	If yes, can cargo piping filters be by-passed or removed?
15.12	Are Expansion loops fitted?
15.13	Are liquid cargo lines free of expansion bellows?
15.14	Location of Booster pumps
4	CARGO TANKS
15.15	What Type and materials of cargo tanks?
15.16	Maximum allowable relief valve setting	Bar Gauge
15.17	IMO Setting	Bar Gauge
15.18	USCG Setting	Bar Gauge
15.19	Safety valve set pressure - if variable give range of pilot valves	Bar Gauge
15.19.1	If variable give range of pilot valves – from	Bar Gauge
15.19.2	If variable give range of pilot valves – to	Bar Gauge
15.20	Maximum Vacuum	Kp/Sq. Centimetre
15.21	Maximum cargo density	Kp/Sq. Centimetre
15.22	Maximum rate of cool down	Degrees C/Hour
15.23	State any limitations regarding partially filled tanks
15.24	State allowable combinations of filled and empty tanks
5	CARGO TANK CAPACITIES
15.25.1	Tank 1 Capacity m3 (100%)	Cu. Metres
15.25.2	Tank 1 Butane Tonnes	Metric Tonnes
15.25.3	Tank 1 Butane degrees C	Degrees Celsius
15.25.4	Tank 1 Propane Tonnes	Metric Tonnes
15.25.5	Tank 1 Propane degrees C	Degrees Celsius
15.25.6	Tank 1 Ammonia Tonnes	Metric Tonnes
15.25.7	Tank 1 Ammonia degrees C	Degrees Celsius
15.25.7.1	Specify other cargo
15.25.8	Tank 1 “other” Tonnes	Metric Tonnes
15.25.9	Tank 1 “other” degrees C	Degrees Celsius
15.25.10	Tank 1 “other” Tonnes	Metric Tonnes
15.25.11	Tank 1 “other” degrees C	Degrees Celsius
15.26.1	Tank 2 Capacity m3 (100%)	Cu. Metres
15.26.2	Tank 2 Butane Tonnes	Metric Tonnes
15.26.3	Tank 2 Butane degrees C	Degrees Celsius
15.26.4	Tank 2 Propane Tonnes	Metric Tonnes
15.26.5	Tank 2 Propane degrees C	Degrees Celsius

15.26.6	Tank 2 Ammonia Tonnes	Metric Tonnes
15.26.7	Tank 2 Ammonia degrees C	Degrees Celsius
15.26.7.1	Specify other cargo
15.26.8	Tank 2 “other” Tonnes	Metric Tonnes
15.26.9	Tank 2 “other” degrees C	Degrees Celsius
15.26.10	Tank 2 “other” Tonnes	Metric Tonnes
15.26.11	Tank 2 “other” degrees C	Degrees Celsius
15.27.1	Tank 3 Capacity m3 (100%)	Cu. Metres
15.27.2	Tank 3 Butane Tonnes	Metric Tonnes
15.27.3	Tank 3 Butane degrees C	Degrees Celsius
15.27.4	Tank 3 Propane Tonnes	Metric Tonnes
15.27.5	Tank 3 Propane degrees C	Degrees Celsius
15.27.6	Tank 3 Ammonia Tonnes	Metric Tonnes
15.27.7	Tank 3 Ammonia degrees C	Degrees Celsius
15.27.7.1	Specify other cargo
15.27.8	Tank 3 “other” Tonnes	Metric Tonnes
15.27.9	Tank 3 “other” degrees C	Degrees Celsius
15.27.10	Tank 3 “other” Tonnes	Metric Tonnes
15.27.11	Tank 3 “other” degrees C	Degrees Celsius
15.28.1	Tank 4 Capacity m3 (100%)	Cu. Metres
15.28.2	Tank 4 Butane Tonnes	Metric Tonnes
15.28.3	Tank 4 Butane degrees C	Degrees Celsius
15.28.4	Tank 4 Propane Tonnes	Metric Tonnes
15.28.5	Tank 4 Propane degrees C	Degrees Celsius
15.28.6	Tank 4 Ammonia Tonnes	Metric Tonnes
15.28.7	Tank 4 Ammonia degrees C	Degrees Celsius
15.28.7.1	Specify other cargo
15.28.8	Tank 4 “other” Tonnes	Metric Tonnes
15.28.9	Tank 4 “other” degrees C	Degrees Celsius
15.28.10	Tank 4 “other” Tonnes	Metric Tonnes
15.28.11	Tank 4 “other” degrees C	Degrees Celsius
15.29.1	Tank 5 Capacity m3 (100%)	Cu. Metres
15.29.2	Tank 5 Butane Tonnes	Metric Tonnes
15.29.3	Tank 5 Butane degrees C	Degrees Celsius
15.29.4	Tank 5 Propane Tonnes	Metric Tonnes
15.29.5	Tank 5 Propane degrees C	Degrees Celsius
15.29.6	Tank 5 Ammonia Tonnes	Metric Tonnes
15.29.7.1	Specify other cargo
15.29.7	Tank 5 Ammonia degrees C	Degrees Celsius
15.29.8	Tank 5 “other” Tonnes	Metric Tonnes
15.29.9	Tank 5 “other” degrees C	Degrees Celsius
15.29.10	Tank 5 “other” Tonnes	Metric Tonnes
15.29.11	Tank 5 “other” degrees C	Degrees Celsius
15.30.1	Tank 6 Capacity m3 (100%)	Cu. Metres
15.30.2	Tank 6 Butane Tonnes	Metric Tonnes
15.30.3	Tank 6 Butane degrees C	Degrees Celsius
15.30.4	Tank 6 Propane Tonnes	Metric Tonnes
15.30.5	Tank 6 Propane degrees C	Degrees Celsius
15.30.6	Tank 6 Ammonia Tonnes	Metric Tonnes
15.30.7	Tank 6 Ammonia degrees C	Degrees Celsius
15.30.7.1	Specify other cargo
15.30.8	Tank 6 “other” Tonnes	Metric Tonnes
15.30.9	Tank 6 “other” degrees C	Degrees Celsius
15.30.10	Tank 6 “other” Tonnes	Metric Tonnes
15.30.11	Tank 6 “other” degrees C	Degrees Celsius
15.31.1	Tank 7 Capacity m3 (100%)	Cu. Metres
15.31.2	Tank 7 Butane Tonnes	Metric Tonnes
15.31.3	Tank 7 Butane degrees C	Degrees Celsius
15.31.4	Tank 7 Propane Tonnes	Metric Tonnes
15.31.5	Tank 7 Propane degrees C	Degrees Celsius

15.31.6	Tank 7 Ammonia Tonnes	Metric Tonnes
15.31.7	Tank 7 Ammonia degrees C	Degrees Celsius
15.31.7.1	Specify other cargo
15.31.8	Tank 7 “other” Tonnes	Metric Tonnes
15.31.9	Tank 7 “other” degrees C	Degrees Celsius
15.31.10	Tank 7 “other” Tonnes	Metric Tonnes
15.31.11	Tank 7 “other” degrees C	Degrees Celsius
15.32.1	Tank 8 Capacity m3 (100%)	Cu. Metres
15.32.2	Tank 8 Butane Tonnes	Metric Tonnes
15.32.3	Tank 8 Butane degrees C	Degrees Celsius
15.32.4	Tank 8 Propane Tonnes	Metric Tonnes
15.32.5	Tank 8 Propane degrees C	Degrees Celsius
15.32.6	Tank 8 Ammonia Tonnes	Metric Tonnes
15.32.7	Tank 8 Ammonia degrees C	Degrees Celsius
15.32.7.1	Specify other cargo
15.32.8	Tank 8 “other” Tonnes	Metric Tonnes
15.32.9	Tank 8 “other” degrees C	Degrees Celsius
15.32.10	Tank 8 “other” Tonnes	Metric Tonnes
15.32.11	Tank 8 “other” degrees C	Degrees Celsius
15.33	Total Capacity of all tanks (100%)	0 Cu. Metres
15.34	Total Capacity of all Butane tanks Tonnes	0 Metric Tonnes
15.35	Total Capacity of all Propane tanks Tonnes	0 Metric Tonnes
15.36	Total Capacity of all Ammonia tanks Tonnes	0 Metric Tonnes
15.37	Total Capacity of all “other” tanks Tonnes	0 Metric Tonnes
15.38	Total Capacity of all “other” tanks Tonnes	0 Metric Tonnes
6	LOADING RATES
15.39	From Refrigerated Storage
15.39.1	Butane - Rate (tonnes/hr) with vapor return	Metric Tonnes/Hour
15.39.2	Butane - Rate (tonnes/hr) without vapor return	Metric Tonnes/Hour
15.39.3	Propane - Rate (tonnes/hr) with vapor return	Metric Tonnes/Hour
15.39.4	Propane - Rate (tonnes/hr) without vapor return	Metric Tonnes/Hour
15.39.5	Ammonia - Rate (tonnes/hr) with vapor return	Metric Tonnes/Hour
15.39.6	Ammonia - Rate (tonnes/hr) without vapor return	Metric Tonnes/Hour
15.39.7	“other” - Rate (tonnes/hr) with vapor return	Metric Tonnes/Hour
15.39.7.1	Specify other cargo
15.39.8	“other” - Rate (tonnes/hr) without vapor return	Metric Tonnes/Hour
15.39.9	“other” - Rate (tonnes/hr) with vapor return	Metric Tonnes/Hour
15.39.10	“other” - Rate (tonnes/hr) without vapor return	Metric Tonnes/Hour
15.40	From Pressure Storage
15.40.1	Butane 0-30deg C - Rate (tonnes/hr) with vapor return	Metric Tonnes/Hour
15.40.2	Butane 0-30deg C - Rate (tonnes/hr) without vapor return	Metric Tonnes/Hour
15.40.3	Propane 0 deg C - Rate (tonnes/hr) with vapor return	Metric Tonnes/Hour
15.40.4	Propane 0 deg C - Rate (tonnes/hr) without vapor return	Metric Tonnes/Hour
15.40.5	Propane 10 deg C - Rate (tonnes/hr) with vapor return	Metric Tonnes/Hour
15.40.6	Propane 10 deg C - Rate (tonnes/hr) without vapor return	Metric Tonnes/Hour
15.40.7	Propane 20 deg C - Rate (tonnes/hr) with vapor return	Metric Tonnes/Hour
15.40.8	Propane 20 deg C - Rate (tonnes/hr) without vapor return	Metric Tonnes/Hour
15.40.9	Propane 30 deg C - Rate (tonnes/hr) with vapor return	Metric Tonnes/Hour
15.40.10	Propane 30 deg C - Rate (tonnes/hr) without vapor return	Metric Tonnes/Hour
15.41	Special remarks
7	DISCHARGING - GENERAL
15.42	Cargo Pumps
15.42.1	Type of Cargo Pumps
15.42.2	Number of pumps per tank
15.42.3	Rate per Pump m3/hr	Cu. Metres/Hour
15.42.4	At Delivery Head mlc	Metres Liquid Column
15.42.5	Maximum density kg/m3	Kg/Cu. Metre
15.43	Booster Pump
15.43.1	Type of Booster Pumps
15.43.2	Number of pumps per tank

15.43.3	Rate per Pump m3/hr	Cu. Metres/Hour
15.43.4	At Delivery Head mlc	Metres Liquid Column
15.43.5	Maximum density kg/m3	Kg/Cu. Metre
8	DISCHARGE PERFORMANCE
15.44	Full Cargo Discharge Times (using all main pumps)
15.44.1	Fully Refrigerated
15.44.1.1	Hours (Back Press 1 kP/cm2) with vapor return	Hours
15.44.1.2	Hours (Back Press 1 kP/cm2) without vapor return	Hours
15.44.1.3	Hours (Back Press 5 kP/cm2) with vapor return	Hours
15.44.1.4	Hours (Back Press 5 kP/cm2) without vapor return	Hours
15.44.1.5	Hours (Back Press 10 kP/cm2) with vapor return	Hours
15.44.1.6	Hours (Back Press 10 kP/cm2) without vapor return	Hours
15.44.2	Pressurized
15.44.2.1	Hours (Back Press 1 kP/cm2) with vapor return	Hours
15.44.2.2	Hours (Back Press 1 kP/cm2) without vapor return	Hours
15.44.2.3	Hours (Back Press 5 kP/cm2) with vapor return	Hours
15.44.2.4	Hours (Back Press 5 kP/cm2) without vapor return	Hours
15.44.2.5	Hours (Back Press 10 kP/cm2) with vapor return	Hours
15.44.2.6	Hours (Back Press 10 kP/cm2) without vapor return	Hours
9	UNPUMPABLES
15.45	Unpumpables tank 1 (m3)	Cu. Metres
15.46	Unpumpables tank 2 (m3)	Cu. Metres
15.47	Unpumpables tank 3 (m3)	Cu. Metres
15.48	Unpumpables tank 4 (m3)	Cu. Metres
15.49	Unpumpables tank 5 (m3)	Cu. Metres
15.50	Unpumpables tank 6 (m3)	Cu. Metres
15.51	Unpumpables tank 7 (m3)	Cu. Metres
15.52	Unpumpables tank 8 (m3)	Cu. Metres
15.53	Total Unpumpables (m3)	0 Cu. Metres
10	VAPORIZING UNPUMPABLES
15.54	Process used
15.55	Time to vaporize liquid unpumpables remaining after full cargo discharge - Propane	Hours
15.56	Time to vaporize liquid unpumpables remaining after full cargo discharge - Butane	Hours
15.57	Time to vaporize liquid unpumpables remaining after full cargo discharge - Ammonia	Hours
15.58	Specify other cargo
15.58.1	Time to vaporize liquid unpumpables remaining after full cargo discharge - Other	Hours
15.59	Specify other cargo
15.59.1	Time to vaporize liquid unpumpables remaining after full cargo discharge - Other	Hours
15.60	Specify other cargo
15.60.1	Time to vaporize liquid unpumpables remaining after full cargo discharge - Other	Hours
11	RELIQUEFACTION PLANT
15.61	Plant Design Conditions - air temperature degrees C	Degrees Celsius
15.61.1	Plant Design Conditions - sea temperature degrees C	Degrees Celsius
15.62	Is the plant single stage/direct?
15.62.1	Is the plant two stage/direct?
15.62.2	Is the plant simple cascade?
15.63	Coolant type
15.64	Compressor type
15.64.1	Compressor makers name
15.64.2	Number of compressors
15.64.3	Capacity per unit	Cu. Metres/Hour
15.64.4	Are they Oil Free?
12	COOLING CAPACITY
15.65.1	State Cooling capacity for Propane @ -42 degrees C	Kcal/Hour

15.65.2	State Cooling capacity for Propane @ -20 degrees C	Kcal/Hour
15.65.3	State Cooling capacity for Propane @ -5 degrees C	Kcal/Hour
15.66.1	State Cooling capacity for Butane @ -42 degrees	Kcal/Hour
15.66.2	State Cooling capacity for Butane @ -20 degrees C	Kcal/Hour
15.66.3	State Cooling capacity for Butane @ -5 degrees C	Kcal/Hour
13	CARGO TEMPERATURE LOWERING CAPABILITY
15.67	Time taken to lower the temperature of
15.67.1.1	Propane from … degrees C to - 42 degrees C	Degrees Celsius
15.67.1.2	Hours	Hours
15.67.1.3	Propane from -5 degrees C to - 42degrees C	Hours
15.67.1.4	Propane from -38 degrees C to - 42degrees C	Hours
15.67.1.5	Propane from +20 degrees C to - 0.5degrees C	Hours
15.67.1.6	Propane from +10 degrees C to -0.5degrees C	Hours
15.67.2.1	Butane from +20 degrees C to -0.5degreesC	Hours
15.67.2.2	Butane from +10 degrees C to -0.5degreesC	Hours
15.67.2.3	Butane from +10 degrees C to -5degreesC	Hours
15.67.3.1	Cargo
15.67.3.2	From	Degrees Celsius
15.67.3.3	To	Degrees Celsius
15.67.3.4	Hours	Hours
15.67.4.1	Cargo
15.67.4.2	From	Degrees Celsius
15.67.4.3	To	Degrees Celsius
15.67.4.4	Hours	Hours
15.67.5.1	Cargo
15.67.5.2	From	Degrees Celsius
15.67.5.3	To	Degrees Celsius
15.67.5.4	Hours	Hours
15.67.6.1	Cargo
15.67.6.2	From	Degrees Celsius
15.67.6.3	To	Degrees Celsius
15.67.6.4	Hours	Hours
15.68	Is there an emergency discharge method available?
15.68.1	If yes, the method is
15.69	Sample points are provided for vapour
15.69.1	Sample points are provided for liquid
14	DECK TANK CAPACITIES
15.70	Are Deck pressure tanks fitted?
15.71	Propane Capacity	Cu. Metres
15.72	Butane Capacity	Cu. Metres
15.73	Ammonia Capacity	Cu. Metres
15.74	Maximum allowable relief valve setting	Bar Gauge
15.75	Material of tank
15	PRE-LOADING COOLDOWN
15.76.1	Propane - Quantity of Coolant Required	Cu. Metres
15.76.2	Propane - Time required to cooldown cargo tanks from ambient temperature with vapour return line	Hours
15.76.3	Propane - Time required to cooldown cargo tanks from ambient temperature without vapour return line	Hours
15.77.1	Butane - Quantity of Coolant Required	Cu. Metres
15.77.2	Butane - Time required to cooldown cargo tanks from ambient temperature with vapour return line	Hours
15.77.3	Butane - Time required to cooldown cargo tanks from ambient temperature without vapour return line	Hours
15.78.1	Ammonia - Quantity of Coolant Required	Cu. Metres
15.78.2	Ammonia - Time required to cooldown cargo tanks from ambient temperature with vapour return line	Hours
15.78.3	Ammonia - Time required to cooldown cargo tanks from ambient temperature without vapour return line	Hours
15.79.1	VCM - Quantity of Coolant Required	Cu. Metres

15.79.2	VCM - Time required to cooldown cargo tanks from ambient temperature without vapour return line	Hours
15.79.3	VCM - Time required to cooldown cargo tanks from ambient temperature with vapour return line	Hours
16	VAPORISER
15.80	Type of Vaporiser
15.81	Number of Vaporisers fitted
15.82.1	Capacity per unit - Propane	Cu. Metres/Hour Vapor
15.82.2	Liquid Supply Rate	Cu. Metres/Hour Liquid
15.82.3	Delivery Temperature	Degrees Celsius
15.83.1	Capacity per unit - Ammonia	Cu. Metres/Hour Vapor
15.83.2	Liquid Supply Rate	Cu. Metres/Hour Liquid
15.83.3	Delivery Temperature	Degrees Celsius
15.84.1	Capacity per unit - Nitrogen	Cu. Metres/Hour Vapor
15.84.2	Liquid Supply Rate	Cu. Metres/Hour Liquid
15.84.3	Delivery Temperature	Degrees Celsius
17	BLOWER
15.85	Type of Blower
15.85.1	Rated Capacity	Cu. Metres/Hour
15.85.2	Delivery Pressure	Kp/ Sq. Centimetre
18	CARGO RE-HEATER
15.86	Type of Re-Heater
15.86.1	Number of Re-Heaters Fitted
15.86.2	Heating Medium of Re-Heater
15.87.1	Discharge rates with sea water at 15 degrees C to raise product temperature of Propane from -42 degrees C to -5 degrees C	Cu. Metres/Hour
15.87.2	Discharge rates with sea water at 15 degrees C to raise product temperature of Ammonia from -42 degrees C to -5 degrees C	Cu. Metres/Hour
19	HYDRATE CONTROL
15.88	What is the type of Depressant?
15.89	What is the freezing point temperature?	Degrees Celsius
15.90	What is the Quantity of Depressant Carried?	Liters
15.91	What is the means of injection?
15.92	Name any other system used
15.93	Is there an Additional pressure relief system fitted?
15.94	Is Emergency cargo jettison provided?
15.95	If yes, can Emergency cargo jettisoning be isolated from the cargo system when not in use?
20	CARGO MEASUREMENT
15.96	Level Gauges
15.96.1	Are level gauges local or remote?
15.96.2	Name of manufacture
15.96.3	Type
15.96.4	Rated Accuracy	%
15.96.5	Certifying Authority
15.96.6	Are slip tubes installed?
15.97	Temperature Gauges
15.97.1	Name of manufacture
15.97.2	Type	N/A
15.97.3	Rated Accuracy	%
15.97.4	Certifying Authority
15.98	Pressure Gauges
15.98.1	Name of manufacture
15.98.2	Type	N/A
15.98.3	Rated Accuracy	%
15.98.4	Certifying Authority
15.99	Oxygen Analyser
15.99.1	Name of manufacture
15.99.2	Type	N/A
15.99.3	What is the lowest level measurable?	%

15.100	Fixed Gas Analyser
15.100.1	Name of manufacture
15.100.2	Type	N/A
15.101	Are Cargo tank calibration tables available?
15.101.1	Name of Measuring Company
15.101.2	Name of Certifying Authority
15.102.1	Calibration calculated to cm?
15.102.2	Calibration calculated to 1/2 cm?
15.103.1	Tables established to cm?
15.103.2	Tables established to mm?
15.103.3	Tables established to “other”
15.104	Are trim and list corrections available?
15.105	Are temperature corrections available?
15.106	Are float gauge tape corrections available?
21	CARGO SAMPLING
15.107	Indicate whether cargo samples may be obtained from the levels specified
15.107.1.1	Cargo cargo samples be obtained from tank 1 top
15.107.1.2	Cargo cargo samples be obtained from tank 1 middle
15.107.1.3	Cargo cargo samples be obtained from tank 1 bottom
15.107.2.1	Cargo cargo samples be obtained from tank 2 top
15.107.2.2	Cargo cargo samples be obtained from tank 2 middle
15.107.2.3	Cargo cargo samples be obtained from tank 2 bottom
15.107.3.1	Cargo cargo samples be obtained from tank 3 top
15.107.3.2	Cargo cargo samples be obtained from tank 3 middle
15.107.3.3	Cargo cargo samples be obtained from tank 3 bottom
15.107.4.1	Cargo cargo samples be obtained from tank 4 top
15.107.4.2	Cargo cargo samples be obtained from tank 4 middle
15.107.4.3	Cargo cargo samples be obtained from tank 4 bottom
15.107.5.1	Cargo cargo samples be obtained from tank 5 top
15.107.5.2	Cargo cargo samples be obtained from tank 5 middle
15.107.5.3	Cargo cargo samples be obtained from tank 5 bottom
15.107.6.1	Cargo cargo samples be obtained from tank 6 top
15.107.6.2	Cargo cargo samples be obtained from tank 6 middle
15.107.6.3	Cargo cargo samples be obtained from tank 6 bottom
15.107.7.1	Cargo cargo samples be obtained from tank 7 top
15.107.7.2	Cargo cargo samples be obtained from tank 7 middle
15.107.7.3	Cargo cargo samples be obtained from tank 7 bottom
15.107.8.1	Cargo cargo samples be obtained from tank 8 top
15.107.8.2	Cargo cargo samples be obtained from tank 8 middle
15.107.8.3	Cargo cargo samples be obtained from tank 8 bottom
15.108	Can samples be drawn from tank vapour outlet?
15.109	Can samples be drawn from manifold liquid line?
15.110	Can samples be drawn from manifold vapour line?
15.111	Can samples be drawn from pump discharge line?
15.112	State sample connection type
15.112.1	State sample connection size	Millimetres
15.113	Number of ESD actuation points
22	CONNECTIONS TO SHORE FOR ESD AND COMMUNICATIONS SYSTEMS
15.114	Is ESD connection to shore available?
15.114.1	If yes, is the system pneumatic?
15.114.2	If yes, is the system electrical?
15.114.3	If yes, is the system fiber optic?
15.115	What is the type of plug used?
15.116	Are ESD hoses or cables available on board?
15.116.1	If yes, length of pneumatic	Millimetres
15.116.2	If yes, length of electrical	Millimetres
15.116.3	If yes, length of fiber optic	Millimetres
15.117	Is there a connection available for a telephone line?
15.118	Are ESD connections available on both sides of vessel?

15.118.1	Are ESD Fusible plugs fitted at tank domes?
15.118.2	Are ESD Fusible plugs fitted at manifolds?
15.119	Is the link compatible with the SIGTTO guidelines?
15.120	Type of manifold valve
15.120.1	Closing time in seconds	Seconds
15.120.2	Is closing time adjustable?
15.121	Is Independent high level shut down system fitted (overflow control)?
15.121.1	If yes, does the independent high level shutdown system also switch off running cargo pumps?
15.122	Shut down level %	%
23	INERT GAS
15.123	Main IG Plant
15.123.1	Type of system
15.123.2	Capacity	Cu. Metres/ Hour
15.123.3	Type of fuel used
15.123.4	Composition of IG - oxygen	%
15.123.5	Composition of IG - CO2%
15.123.6	Composition of IG - Nox	%
15.123.7	Composition of IG - N2%
15.123.8	Lowest dewpoint achievable	Degrees Celsius
15.123.9	Used for
15.124	Auxiliary IG or Nitrogen plant
15.124.1	Type of System
15.124.2	Capacity	Cu. Metres/Hour
15.124.3	Composition of IG - oxygen	%
15.124.4	Composition of IG - CO2%
15.124.5	Composition of IG - Nox	%
15.124.6	Composition of IG - N2%
15.124.7	Lowest dewpoint achievable	Degrees Celsius
15.124.8	Used for
15.125	Nitrogen
15.125.1	Liquid storage capacity	Cu. Metres
15.125.2	Daily boil-off loss	Cu. Metres
15.125.3	Maximum supply pressure	Kp/Cu. Cm
15.125.4	Supply capacity	Cu. Metres/Hour
15.125.5	Used for
24	CARGO TANK INERTING/DE-INERTING
15.126	What is the time taken to inert from fresh air to under 5% O2 at -25 degree C?	Hours
15.127	What is the time taken to inert from cargo vapour to fully inert at -25 degrees dewpoint when IG density is less than product?	Hours
15.128	What is the time taken to inert from cargo vapour to fully inert at -25 degrees dewpoint when IG density is greater than product?	Hours
15.129	Do relief valves discharging liquid cargo from the cargo piping system, discharge to the cargo vent mast?
15.129.1	If yes, is the vent mast equipped with liquid sensor and alarm?
15.129.2	If yes, does the alarm activate the pump stop?
15.130	Is there one ESD valve per manifold?
15.130.1	If no, the arrangement is
15.131	Is a hand operated valve fitted outboard of the manifold ESD valve?
15.132	Does inert gas piping pass through accommodation spaces, service spaces or control stations?
15.133	Can the Inert Gas System be fully segregated from the cargo system?
15.134	Are liquid drains fitted in cargo piping?
15.135	Are purge points fitted?
15.136	Are local pressure gauges fitted outboard of the manifold valves?
15.137	Is a temperature sensor fitted at or near the manifold?
15.138	Is a cargo compressor room fitted?
15.140	Is protective equipment for the protection of crew members available on board?

15.140.1	When required by the Gas Code, is respiratory and eye protection for every person on board available for emergency escape purposes?
15.140.2	Are two additional sets of respiratory and eye protection available on the navigating bridge?
15.141	Is there a permanently installed system of gas detection fitted?
15.141.1	Is the gas detection system fitted with high and low sampling heads/sensors?
25	GAS FREEING TO FRESH AIR
15.142	Plant used
15.143	What is the time taken from fully inert condition to fully breathable fresh air?	Hours
26	CHANGING CARGO GRADES
15.144	Indicate number of hours needed to change grades from the removal of pumpables to tanks fit to load and the quantity of inert gas consumed during the operation
15.144.1.1	From propane to butane	Hours
15.144.1.2	From propane to butane	Cu. Metres
15.144.1.3	From propane to ammonia	Hours
15.144.1.4	From propane to ammonia	Cu. Metres
15.144.1.5	From propane to VCM	Hours
15.144.1.6	From propane to VCM	Cu. Metres
15.144.2.1	From butane to propane	Hours
15.144.2.2	From butane to propane	Cu. Metres
15.144.2.3	From butane to ammonia	Hours
15.144.2.4	From butane to ammonia	Cu. Metres
15.144.2.5	From butane to VCM	Hours
15.144.2.6	From butane to VCM	Cu. Metres
15.144.3.1	From ammonia to propane	Hours
15.144.3.2	From ammonia to propane	Cu. Metres
15.144.3.3	From ammonia to butane	Hours
15.144.3.4	From ammonia to butane	Cu. Metres
15.144.3.5	From ammonia to VCM	Hours
15.144.3.6	From ammonia to VCM	Cu. Metres
15.144.4	Restrictions
15.144.5.1	From VCM to propane	Hours
15.144.5.2	From VCM to propane	Cu. Metres
15.144.5.3	From VCM to butane	Hours
15.144.5.4	From VCM to butane	Cu. Metres
15.144.5.5	From VCM to ammonia	Hours
15.144.5.6	From VCM to ammonia	Cu. Metres
15.144.6	Note any operations that cannot be carried out at sea
27	CARGO MANIFOLD
15.145	Center of manifold to bow	Metres
15.146	Center of manifold to stern	Metres
15.147.1	Dimension A	Millimetres
15.147.2	Dimension B	Millimetres
15.147.3	Dimension C	Millimetres
15.147.4	Dimension D	Millimetres
15.147.5	Dimension E	Millimetres
15.147.6	Dimension F	Millimetres
15.147.7	Dimension G	Millimetres
15.147.8	Dimension H	Millimetres
15.148.1	Pipe Flange A - duty
15.148.2	Pipe Flange A - rating	bar
15.148.3	Pipe Flange A - size	Millimetres
15.148.4	Pipe Flange A raised or flat face
15.149.1	Pipe Flange B - duty
15.149.2	Pipe Flange B - rating	bar
15.149.3	Pipe Flange B - size	Millimetres
15.149.4	Pipe Flange B raised or flat face

15.150.1	Pipe Flange C - duty
15.150.2	Pipe Flange C - rating	bar
15.150.3	Pipe Flange C - size	Millimetres
15.150.4	Pipe Flange C raised or flat face
15.151.1	Pipe Flange D - duty
15.151.2	Pipe Flange D - rating	bar
15.151.3	Pipe Flange D - size	Millimetres
15.151.4	Pipe Flange D raised or flat face
15.152.1	Pipe Flange E - duty
15.152.2	Pipe Flange E - rating	bar
15.152.3	Pipe Flange E - size	Millimetres
15.152.4	Pipe Flange E raised or flat face
15.153.1	Pipe Flange F - duty
15.153.2	Pipe Flange F - rating	bar
15.153.3	Pipe Flange F - size	Millimetres
15.153.4	Pipe Flange F raised or flat face
15.154.1	Pipe Flange G - duty
15.154.2	Pipe Flange G - rating	bar
15.154.3	Pipe Flange G - size	Millimetres
15.154.4	Pipe Flange G raised or flat face
15.155.1	Pipe Flange H - duty
15.155.2	Pipe Flange H - rating	bar
15.155.3	Pipe Flange H - size	Millimetres
15.155.4	Pipe Flange H raised or flat face
15.156	Height above uppermost continuous deck	Millimetres
15.157	Distance from ship side	Millimetres
15.158	Height above load waterline	Millimetres
15.159	Height above light waterline	Millimetres
28	MANIFOLD ARRANGEMENT LOCATED ON TOP OF COMPRESSOR
15.160	Distance from rail of compressor room/platform to presentation flanges	Millimetres
15.161	Distance from deck of compressor room/platform/try to centre of manifold	Millimetres
29	CARGO MANIFOLD REDUCERS
15.162.1	Number of ANSI Class 300 reducers carried onboard
15.162.2	Flange rating of ANSI Class 300 reducer	bar
15.162.3	Size of ANSI Class 300 reducer	Millimetres
15.162.4	Length of ANSI Class 300 reducer	Millimetres
15.163.1	Number of ANSI Class 300 to Class 150 reducers carried onboard
15.163.2	Flange rating of ANSI Class 300 to Class 150 reducer	bar
15.163.3	Size of ANSI Class 300 to Class 150 reducer	Millimetres
15.163.4	Length of ANSI Class 300 to Class 150 reducer	Millimetres
15.164.1	Number of ANSI Class 150 reducers carried onboard
15.164.2	Flange rating of Class 150 reducer	bar
15.164.3	Size of ANSI Class 150 reducer	Millimetres
15.164.4	Length of ANSI Class 150 reducer	Millimetres
1	OBO / OO /COB CARRIERS
16.1	State design of hatches
16.2	State type of hatches (side rolling/butterfly/other)
16.3	State if hatches fitted with single or double seals in hatch coaming
16.4	Last date cargo holds/tanks were tested to normal working pressure (min.500mm wg) to prove gas tightness of hatches
16.5	Were the hatches proven to be gas tight?

STATOILTIME 1 Version 1.1	Doc No. Valid from 2 November 2009

Attachment 2—Reporting of HSE data to Statoil from Shipping Service providers

Classification: Open	Status: Final	Page 101 of 62

Governing document	Classification: Open

Reporting of HSE data to Statoil From Shipping Services Providers

Work process requirement HSE01.01.03.01 — L10603

Owner: M&M OTS HSE

Validity area: M&M OTS & NG TO LNG

1

Reporting requirements of undesirable incidents / accidents for shipping contractors

To avoid repetition and to ensure transfer of experience of undesirable events involving people, the environment and/or material assets, all incidents / accidents and near misses must be notified, assessed, investigated where necessary and reported. The shipping contractor shall report all incidents and accidents to Statoil without unnecessary delay and cooperate with Statoil regarding further notification, investigation, corrective action and exchange of experience. Near misses categorised in level 1 or 2 in the attached Categorising matrix shall also be reported immediately. The initial report shall include a brief description of the event.

Investigation of undesirable incidents is a formal process intended to clarify the sequence of events, causes and consequences, and to identify effective preventive measures. The purpose is not only to prevent similar incidents in future, but also to ensure that the lessons are learnt in order to achieve a general improvement in HSE.

StatoilASA will request participation and cooperation in all investigations on level 1 or 2 accidents / incidents and near misses (undesired events) level 1. Statoil ASA may provide competent investigation team leaders or other resources if requested.

Emergency reporting shall be done to the commercial responsible unit in Statoil, as instructed in the charter party and/or voyage instruction. If, for any reason, this is not possible then Statoil’s security centre should be contacted on (+47) 51990002.

The exemptions to this requirement are minor near misses not practical to report immediately. These types of near misses, not immediately reported to Statoil, shall be summarised and reported on a quarterly basis in addition to below template which includes KPI elements for use in our Working Safely With Suppliers programme.

This regular summary of near misses, not reported to Statoil earlier, shall be sent to shiphse@Statoil.com and shall include the average number of crew members onboard the vessel during the last quarter. This is used by Statoil to calculate number of working hours and frequencies. According to OCIMF recommendations, the working hours will be calculated based on 24 hours exposure time onboard the vessels.

The summary shall be forwarded to Statoil not later than the 10. day in the month following each quarter. (10. April, 10. July, 10. October, 10. January).

If this summary does not contain any new / additional information, a summary sheet can be used for all vessels in the operator’s fleet, but the average number of crew onboard needs to be specified for each individual vessel.

Accidents and near misses shall be reported according to these requirements based on 24 hours service on board. Accidents or near misses occurred during working time and non-working time on board shall be reported

2

Categorising matrix for actual and potential undesirable incidents / accidents

Material damage
Degree of serious	Injury		Work related illness (WRI)		Oil /gas leak		Accidental Spill oil		Fire /explosion		Impairment/ failure of safety functions and barriers		Reputation		Loss of production (stop of transportation		Collision or grounding		Operation / equipment failure		Structural failure		Loss of position
	Actual	Potent.	Actual	Potent.	Actual	Potent.	Actual	Potent.	Actual	Potent.	Actual	Potent.	Actual	Potent.	Actual	Potent.	Actual	Potent.	Actual	Potent.	Actual	Potent.	Actual	Potent.
1	Fatality		Work related illness that results in employee’s death		> 10kg/ sec. or brief leakages >100 kg		Offsh: > 100 m3 Port: > 10 m3		Large part of vessel exposed		Threaten whole vessel		Great international negativ exposure in mass media and among organisations		Downtime > 10 days		Major extensive structural or deformation		> 5 mill. NOK of value		Extensive cracks or deformation in hull		Collision w/installation

2	Serious lost time injury		Serious work related illness		1-10kg/ sec. or brief leakages >10 kg		Offsh: > 10 m3 Port: > 1 m3		Parts of vessel exposed (i.e. engine room)		Threaten large part of vessel		Medium international negative exposure in mass media and among organisations		Downtime > 5 days		Major structural deformation		> 1 mill. NOK of value		Major cracks or deformation in hull		Serious loss of position control within the safety zone

3	Other lost time injury or injury involving substitute work		Work related illness that results in brief absence or restricted / substitute work		0,1-1 kg/ sec. or brief leakages >1 kg		Offsh: > 1m3 Port: > 159 litre		Local area exposed (i.e. pat of engine room)		Threaten parts of vessel (i.e. engine room)		National negative exposure in mass media, from authorities on national level		Downtime > 3 days		Essential structural deformation		> 500 000 NOK of value		Cracks in hull		Serious loss of position control in confined waters

4	Medical treatment		Work related illness that results in treatment by a health professional		<0,1 kg/ s		Offsh: < 159 litre Port: 159 litre		Low risk for vessel		Threaten local area (i.e. part of engine room)		Local/regional negative exposure in mass media, from authorities and customers		Downtime > 1 days		Structural deformation		> 250 000 NOK of value		Minor cracks or deformation in hull		Loss of position / Insignificant hazard

5	First aid		Other work related illnesses		<<0,1 kg/sec. (Significantly less than 0,1 kg/sec.)		Offsh: < 159 l Port: Spill on deck		Negligible risk for vessel		Negligible risk for vessel		Limited to a few persons or a single customer		Downtime < 1 day		No structural deformation		< 250 000 NOK of value		Minor cracks or deformation		Minor loss of position

Reporting template

Vessel	Vessel	Vessel	Vessel	Owner	Owner	Owner	Owner	Owner	Owner
Name	Average number of Crew onboard during the period	Overdue maintenance non- critical equipment %	Number of overdue maintenance jobs on critical equipment	Overdue maintenance non- critical equipment %	Number of overdue maintenance jobs on critical equipment	LTIF tanker segment	Average number of Near Misses reported pr vessel in tanker segment	Retention rate officers	Retention rate ratings

Overdue Maintenance (Tanker segment) – As per TMSA definitions and guidelines

LTIF – Lost Time Incident Frequency (Number/1,000,000 hrs) – Last 12 months

Near Miss – An event or sequence of events which did not result in an injury or damage, but which, under slightly different conditions, could have done so. (OCIMF’s Marine Injury Reporting Guidelines)

Retention rate – As per INTERTANKO’s definition.

(http://www.intertanko.com/upload/OfficerRetentionFormula%20Corrected%2012%20March%202008.pdf)

STATOILTIME 1 Version 1.1	Doc No. Valid from 2 November 2009

Attachment 3—Financial Responsibility in Respect of Oil and Bunker Pollution

Classification: Open	Status: Final	Page 106 of 62

Isle of Man Government __________	ISLE OF MAN SHIP REGISTRY Certificate of Insurance or Other Financial Security in respect of Civil Liability for Oil Pollution Damage	Form R-2

Issued in accordance with the provisions of Article VII of the International Convention on Civil Liability for Oil Pollution Damage, 1992, as amended.

NAME OF SHIP	IMO NUMBER	PORT OF REGISTRY	NAME AND ADDRESS OF OWNER(S)
BODIL Knutsen	9472529	Douglas	Knutsen Boyelaster VI KS Smedasundet 40, 5529 Haugesund, Norway

This is to certify that there is in force in respect of the above-named ship a policy of insurance or other financial security satisfying the requirements of Article VII of the International Convention on Civil Liability for Oil Pollution Damage, 1992.

Type of Security: Policy of Insurance

Duration of Security: 20/02/2012 to 20/02/2013

Name and Address of the Insurer(s) and/or Guarantor(s)

Skuld ASA—Oslo Syndicate 2

Oslo Syndicate 2, PO Box 1376 Vika, 0114 Oslo, Norway

This certificate is valid until 20/02/2013                                                  Official Stamp

Issued under the authority of the Government of the Isle of Man at Douglas on 13/01/2012. The undersigned is duly authorised by the said Government to issue the Certificate.

Signature /s/ DENISE GARTSHORE ............... Denise Gartshore

An authorised officer of the isle of Man Ship Registry

This certificate is issued by or on behalf of the Isle of Man under the responsibility of the United Kingdom as Flag State under the Convention.

STATOILTIME 1 Version 1.1	Doc No. Valid from 2 November 2009

Attachment 4—Exxon Blanket Declaration Drug & Alcohol Policy

Classification: Open	Status: Final	Page 108 of 62

APPENDIX B: DRUG AND ALCOHOL DECLARATION

Drug and Alcohol Policy

(sample)

Blanket Declaration

To:	International Marine Transportation Ltd/SeaRiver Maritime/Tonen General
Marine Services Section
Fax: +44 (0)1372 223854
Tel : +44 (0)1372 222000

Re:	Drug and Alcohol Policy

The undersigned warrants and represents that it has a policy on Drug and Alcohol Abuse (“Policy”) applicable to all vessels which the undersigned now owns and/or operates and which, after the date of this certificate, the undersigned may own and/or operate. This Policy meets or exceeds the standards in the Oil Companies International Marine Forum Guidelines for the Control of Drugs and Alcohol Onboard Ship. Under the Policy, alcohol impairment shall be defined as a blood alcohol content of 40mg/100ml or greater; the appropriate seafarers to be tested shall be all vessel officers and ratings. The drug/alcohol testing and screening shall include unannounced testing in addition to routine medical examinations. An objective of the Policy should be that the frequency of unannounced testing be adequate to act as an effective abuse deterrent, and that all officers and ratings be tested at least once a year through a combined programme of unannounced testing and routine medical examinations.

The undersigned further warrants that the Policy will remain in effect unless you are otherwise specifically notified and that the undersigned shall exercise due diligence to ensure compliance with the Policy. It is understood that an actual impairment or any test finding of impairment shall not in and of itself mean the undersigned has failed to exercise due diligence.

Company Name

KNOT MANAGEMENT AS

Person signing on behalf of Company

GEIR HAGEN

Title or Authority held by person signing

HSSE & QA DIRECTOR

/s/ GEIR HAGEN

MARINE ENVIRONMENTAL, SAFETY AND QUALITY ASSURANCE CRITERIA FOR SEAGOING

INDUSTRY VESSELS IN EXXONMOBIL AFFILIATE SERVICE: 2010 EDITION, Rev.: 01

STATOILTIME 1 Version 1.1	Doc No. Valid from 2 November 2009

Attachment 5—International Navigating Conditions (01/11/03)

Classification: Open	Status: Final	Page 110 of 62

INTERNATIONAL NAVIGATING CONDITIONS (01/11/03)

1.	NAVIGATING LIMITS

Unless and to the extent otherwise agreed by the Underwriters in accordance with Clause 3 below, the vessel shall not enter, navigate or remain in the areas specified below at any time or, where applicable, between the dates specified below (both days inclusive):

Area 1 - Arctic

(a)	North of 70º N. Lat.

(b)	Barents Sea

except for calls at Kola Bay, Murmansk or any port or place in Norway, provided that the vessel does not enter, navigate or remain north of 72º30’ N. Lat. or east of 35º E. Long.

Area 2 - Northern Seas

(a)	White Sea.

(b)	Chukchi Sea.

Area 3 - Baltic

(a)	Gulf of Bothnia north of a line between Umea (63º 50’ N. Lat.) and Vasa (63º 06’ N. Lat.) between 10th December and 25th May.

(b)	Where the vessel is equal to or less than 90,000 DWT, Gulf of Finland east of 28º 45’ E. Long. between 15th December and 15th May.

(c)	Vessels greater than 90,000 DWT may not enter, navigate or remain in the Gulf of Finland east of 28º 45’ E. Long. at any time.

(d)	Gulf of Bothnia, Gulf of Finland and adjacent waters north of 59º 24’ N. Lat. between 8th January and 5th May, except for calls at Stockholm, Tallinn or Helsinki.

(e)	Gulf of Riga and adjacent waters east of 22º E. Long. and south of 59º N. Lat. between 28th December and 5th May.

Area 4 - Greenland

Greenland territorial waters.

Area 5 - North America (east)

(a)	North of 52º 10’ N. Lat. and between 50º W. Long. and 100º W. Long.

(b)

Gulf of St. Lawrence, St. Lawrence River and its tributaries (east of Les Escoumins), Strait of Belle Isle (west of Belle Isle), Cabot Strait (west of a line between Cape Ray and Cape North) and Strait of Canso (north of the Canso Causeway), between 21st December and 30th April.

(c)	St. Lawrence River and its tributaries (west of Les Escoumins) between 1st December and 30th April.

(d)	St. Lawrence Seaway.

(e)	Great Lakes.

Area 6 - North America (west)

(a)	North of 54º 30’ N. Lat. and between 100º W. Long. and 170º W. Long.

(b)	Any port or place in the Queen Charlotte Islands or the Aleutian Islands.

Area 7 - Southern Ocean

South of 50ºS. Lat. except within the triangular area formed by rhumb lines drawn between the following points

(a)	50º S. Lat.; 50º W. Long.

(b)	57º S. Lat.; 67º 30’ W. Long.

(c)	50º S Lat.; 160º W. Long.

Area 8 - Kerguelen/Crozet

Territorial waters of Kerguelen Islands and Crozet Islands.

Area 9 - East Asia

(a)	Sea of Okhotsk north of 55º N. Lat. and east of 140º E. Long. between 1st November and 1st June.

(b)	Sea of Okhotsk north of 53º N. Lat. and west of 140º E. Long. between 1st November and 1st June.

(c)	East Asian waters north of 46ºN. Lat. and west of the Kurile Islands and west of the Kamchatka Peninsula between 1st December and 1st May.

2

Area 10 - Bering Sea

Bering Sea except on through voyages and provided that

(a)	the vessel does not enter, navigate or remain north of 54º 30’ N. Lat.; and

(b)	the vessel enters and exits west of Buldir Island or through the Amchitka, Amukta or Unimak Passes; and

(c)	the vessel is equipped and properly fitted with two independent marine radar sets, a global positioning system receiver (or Loran-C radio positioning receiver), a radio transceiver and GMDSS, a weather facsimile recorder (or alternative equipment for the receipt of weather and routeing information) and a gyrocompass, in each case to be fully operational and manned by qualified personnel; and

(d)	the vessel is in possession of appropriate navigational charts corrected up to date, sailing directions and pilot books.

2.	BREACH OF NAVIGATING LIMITS

In the event the vessel is in breach of Clause 1 above, the Underwriters shall not be liable for any loss, damage, liability or expense arising out of or resulting from an accident or occurrence during the period of breach, unless notice is given to the Underwriters immediately after receipt of advices of such breach and any amended terms of cover and any additional premium required by them are agreed.

3.	PERMISSION FOR AREAS SPECIFIED IN NAVIGATING LIMITS

The vessel may breach Clause 1 above and Clause 2 shall not apply, provided always that the Underwriters’ prior permission shall have been obtained and any amended terms of cover and any additional premium required by the Underwriters are agreed.

CL367

3

STATOILTIME 1 Version 1.1	Doc No. Valid from 2 November 2009

Attachment 6—WR2407 Minimum Technical and Operational Requirements for Shuttle Tankers

Classification: Open	Status: Final	Page 114 of 62

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle

Tankers

Technical and professional requirements, TR2211, Final Ver. 1, Valid from 2006-09-01

Publisher/follow-up: General Manager

Classification: Open

Validity area:

Statoil group/All/Downstream/On- and offshore

Please print page for manual signing

Role in DocMap	Role in organisation	Name	Signature	Date
Author	Sr. Maritime Consultant	Jarl Idar Knutsvik
Checked according to WR0001	Management Coordinator / KSS
Publisher	General Manager	Sigve Bru
Approver	Sr. Vice President	Jan K. Karlsen

Publisher’s administrator:	Mette Bjerkreim
Document replaces:	None
Process network:	Health, safety and the environment (HSE)
Corporate task:
Competence (discipline):	Shipping policy/ship vetting

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle

Tankers

Technical and professional requirements, TR2211, Final Ver. 1, Valid from 2006-09-01

Publisher/follow-up: General Manager

Classification: Open

Validity area: Statoil group/All/Downstream/On- and offshore

1	Introduction	1
1.1	Objective	1
1.2	Vessel acceptance	1
1.3	Warrant	1
1.4	Publication and follow-up	1
2	General	1
2.1	Flag requirements	2
2.2	Drug and alcohol policy	2
2.3	P&I coverage	3
2.4	Accident/incident reporting	3
2.5	Salvage	3
2.6	Class requirements	3
2.7	HIL based system testing	4
3	Hull design/structural requirements	4
3.1	Double hull	4
3.2	Longitudinal bulkheads	4
3.3	Fatigue life	4
3.4	Internal corrosion protection	4
3.5	Steel inspection program	5
3.6	Coaming arrangement	5
3.7	Helideck arrangements	6
4	Machinery and propulsion	7
4.1	Main engine	7
4.2	Air intake and exhaust outlet.	7
4.3	Propulsion/side thruster capacity	7
4.4	Redundant machinery vs. stand by machinery	10
4.5	Rudder	10
4.6	Bow and stern thruster tunnel gratings	10

4.7	CPP reliability, 0-pitch and de-clutch arrangements	11
5	Cargo and ballast systems	11
5.1	Cargo loading capacity	11
5.2	Cargo discharging capacity	11
5.3	Cargo segregation	12
5.4	Cargo valve closing time	12
5.5	Offset butterfly valves	12
5.6	Ballast tank and discharging	12
5.7	Explosive atmosphere monitoring and protection	12
5.8	Tank venting system	13
5.9	Vapour handling system	13
6	Offshore crude oil transfer and mooring arrangements	13
6.1	Bow Loading System (BLS)	13
6.2	Submerged Turret Loading system (STL)	13
6.3	Green line control system	13
6.4	Telemetry system	14
6.5	Illumination	14
7	Dynamic Positioning	14
7.1	DP system	14
7.2	FMEA and crash stop tests	14
7.3	Position Reference System (PRS)	16
7.4	Gyro requirement	16
7.5	HIPAP trunk room	16
7.6	Capability plots	16
7.7	Independent position monitoring and logging system (Blom/PMS)	16
7.8	Control, monitoring and communication arrangements	17
7.9	Cargo monitoring system	18
7.10	Close circuit colour television monitoring system. (CCTV)	18
7.11	Communication systems	18
8	Fire fighting for offshore loading	19
8.1	Fire fighting arrangement	19
8.2	Pre-pressurised BLS and STL water deluge system	19
9	Safety equipment	19
9.1	Emergency towing arrangements	19
9.2	Messenger line cutter	20
9.3	Strong point for escort tug	20
9.4	Pneumatic line throwing device (air gun)	20
9.5	Safe walkways	20

9.6	Free fall lifeboat	21
9.7	Rescue boat (MOB-boat)	21
9.8	Personal protective equipment	21
10	Qualification of onboard personnel	22
10.1	Minimum qualifications for ship personnel	22
10.2	Minimum number of deck officers/Watch systems	22
11	Testing, qualifications and training requirements	22
11.1	Testing of vessels	22
11.2	Emergency shut down and “green line” testing operations	23
12	Definitions	23
13	References	26

App A	Existing shuttle tankers being technically accepted	27
App B	Required documentation for conversion candidates	28
App C	NDE requirements and fatigue calculations	29
C.1	Fatigue Calculations	29
App D	BLS specification	34
D.1	Introduction	34
D.2	General description of the BLS	35
D.3	Installation on bridge	35
D.4	Bow area, general	37
D.5	Platform deck	38
D.6	Forecastle deck	42
D.7	Hydraulic room	48
D.8	Electrical equipment room	50
D.9	Other equipment	50
D.10	Functional requirements	54
D.11	Piping/tubing and cables	57
D.12	Illumination	59
D.13	Other requirements	59

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

1	Introduction

1.1 Objective

This document (with its appendices) describes Statoil’s minimum requirements for Off Take Tankers (or Offshore Shuttle Tankers), hereinafter called OTT, and in or intended for service at Statoil operated fields in the North Sea and Norwegian Sea (south of 67° N latitude). The minimum requirements include construction, operation, equipment, manning and safety. Before an OTT can enter into a charter party, or in any other way perform offshore loading operations for Statoil, the vessel shall comply with the requirements set forth in this document.

List of existing shuttle tankers being technical accepted for the various types of field operated by Statoil, subject to compatible DP and position reference systems, field specific requirements and successful testing at the actual field is enclosed in App A.

1.2 Vessel acceptance

An OTT taken into Statoil’s service shall be subject to inspection in order to verify its compliance. The inspection shall include verification of its operation procedures as well its technical standards. Conventional tankers shall be inspected by Statoil prior to acceptance as a conversion candidate. Ordinary verification inspection of vessels will be carried out annually or as Statoil deem necessary.

1.3 Warrant

“Statoil Shipping Policy” (PB103) (Statoil group/All locations) Operational and Technical Requirements for Offshore Loading at Statoil Operated Fields in the Halten/Nordland Area. C050-ST-J-RB 00001.

1.4 Publication and follow-up

Statoil Shipping Policy department is responsible for this document.

Dispensations from and proposals for improvement of this document shall be processed as described in WR0011 “Dispensations to and improvements to governing documents” and as described in PB103 “Statoil shipping policy”.

Deviation procedures are described in PB 103. Deviations from the requirements in this document and specific Statoil field requirements are to be assessed and approved by Statoil in each individual case.

2 General

OTTs which are used for operation at a Statoil operated field must meet all the requirements defined in PB103 “Statoil shipping policy”. These requirements include relevant international laws and regulations, relevant industry standards, and any other requirements of the country of vessel registry, and the countries of the port to which the OTT may be ordered while in Statoil or appointed unit/company’s service.

Validity area: Statoil group/All/Downstream/On- and offshore
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Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

The vessel shall fulfil requirements for berthing at relevant ports. A general acceptance by relevant oil majors is required, as defined by the standard charter party clause provided below. In addition special acceptance by other Statoil’s business associates may be required. Special attention should be paid to any oil majors’ additional requirements/minimum safety criteria, like “Minimum Safety Criteria for Industry Vessel in ExxonMobil Service”.

The following charter party clause is considered to be the normal criteria for oil major acceptability. However, dependent on the trading pattern involved, different requirements may be applicable and can be considered on a case-by-case basis:

“Owners warrant that they will be instrumental in arranging and maintaining major oil companies approval and acceptability including but not limited to ExxonMobil, Shell, BP, Chevron, ConocoPhillips and Total throughout the duration of the Charter. If deficiencies are found, Charterer shall be notified immediately and same are to be corrected without undue delay”.

2.1 Flag requirements

Basically Statoil requires that the OTTs shall satisfy the NOR-flag’s rules and legislation, but accepts any for which the flag state has ratified IMO as long as Owners can document full compliance with NOR-flag. Age policy

Statoil’s age policy for shipping is described in PB103 Statoil shipping policy.

For OTTs on time charter to Statoil and/or OTTs serving Statoil operated fields within a COA, the age shall not exceed Company’s general age requirements (Max. 20 years).

For conventional vessels intended for conversion to shuttle tankers, the candidate vessel shall not have an age above 10 years at the date the conversion has been completed. Conversions shall fulfil rules and requirements applicable at the conversion date.

Before a conversion is taking place, Owner shall inform Statoil of vessel candidate and provide documentation as required by Statoil. Example of required documentation is given in App B. Company shall have the right to inspect the vessel prior to giving formal acceptance that the vessel is fulfilling Company’s general quality requirements.

2.2 Drug and alcohol policy

The owner/manager of the OTT to be chartered by Statoil or appointed unit/company or calling at any Statoil operated terminal, shall confirm in writing that they have a drug and alcohol policy meeting the standard required by OCIMF, ExxonMobil or any other prevailing industry standard applicable.

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Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

2.3 P&I coverage

OTTs shall be entered in a first class P&I club that is a member of the International Group of P&I Clubs. Statoil requires a minimum P&I oil pollution cover of USD 1 bill.

2.4 Accident/incident reporting

The Owner/manager of the OTT shall report accidents/incidents and near misses to Statoil or appointed unit/company according to charter party or as agreed separately. The reporting details are described in “Statoil’s requirements for reporting of HSE data”.

2.5 Salvage

It shall be clearly stated in the OTT’s operation manuals that the Captain has been given the guidance and authority to sign Lloyd’s Open Form.

2.6 Class requirements

The OTT shall be classified by one the following class societies: DNV, ABS, LR or BV .These named societies are preferred due to their proven professionalism in dealing with structural problems with vessels that have the North Sea/North Atlantic as a permanent operation area.

Statoil utilizes 4 main categories of OTT operations, and each category shall have its own minimum requirement for Class notations.

Operation Discipline	DNV Class Notations* (or equivalent for other class societies).
Tandem “Taut Hawser”—operations (applicable for Glitne only).	+1A1+MV, “TANKER FOR OIL ESP”, PLUS-2, E0, DYNPOS-AUT, F-AMC, OPP-F, BOW LOADING, HELDEK-SH, NAUT-AW, SBM, TMON

OLS/SPM/SAL—operations.	+1A1+MV, “TANKER FOR OIL ESP”, PLUS-2, E0, DYNPOS-AUT, F-AMC, OPP-F, BOW LOADING, HELDEK-SH, NAUT-AW , SBM, TMON

STL—operations.	+1A1+MV, “TANKER FOR OIL ESP”, PLUS-2, E0, DYNPOS-AUT, F-AMC, OPP-F, BOW LOADING, STL, HELDEK-SH, NAUT-AW, SBM, TMON.

Tandem DP—operations.	+1A1+MV, “TANKER FOR OIL ESP”, PLUS-2, E0, DYNPOS-AUTR, F-AMC, OPP-F, BOW LOADING, HELDEK-SH, NAUT-AW, SBM, TMON.

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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

OTTs with a tonnage of less than 20000 dwt, shall be provided with fixed COW and inert gas systems.

*	Note: As class notations are subject to frequent changes, the above listed DNV-notations are to be considered as guidelines.

2.7 HIL based system testing

The industry is presently developing systems for hard-ware-in-the-loop (HIL) testing. PMS and DP-systems HIL test solutions are presently commercial available and shall be implemented for future shuttle tankers in service for Statoil.

The HIL testing shall be carried out as outlined in DNV Standard for Certification of HIL testing—Report No. 2005-1301 or equivalent.

3 Hull design/structural requirements

3.1 Double hull

OTTs shall have double hull in way of the cargo tank area. Cofferdams shall be provided between the side shell and the bunker tanks.

3.2 Longitudinal bulkheads

A vessel shall be constructed with, as a minimum, one longitudinal centre bulkhead throughout the cargo area.

3.3 Fatigue life

The owners of the OTT shall document that the remaining fatigue life exceeds the CP period (incl. options) or COA period with minimum 5 years .

The fatigue life examinations shall take into consideration the severity of weather conditions of the area where the vessel will operate. This means that North Atlantic or North Sea metocean data shall be used as basis for the fatigue assessments.

Fatigue evaluations, stability booklet, operational manuals and relevant drawings of the vessel (midship section with details, stringer details, shell expansion, transverse bulkheads etc.) shall be submitted to Statoil for examination and comments prior to acceptance. For detailed requirements, reference is made to App C.

3.4 Internal corrosion protection

3.4.1	Ballast tanks

Coating condition in ballast tanks shall be maintained as a minimum at the Class’ rating “Good”. In addition all ballast tanks shall be protected by cathodic protection (sacrificial anodes).

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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

3.4.2  Cargo tanks

As results of evaluations, Statoil might require corrosion protection by means of coating and pit guard anodes for inner bottom plating, suction wells and stringer decks, depending on

•	Quality of intended crude oil

•	Expected amount of settled water

3.5 Steel inspection program

The Owners/managers shall document that they have system for proper structural inspection related to the vessel to ensure that the condition and corrosion protection of the vessel structure is kept under surveillance.

The inspection shall specially focus on the following areas:

•	Coating condition in exposed areas

•	Construction details in exposed areas

•	Status and condition of cathodic protection (anodes)

•	Status of previous repairs.

Owners/managers shall without delay report structural deficiencies such as cracks, indents and buckling issues. Serious coating degradation and corrosion, oil leakages and other serious degradations in the OTT’s technical standard shall also be subject to immediate reporting.

The Owner/Manager shall provide training and courses of the ships’ personnel that are intended to carry out tanker structure inspection. The standard for such training and courses shall be the DnV Hull Structure Course (2-3 days duration) or similar.

3.6 Coaming arrangement

3.6.1	Vessels above 100.000 dwt

Vessels equal to or greater than 100.000 dwt shall be equipped with a weather deck coaming arrangement corresponding to the following:

•	For the part of the weather deck between the bow and the mid ship manifold, the height of the coaming shall be minimum 250 mm.

•	For the part of the weather deck between the mid ship manifold and the front bulkhead of the aft cargo tank, the coaming shall increase gradually and reach a height of minimum 400 mm.

•	For the part of the weather deck between the front bulkhead of the aft cargo tank and to the front of the accommodation block, the height of the coaming shall be minimum 400 mm.

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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•

To prevent a flow of cargo around the poop and accommodation deck area, the vessel shall be equipped with a transverse coaming of a height of minimum 400 mm. The ends of the coaming shall be connected to the vessels longitudinal coaming.

3.6.2  Vessels of 100.000 dwt and less

For vessels of 100.000 dwt or less, the coaming arrangement shall be at least 100 mm and gradually rising to 250 mm. Otherwise, the principle of the layout shall be as described above.

3.6.3  Oil spill pumping system

For drainage of oil spills, the OTTs shall be equipped with a permanently installed pumping/piping system (sandpiper or similar design) or alternatively a drop-line system. The system shall be arranged on both sides of the vessel, and shall be capable of transferring oil spills on the weather deck to dedicated cargo or slop tank(s).

3.7 Helideck arrangements

The helideck arrangement shall comply with the following regulations:

•	Flag state requirements

•	“Bestemmelser for Sivil Luftfart, BSL D 5-1”, latest edition

•	Applicable national Civil Aviation Authority regulations.

•	Applicable helicopter operator

•	Applicable class notation.

The helideck shall be approved for at least S-92 with 1.25 D (D-value).

The helideck shall preferably be located off centre line, on the port side of the weather deck and as close as possible to the mid ship area. Location both fore and aft of the manifold area is acceptable.

The helideck shall be equipped for night operation and for operation under reduced visibility. The vessel shall be provided with permanently installed aeronautical VHF radios, one on the bridge and 2 additional handheld radios equipped with head set. In addition a NDB (beacon) shall be fitted with correct frequency (410 kHz as a minimum) and identification device.

The OTT shall be equipped with a pitch, roll and heave monitoring system reflecting the actual instant motions of the helideck centre, in accordance with CAP 437 guidelines. The recordings shall be properly displayed at the bridge and if applicable, in the bow control room.

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Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

4 Machinery and propulsion

4.1 Main engine

The ratio between total MCR (BHP) and deadweight of vessel shall be minimum 0.1550. However, in cases ship design improvements can be documented, the MCR/DW ratio may be reduced based on evaluations taken by Statoil.

4.2 Air intake and exhaust outlet.

If the vessel is equipped with generator(s) and/or auxiliary machinery located below the forecastle deck, the corresponding exhaust outlet pipes shall be provided with spark arrestors. The exhaust pipe(s) shall further be insulated to prevent fire in case of a cargo hose rupture or similar incident. Air inlet duct(s) and exhaust pipe outlet(s) shall be routed outside gas hazardous area according to safety plan. The outlet(s)/inlet(s) shall not be interfering with each other and shall be located at a high of minimum 10 meters above the forecastle deck.

4.3 Propulsion/side thruster capacity

4.3.1  DP-vessels’ capabilities

4.3.1.1.	OTTs with DP 1 classification (DNV AUT)

The OTT shall be capable of maintaining safe position during connection to the offloading station and during loading operations according to the following criteria:

•	During connection (OTT in ballast condition and up to 75% fully loaded with machinery and propulsion system in full operation):

•	Hs = 4.5m, Tp = 10 sec.

•	Jonswap wave-spectrum with parameters relevant for the Haltenbanken area.

•	Wind speed 32 knots (1 hour average measured at 10 m above MSL).

•	Current speed 0.6 knots.

•	Shall be verified by DP-capability plot that includes dynamic losses in the following cases:

•

At above given reference weather and with the resultant of all acting weather forces varying within ±20° of OTT’s heading; the OTT shall be capable of maintaining position utilizing 80% of available thruster capacity.

•	At 100 % available thruster capacity, the OTT shall be capable of maintaining its position, when the resulting weather forces varying more than ±20° as typically shown in fig. 4.1.

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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	During loading (OTT in ballast condition and up to fully loaded with machinery and propulsion system in full operation):

•	Hs = 5.5m, Tp =12 sec.

•	Jonswap wave-spectrum with parameters relevant for the Haltenbanken area.

•	Wind speed 38 knots (1 hour average measured at 10 m above MSL).

•	Current speed 0.75 knots.

•	Shall be verified by DP-capability plot that includes dynamic losses in the following cases :

•

At above given reference weather and with the resultant of all acting weather forces varying within ±8° of OTT heading; the OTT shall be capable of maintaining position utilizing 80% of available thruster capacity.

•	At 100 % available thruster capacity, the OTT shall be capable of maintaining its position, when the resulting weather forces varying more than ±8°as typically shown in fig. 4.2.

4.3.1.2.	OTTs with DP 2 classification (DNV AUTR)

The OTT shall be capable of maintaining safe position during connection to the offloading station and during loading operations according to the following criteria:

•	During connection (OTT in ballast condition and up to 75% fully loaded with machinery and propulsion system in full operation):

•	Hs = 4.5m, Tp = 10 sec.

•	Jonswap wave-spectrum with parameters relevant for the Haltenbanken area.

•	Wind speed 32 knots (1 hour average measured at 10 m above MSL).

•	Current speed 0.6 knots.

•	Shall be verified by DP-capability plot that includes dynamic losses in the following cases:

•

At above given reference weather and with the resultant of all acting weather forces varying within ±20° of OTT’s heading; the OTT shall be capable of maintaining position utilizing 80% of available thruster capacity.

•	At 100 % available thruster capacity, the OTT shall be capable of maintaining its position, when the resulting weather forces varying more than ±20° as typically shown in fig. 4.1.

•	During loading (OTT in ballast condition and up to fully loaded with only the weakest of the machinery and propulsion systems in full operation):

•	Hs = 5.5m, Tp = 12 sec.

•	Jonswap wave-spectrum with parameters relevant for the Haltenbanken area.

•	Wind speed 38 knots (1 hour average measured at 10 m above MSL).

•	Current speed 0.75 knots.

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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	Shall be verified by DP-capability plot that includes dynamic losses in the following cases:

•

At above given reference weather and with the resultant of all acting weather forces varying within ±8° of OTT heading; the OTT shall be capable of maintaining position utilizing 80% of available thruster capacity.

•	At 100 % available thruster capacity, the OTT shall be capable of maintaining its position, when the resulting weather forces varying more than ±8°as typically shown in fig. 4.2.

Statoil reserve its right to evaluate and test capacities for each individual case.

Figure 4.1—DP capability plot for the connection phase

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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

Figure 4.2—DP capability plot for the loading phase

4.3.1.3.	OTTs for “taut hawser”-operations (applicable for Glitne only)

An OTTs meant for “taut hawser” operations shall at least have DP 1 class with a capability that satisfy the requirements as listed in 4.3.1.1 with reference to fig. 4.1. Statoil reserve its right, however, to evaluate and test capacities for each individual case.

4.4 Redundant machinery vs. stand by machinery

Redundant machinery related to safeguard the DP-operation shall not be dependent on any stand by function in order maintain its operational performance.

4.5 Rudder

The OTT shall preferably be equipped with “high efficiency” rudder(s) with +/- 60° operating angle. Standard rudder in combination with powerful stern thruster(s) (azimuth, tunnel thruster) may be accepted. For full azipod propulsion no rudder is required.

4.6 Bow and stern thruster tunnel gratings

Bow thruster tunnels shall be provided with gratings. “Size of mesh” shall be made as small as possible, but not less than what is recommended by the thrusters’ manufacturer.

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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

4.7 CPP reliability, 0-pitch and de-clutch arrangements

The following functions related to the CPP conditions are minimum requirements for the OTTs:

•	Automatic operated system for obtaining “0-pitch” within 60 seconds, (or a disengagement clutch system) to be activated in case of loss of control oil pressure. The configuration will be as follows:

•

If the vessel is equipped with a PTO unit and no de-clutching arrangement, the requirement will be “0 pitch”. Note, the “0-pitch system” shall be provided with an ON/OFF-switch on the bridge and in engine control room. Further, a 0-pitch activation button shall be fitted at the bridge only, close to the DP-console.

•	If the vessel is equipped with PTO in addition to a clutch system, then “0-pitch” is not required.

•	If the vessel is equipped with neither PTO nor clutch, “0-pitch” is not required if emergency stop function is installed at the bridge.

•	The requirement, as described above shall only be complied with when the vessel is in a DP mode.

•	For taut hawser operations no “0-pitch system” is required, provided it can be proved that the propeller pitch fails astern.

5 Cargo and ballast systems

5.1 Cargo loading capacity

The OTTs’ capacity to receive cargo shall be based on total cargo tank volume as shown in the following table:

Total cargo tank cap.	Loading rate/capacity through midship manifold.	Loading rate through the offshore loading arrangement.
< 800000 bbls	Full cargo within 14 hours.	8000 m3/hour
> 800000 bbls	12000 m3/hour	8000 m3/hour

5.2 Cargo discharging capacity

For OTTs with total cargo tank capacity < 800000 bbls, the designed cargo pump capacity shall be sufficient to discharge a full cargo over the midship manifold including stripping and cowing within maximum 14 hours. The corresponding back-pressure shall be 135 mlc (measured at the cargo pump) and specific gravity 0.85 kg/litre.

For OTTs with total cargo tank capacity >800000 bbls, the designed cargo pump capacity shall be not less than 12000 m3/hour. The corresponding back-pressure shall be 135 mlc (measured at the cargo pump) and specific gravity 0.85 kg/litre.

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

5.3 Cargo segregation

The OTT shall have two segregations, each with a volume of approximately 50 % of the total cargo capacity. The OTT shall be able to handle 2 different grades of cargoes simultaneously, and the segregation shall be obtained by means of minimum double valves.

5.4 Cargo valve closing time

Except for the valves described for the BLS and STL system (ref. appendix D), the valves in the main cargo system shall have a closing time of minimum 35 seconds.

5.5 Offset butterfly valves

The valves in the main import cargo line from the offshore loading manifolds shall be double eccentric butterfly valve(s) or ball valve(s).

Un-controlled or accidental closing shall not be possible. Closing time shall not be less that 35 sec.

5.6 Ballast tank and discharging

An OTT shall at least have two ballast pumps. The pump(s) shall have designed capacity to discharge 100% of the total ballast volume within 70% of the total loading time based on a loading rate of 9000 m3/hrs.

The ballast lines shall preferably be made of GRE/GRP and shall not pass through any cargo or slop tanks.

The ratio between ballast and cargo tank volume shall be minimum:

•	OTTs with conventional bow thrusters: Ballast volume to be min. 40% of cargo volume.

•	OTTs with azimuth bow thruster(s): Ballast volume to be min. 35% of cargo volume.

The ballast tank capacity shall, regardless of above requirements, be sufficient to perform safe offshore loading operations in specified weather conditions, ref. sect. 4.3.1.

5.7 Explosive atmosphere monitoring and protection

Ballast tanks and void spaces adjacent to cargo or slop tanks shall be equipped with a fixed gas detection system.

Ballast tanks and void spaces shall be prepared with necessary arrangement for inert gas filling.

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

5.8 Tank venting system

Each individual cargo and slop tank shall be provided with:

•	One high velocity P/V-valve

•	One vent/inert gas line attached to a common line connected to a central riser.

The central riser shall have a minimum diameter of 700mm. A system for drainage of the riser’s oil collector to a cargo or slop tank shall be provided. An air driven diaphragm pump (Sandpiper or similar) shall be permanently connected to the drain line in order to be ready for use in the event of abnormal oil accumulation in the collector.

A valve shall be installed in the common gas line leading to the main riser. The valve shall be arranged for both local and remote operation from the bridge and bow control room as applicable.

The main riser shall be located in a safe distance from the VOC unit to avoid operational interference due to release of hydrocarbon gas through the riser,

5.9 Vapour handling system

An OTT shall be fitted with vapour return lines according to OCIMF recommendations for standardization of ship manifolds and associated equipment.

Unless otherwise specified, OTT serving on the Norwegian Continental Shelf shall be equipped with VOC recovery system as per agreement with the VOC Industry Cooperation (VOCIC).

6 Offshore crude oil transfer and mooring arrangements

6.1 Bow Loading System (BLS)

The OTT shall be equipped with a Bow Loading System (BLS) according to the specifications as described in appendix D.

6.2 Submerged Turret Loading system (STL)

When an STL-arrangement is required, the installation shall fully comply with the oil companies and manufactures standards applied on the existing vessels serving the STL-locations in the North Sea (ref. Heidrun and Harding).

6.3 Green line control system

The BLS and/or STL system shall be provided with a “green line” control system approved by Statoil (reference is made to appendix D).

When the “green line” is completed a “loading permit” signal shall be transmitted to the adjacent offloading installation via the telemetry system. Any interruption in the “green line” shall thus shut down the crude export pumps on the installation.

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

6.4 Telemetry system

A failsafe telemetry system shall be installed. The equipment shall consist of an end to end redundant system working in hot stand by. Each part of the system shall contain duplicated UHF radio receivers with automatic changeover. These duplicated systems shall be powered via separate UPS’s.

The system shall be compatible to the telemetry systems fitted on the fields the OTT is intended to serve. The telemetry system shall be linked up to the tankers “green line” system for the purpose as mentioned in 6.3. A manual control button shall be fitted in order to enabling the tanker to stop the cargo transfer from the offshore loading terminal manually.

6.5 Illumination

Based on standard methods of measurements, the illumination level shall be in the following areas:

•	BLS coupler area and forecastle area ( ref. appendix D) (200 lux)

•	STL loading compartment if applicable (150 lux).

•	STL access trunk if applicable (200 lux).

Further, a portable search light of minimum 1000 W shall be provided at the forecastle deck to illuminate lines and buoys along the ship side of the vessel.

7 Dynamic Positioning

7.1 DP system

For positioning capabilities, the OTTs shall comply with PSA’s “Regulations relating to conduct of activities in the petroleum activities” (The Activities Regulations), section 81, Table 1 Equipment class (IMO), with reference to the Activity as stated in sub item i) and j) as applicable to operational requirements. However, the DP computer shall always be redundant. The DP shall have the latest relevant software releases on commencement of contract. The DP shall be provided with a training software of the DP-CAP type, ref. SMS Trondheim, or similar. The DP-system shall also be provided with an on-line capability plot program developed for the individual OTT.

7.2 FMEA and crash stop tests

7.2.1 Initial FMEA

Before the OTT can be taken on charter to Statoil, she shall undergo a FMEA based on the IMCA requirements (ref. /1/).

The purpose of such an analysis is to verify the suitability and reliability of vital systems on board. As a minimum, the FMEA analysis shall cover:

•	DP and ICMS systems.

•	Propulsion, thrusters and rudder systems.

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	Power distribution systems.

•	Power generation system.

•	Compressed air system.

•	Cooling water system.

•	Lubricating oil system.

•	Fuel oil system.

The FMEA examination and trials shall be executed by a third party company which shall be approved by Statoil.

The examination shall be followed up by FMEA verification trials.

Owner shall rectify observations of category “A” (non-conformance wrt Class/IMO requirements) before the OTT can operate at any Statoil oil field and category “B” as soon as practical possible, and as agreed with the Statoil representative.

7.2.2	FMEA subsequent to modifications

FMEA examination and verification trials shall be repeated if new equipment has been installed or if modifications have been carried out on components, machinery or systems that are related to the vessel’s DP-operation.

The FMEA examination and trials shall be executed by a third party company which shall be approved by Statoil.

The vessel shall maintain an updated log showing the FMEA status of all involved systems (see section 7.2.1 above).

7.2.3	Periodical DP-trial

DP-trials shall be carried out periodically in accordance with IMOs/Class’ requirements and rules and as per IMCA’s DP-guidelines.

7.2.4	Crash stop test

Before the OTT is allowed to perform offshore loading operations, a crash stop test as programmed by the DP-system vendor shall be carried out in ballast condition. A crash stop test in loaded condition is to take place subsequent to the completion of the first offshore loading operation. Representatives from the DP-system vendor and Statoil shall participate during the tests.

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

7.3 Position Reference System (PRS)

OTT’s designed for DP operations shall as a minimum have installed 3 independent position reference systems of type Artemis MK 4/5, HiPAP 500 series and 2 x Simrad Seatex’ DARPS or equivalent, both able to communicate with the DARPS 450 MHz band and TDMA 900 MHz band systems and compatible with relevant field installed equipment. The DGPS units shall provide interfaces both to Inmarsat and Spotbeam correction signals. One DARPS antenna to be installed at the bridge top and one at the bow in order to utilize position signals for gyro calibrations.

OTTs equipped for taut hawser operation only, shall be provided with reference systems as required for the fields they are dedicated.

Additional position reference systems e.g. RADius, ARAP might be required if applicable for installations of which the OTTs are meant to serve.

7.4 Gyro requirement

All DP 1 and 2—OTTs to be provided with 2 and 3 respectively high accuracy gyros, 0.7 deg/cos Lat or better. Installed gyros to be fitted with majority voting, automatic changeover and alarm if any gyro reads differently to others beyond acceptance tolerance.

7.5 HIPAP trunk room.

Hatch(es) and valv(es) enabling both inspection and replacement afloat of the HIPAP transducers shall be installed.

If the HIPAP trunk room is divided with bulkhead(s) providing 2 or more transducers to be placed in separate compartments, all compartments shall be fitted with access and escape ladders.

7.6 Capability plots

Relevant DP- capability plot is to be provided for all OTTs that are intended for DP-operations.

7.7 Independent position monitoring and logging system (Blom/PMS)

The OTT shall have installed an independent position monitoring system (Blom/PMS) for real-time data acquisition, calculation, logging and display system designed to monitor DP controlled offshore loading. The system shall interface to the DP system and all navigational sensors on the OTT. It shall calculate position and quality of the navigation systems and display the results on a user configured display by means of various information panels. The system shall integrate all available positioning information and compute the best combined position for all connected systems. It shall also compute speed and direction over ground. This system shall be manually activated when the OTT operates within the 3n.m zone around the installation. When in loading phase, the system shall give an alarm (both audible and visual) if calculated speed ahead is greater than a preset limit.

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

All data from Blom/PMS shall be made available for Statoil in the event of incident investigations accordingly to Statoil’s document WR015.

7.8 Control, monitoring and communication arrangements

7.8.1 Special arrangements on bridge or bow house

In addition to the standard bridge equipment, the OTT shall as a minimum be supplied with the following equipment (or similar acceptable to Statoil) on the bridge (or in bow control room):

•	2 DP operating consoles and printers.

•	2 DARPS units (DARPS provided with both 450 MHz band and TDMA 900 MHz band communication abilities).

•	1 ARTEMIS unit.

•	1 additional independent position reference system when and where required.

•	1 HPR/HiPAP unit with printer.

•	1 Cargo monitoring and operation system.

•	3 UHF fixed set (pre-programmed for actual offshore loading stations).

•	4 UHF hand held radios, meeting the Eex ib IIC T4 specification (pre-programmed for actual offshore loading stations).

•	VHF sets as required by GMDSS.

•	2 wind sensors, mechanical rotating.

•	1 independent PMS data logger unit (BLOM or equivalent).

•	1 Spotbeam demodulator unit.

•	1 Inmarsat demodulator unit.

•	2 pitch and roll indicator(s).

•	2 (for DP 1 vessels) 3 (for DP 2 vessels) independent high precision gyros and gyro repeaters, ref. section 7.4.

•	2 Search lights (both sides), remote operated from bridge.

•	2 telemetry units for intended operations (UK and Norwegian sector).

•	2 independent ESD systems; (emergency shut down systems)—one automatically and one manually operated.

•	3 manually operated ESD systems:

•	Main system.

•	By 24 volts (not required for OTTs with bow house solutions).

•	Manual valves.

•	3 monitors for closed circuit colour television systems.

•	1 aeronautical VHF for helicopter communication.

•	1 air temperature gauge for measurements on helideck.

•	A “green line control system” (see appendix D).

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	Two proper and fixed mounted chairs enabling the DP and Cargo operators to sit while the system is being monitored.

•	Anti sun reflex curtains to prevent the operators from stressing sun light conditions.

•	If the vessel is classified as STL, there shall be installed a warning light and alarm function connected to the STL room doors.

All monitors, instruments and other vital equipment at the bridge necessary to carry out a safe offshore crude oil transfer operation, shall be logical mounted and to give the operators the best possible overview.

7.9 Cargo monitoring system

All cargo tanks shall be provided with radar type ullage gauging system (SAAB or similar). All ballast tanks and bunker tanks shall also be provided with automatic gauging systems. All gauging systems shall be online with a class approved cargo computer, which can give a continuously read out of the OTT’s hull stresses as well as draft, trim and stability.

Both the OTT’s bridge (or bow house, if applicable) and cargo control room shall be equipped with a complete cargo operating, monitoring and alarm system. Both stations shall be provided with 2 monitors designated for this purpose.

The cargo tanks shall further be provided with a separate 98% filling alarm system which shall be independent from the cargo control system.

7.10 Close circuit colour television monitoring system. (CCTV)

The OTT shall be equipped with a close circuit television system, containing cameras remotely controlled from the bridge for the following locations:

•	BLS coupler area, chain stopper and hawser traction winch area; see appendix D.

•	Cameras for monitoring of the BLS coupler and loading hose; see appendix D.

•	STL compartment and STL trunk room if applicable (ref. to be in compliance with the Heidrun and Harding required CCTV coverage).

•	Pump room.

•	Bow thruster room.

Colour monitors for such television coverage shall be placed at the bridge (or bow control room) depending on vessel lay out.

The CCTV system shall be of a modular type and easily extendable.

7.11 Communication systems

The communication, both internally and externally during a crude oil transfer operation, shall be transmitted on fixed and portable UHF radio sets. The frequencies to be used are defined in the operational manual of the actual oil field.

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

The minimum number of UHF radio sets required on board, are as follows:

•	One (1) fixed set in the engine control room.

•	One (1) fixed set on the bridge (or in bow loading room depending on the vessels lay out).

•	One (1) fixed set in the cargo control room.

•	Four (4) mobile sets of which two (2) sets shall have a helmet-built-in microphone set; specially equipped with filters for high background noise.

The UHF radio sets shall be of approved Ex- type, meeting the Eex ib IIC T4 specification and shall be equipped with a sufficient number of extra batteries and battery chargers.

The bridge shall be provided with at least 3 fixed VHF-sets and one shall be fitted next to the DP-console. The cargo control room shall be provided with at least one fixed VHF-set.

8 Fire fighting for offshore loading

8.1 Fire fighting arrangement

The vessel shall be equipped with a separate foam system for the BLS and STL areas as applicable. Minimum one remote operated foam monitor shall be located in the fore mast or on the forecastle. A combined water and foam sprinkler system shall be arranged in the BLS coupler area. The capacity and other technical requirements for the independent foam system shall be as advised by the classification society.

8.2 Pre-pressurised BLS and STL water deluge system

For BLS: To be arranged as described in appendix D.

For STL: Similar arrangement as for the Heidrun/Harding STL-vessels.

9 Safety equipment

9.1 Emergency towing arrangements

The OTT shall be arranged with a specially designed emergency towing system.

The system shall be arranged as follows:

•	A fairlead designed for minimum 450 tonnes dynamic work load shall be located at the stern of the OTT. The fairlead shall also act as a stopper bracket for the towing wire.

•	A towing wire of approximately 80 metres length with a certified breaking strength of minimum 400 tonnes.

•	An 80 metre (approx.) long tube for the pupose of storing the towing wire. Alternatively the wire can be stored on a winch drum located on the poop deck.

•

An automatic wire brake device located at the forward end of the storage tube, or on the winch drum depending on actual arrangement. The purpose of the brake is to control the pay out of the towing wire.

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	A 140 meter long, 28 mm diameter Spectron type forerunner line with a breaking load of approximately 46 tonnes shall be provided. The forerunner shall be arranged with an eye in each end.

•	An air gun shall be installed on the aft railing for transfer of the line to the towing vessel.

9.2 Messenger line cutter

The OTT shall have a messenger line cutter device. The cutting device shall be designed to enable cutting the line if sucked into the thruster(s)/propeller(s).

9.3 Strong point for escort tug

Strong points shall be arranged according to OCIMF’s guidelines. However, the breaking strength shall be increased as follows:

•	Strong point: 450 T (SWL 225 T)

•	Fairlead: 450 T (SWL 225 T) up to +/ -90° of the OTT’s centerline.

9.4 Pneumatic line throwing device (air gun)

The OTT shall be equipped with 2 complete air gun systems, one fore and one aft, containing as a minimum:

•	An air gun of type “Rescue 230” including 4 standard projectiles and a heavy duty type projectile.

•	A grapnel hook with barbs.

•	A line box containing 100 m of a 5 mm line with minimum breaking load of 1900 kg.

The OTT shall be equipped with pivots/brackets for the air gun system, both in the bow and the stern area.

9.5 Safe walkways

In addition to the vessels “Safe Access to Bow”- arrangement, the OTT shall be equipped with anti-skid safe walkways as follows:

•	On the forecastle deck.

•	On both sides of the main weather deck.

•	Around the centre manifold and in the bow manifold area.

The outline of the safe walkways shall cover necessary workstations like:

•	Manifolds.

•	Mooring gears.

•	BLS ( see appendix D).

•	STL access areas (as applicable).

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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	Deckhouses.

•	Pump rooms.

•	Cargo sampling points, etc.

Any obstacles in the safe walkway shall be clearly painted/marked.

The colour of the safe walkway, or the boundary lines marking the safe walkway, shall differ from the colour of the deck.

9.6 Free fall lifeboat

OTTs shall be equipped with a skid launching, free fall type lifeboat, certified for the number of persons corresponding to the safety certificate.

9.7 Rescue boat (MOB-boat)

OTTs shall be equipped with one (1) modern, fast going, water jet powered MOB boat with a single point davit system. The boat shall satisfy the requirements of SOLAS Ch. III and IMO Life-Saving Appliances for rescue boats as well as NMD’s Regulation 11 April 2003 No. 492 concerning life-saving appliances and evacuation on mobile offshore units.

9.8 Personal protective equipment

9.8.1 Extra life jacket

The OTT shall be equipped with at least 10 extra sets of life jackets. The life jackets shall be properly marked and stored in the bow area of the vessel.

9.8.2 Survival suits

The OTT shall be equipped with approved survival suits corresponding to the number of persons the vessel is certified to carry according to its safety equipment certificate.

9.8.3 Escape sets

Additionally to the SOLAS requirements, the OTT shall be equipped with escape sets at the following locations:

• Bow thruster room:	1 set
• Pump room:	1 set
• STL room (if applicable):	1 set
• Engine control room:	2 sets

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

9.8.4 Fireman’s outfitting

Additionally to the SOLAS requirement, fireman’s outfitting shall be located in the bow area (BLS watch man cabin, or bow control room). The number of “fireman’s outfit” shall be according to reference.

10 Qualification of onboard personnel

10.1 Minimum qualifications for ship personnel

The minimum level of skills, experience and qualifications for ship personnel on OTTs, are defined in reference /4/.

10.2 Minimum number of deck officers/Watch systems

Statoil requires 4 deck officers, in addition to the captain, certified and trained as required in reference /4/ on all OTTs performing operations in DP-mode.

11 Testing, qualifications and training requirements

11.1 Testing of vessels

Before an OTT can be taken into service for Statoil, it shall undergo a comprehensive test program. Depending on the vessels status, the test shall be performed in 3 different modes:

a)	In case of a “new building” (or a conversion), an “at yard” test covering:

•	Charter party (CP) related conditions.

•	BLS (STL).

•	DP system.

•	Helideck.

•	FMEA.

•	Fire fighting arrangements in BLS, STL and helideck area.

•	Emergency towing system, aft.

•	Communication systems.

•	ESD I & II.

b)	In case of a “new building”, (or a vessel “in operation”- but “new” to Statoil), an “in shore” test covering:

•	BLS/STL.

•	FMEA.

•	DP system.

•	Technical documentation.

•	Communication systems.

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Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	Fire fighting systems in BLS, STL and helideck area.

•	Emergency towing system, aft.

•	ESD I & II.

c)	Regardless of having performed the tests as described in “a” or “b” above, the OTT shall undergo a first-time “offshore and verification test”, covering:

•	Communication towards the misc. platform at the fields.

•	Emergency towing system, aft.

•	Telemetry systems including automatic pump stop.

•	Interlock, “Green Line” systems.

•	Emergency shut down I and II; (ESD I and II).

•	Mooring and hook-up test.

•	Fire fighting test in the Helideck, BLS and STL areas as applicable.

•	DP test.

•	Test of the OTT’s position keeping capability (in connection and loading phase).

All tests shall be carried out as per Statoil approved test procedures and monitored by Statoil. The OTT’s crew shall demonstrate knowledge of the systems and prove its compliance with the requirements. The results of the tests shall be documented and made available for Statoil.

11.2 Emergency shut down and “green line” testing operations

An OTT shall be provided with checklists for regular testing/preparation of the following equipment:

•	Communication towards the offshore installations.

•	Emergency towing system aft.

•	Telemetry system incl. automatic pump stop.

•	Interlock, ‘green line’ systems.

•	Emergency shut down 1 and 2 (ESD 1 and 2), automatic and manual modes.

•	Mooring and hook up equipment.

•	Dynamic station keeping related position reference systems.

12	Definitions

APL	Advanced Production and Loading AS

Artemis	Electronic position reference system.

ASD	Automatic Shut Down

BHP	Brake Horse Power

BLS	Bow Loading System of Hitec Marine or Pusnes design.

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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

BSL D 5-1	“Bestemmelser for Sivil Luftfart”; one of several documents regulating laws and rules regarding civil aviation in Norway.

CAP	Competence Acceptance Practice

CAT	Customer Acceptance Test

CCTV	Closed Circuit Television.

CD	Compact Disk

CE	Communaute Europeen

Class	The applicable classification society

COA	Contract Of Afreightment.

COW	Crude Oil Washing

CP	“Charter Party”.

CPP	Controlled Pitch Propeller.

DARPS	Differential Absolute and Relative Positioning System.

DGPS	Differential Global Positioning System

DNV	Det Norske Veritas

DP	Dynamic Position

DP system	Dynamic positioning system as defined in IMO Document MSC/Circ. 645 of 6th of June 1994.

ESD	Emergency Shut Down

FAT	Factory Acceptance Test

FMEA	Failure Mode Effect Analysis.

FPSO	Floating, Production, Storage, Offloading.

FPSO	Floating Production Storage Off-take

FSU	Floating Storage Unit.

GMDSS	Global Maritime Distress and Safety System.

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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

GPS REL	Relative Global Positioning System.

GRE/GRP	Glass-fibre Reinforced Epoxy/Glass-fibre Reinforced Plastic (Polyester)

HiPAP	High Precision Acoustic Positioning.

HPR	Hydroacustic Position Reference System.

IACS	International Association of Classification Societies

ICMS	Integrated Control and Monitoring Systems.

ID	Inner Diameter

IG System	Inert Gas System.

IMCA	International Marine Contractors Organization

ISO	International Standardization Organisation

kN	kilo Newton

Manager	The company operation the vessel on behalf of Owner

MCR	Maximum Continuous Rating

MOB	Man over board.

MT	Magnetic particle testing

NDB	Non-directional Beacon. (For homing helicopters).

OCIMF	Oil Companies International Marine Forum

OLS	Offshore Loading

OLT	Offshore Loading Terminal

OTT	Offtake tanker (British terminology). A tanker vessel prepared for loading at offshore installations.

Owner	The company owning the vessel. Owner can also be the operator of the vessel.

P&I	Protection and Indemnity

PSA	Petroleum Safety Authority

P/V	Pressure/Vacuum.

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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

PLS	Progressive collapse Limit State

PMS	Position Monitoring System.

PRS	Position Reference System.

PT	Penetrant testing

PTO	Power Take Off

RT	Radiographic testing

SAL	Single Anchor Loading

SMS	Ship Manoeuvring Simulator (Trondheim)

SOLAS	Safety of Life at Sea

SPM	Single Point Mooring buoy.

STL	Submerged Turret Loading.

UHF	Ultra High Frequency.

UK-OLS	Ugland Kongsberg Offshore Loading System (Statfjord Field)

UPS	Uninterrupted Power Supply.

UT	Ultrasonic testing

VHF	Very High Frequency.

VOC	Volatile Organic Compound.

WW1	Working load limit

13 References

/1/	IMCA M 166; Guidance on failure modes & effects analyses (FMEAs)

/2/	WR0015; HMS-data og HMS-avvik

/3/	WR0011; Avvik og unntak

/4/	Statoil’s competence requirements for shuttle tanker personnel

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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

App A Existing shuttle tankers being technically accepted

Provided full compliance with Statoil’s age, CAP and general vetting the below listed existing shuttle tankers are technically accepted for the various types of fields operated by Statoil, subject to compatible DP and position reference systems, field specific requirements and successful testing at the actual field.

Ship	IMO NO	Type of field
Aberdeen	9125736	OLS, SPM
Anna Knutsen	8504090	OLS, SPM
Bertora	9209130	OLS, SPM
Catherine Knutsen	8714994	OLS, SPM
Elisabeth Knutsen	9131357	OLS, SPM, Tandem
Evita	8519708	OLS, SPM
Grena	9248447	OLS, SPM
Hanne Knutsen	9190638	OLS, SPM, Tandem
Juanita	8520331	OLS, SPM
Gerd Knutsen	9041057	OLS, SPM
Sallie Knutsen	9169627	OLS, SPM, Tandem
Karen Knutsen	9169615	OLS, SPM, Tandem
Navion Akarita	9000948	OLS, SPM, Tandem (Taut hawser only)
Navion Anglia	9000948	OLS, SPM, Tandem
Navion Britannia	9145188	OLS, SPM, Tandem, STL
Navion Clipper	9045974	OLS, SPM, Tandem (Taut hawser only)
Navion Europa	9063079	OLS, SPM, STL
Navion Fennia	9020687	OLS, SPM, STL
Navion Hispania	9168922	OLS, SPM, Tandem
Navion Norvegia	9063067	OLS, SPM, Tandem (Heidrun only), STL
Navion Oceania	9168946	OLS, SPM, Tandem
Navion Scandia	9168934	OLS, SPM, Tandem
Navion Stavanger	9248435	OLS, SPM
Navion Torinita	9012305	OLS, SPM
Nordic Svenita	9127411	OLS, SPM, Tandem (Taut hawser only)
Ragnhild Knutsen	8500616	OLS, SPM
Randgrid	9075345	OLS, SPM, Tandem (Heidrun only), STL
Rita Knutsen	8500537	OLS, SPM
Stena Alexita	9152507	OLS, SPM, Tandem
Stena Natalita	9206671	OLS, SPM, Tandem
Stena Sirita	9188099	OLS, SPM, Tandem
Tordis Knutsen	9032496	OLS, SPM
Tove Knutsen	8715546	OLS, SPM, STL
Vigdis Knutsen	9052989	OLS, SPM

Revision per 18.05.2006

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 27 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

App B Required documentation for conversion candidates

If the Owner is proposing to convert an existing vessel into a shuttle tanker, Statoil will require the following documents for review prior to approval of the vessel as an appropriate candidate:

•	General arrangement.

•	Tank/capacity plan.

•	Midship section.

•	Transverse bulkheads.

•	Longitudinal bulkheads.

•	Stringer structures.

•	Shell expansion plan.

•	Existing fatigue life documentation (if available).

•	Classification records and status.

•	Historical structural damage records.

•	Historical propulsion damage records.

•	Latest thickness gauging report.

•	Pit mapping record.

•	Cargo piping system.

•	Ballast piping system.

•	Single line diagram.

•	Main engine capacity and performance.

•	Shaft line, propeller, rudder.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 28 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

App C	NDE requirements and fatigue calculations

13.1.1.1.1 C.1 Non-Destructive Examination

C.1	Fatigue Calculations

C.1.1	Newbuildings

For new buildings, the below connections shall be examined by UT/RT ( embedded imperfections in full penetration welds ) and MT ( surface imperfections in all weld types) within the cargo area.

For full penetration welds ( butt- and T-joints ), the following testing shall be applied:

•	UT and/or RT + MT

For partly penetration- and fillet welds, the following testing shall be applied:

•	MT

The following connections shall be tested in the cargo area:

•	Block erection joints at deck- and bottom shell plating:

¡	Within 0.4L amidships: 25% of total transverse butt weld lengths including all cross connections. In addition, part of longitudinal butt weld on cross intersections shall also be tested.1)

¡	Outside 0.4L amidship:10% of total transverse butt weld lengths including some cross connections. In addition, part of longitudinal butt weld on cross intersections shall also be tested.1)

•	Block erection joints at side shell plating, centre line longitudinal bulkhead and side longitudinal bulkhead:

¡	5% of total transverse (vertical) butt weld lengths including some cross connections. In addition, part of longitudinal butt weld on cross intersections shall also be tested.1)

•	Block erection joints at inner bottom plating:

¡	5% of total transverse butt weld lengths including some cross connections. In addition, part of longitudinal butt weld on cross intersections shall also be tested.1)

•	Deck- and bottom longitudinal stiffener butt welds and corresponding scallops at block erection joints:

¡	10% of representative butt weld connections ( entire length ) of longitudinals

¡	10% of scallop connections in deck and bottom ( 100 [mm] each side )

•	Hopper tanks(s) upper and lower knuckles if provided including hopper tank soft bracket, or transition between inner hull and inner bottom/deck plating for vessels without a lower hopper tank:

¡	10% of connections, where 150 [mm] shall be tested in each direction of the joint ( fore, aft, up, down, in and out ) as applicable.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 29 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	Transverse frame bracket toes inside cargo tanks:

¡	5% of the following connections: face plate connection to sniped web, and sniped web connection to tanktop/longitudinal bulkhead/inner side, 150 [mm] testing length of connections specified

•	At horizontal stringer bracket toes and at sharp corners between inner longitudinal bulkhead and transverse bulkheads:

¡

10% of the following connections: face plate connection to sniped web, and sniped web connection to transverse bulkhead/longitudinal bulkhead/inner side, 150 [mm] testing length + 150 [mtn] vertical ( each side up + down ) in sharp corner if bracket is not installed.

•	Deck penetrations and deck attachments:

¡	10% of all connections ( 100% of weld of deck penetrations and 50 [mm] of weld of each deck attachment tested ), within 0.4L amidships

•	Longitudinals on centreline bulkheads connection to transverse bulkhead stringers

¡	10% of the connections indicated in Figure 1, 150 [mm] in length of each bracket toe.

•	At terminations of corrugated bulkheads

¡	Extent to be agreed upon, but basically 10% of hotspot areas to be tested

1)	Extent shall be film breadth when applying RT and 500 [mm] on each side when applying UT.

As a minimum, 5% of side shell- inner shell- bottom- innerbottom and deck longitudinals connections to transverse frames/bulkheads to be examined by MT ( bracket toes and stiffener on top connections, min. 50 [mm] of each tested connection ).

For each defective weld discovered, the weld shall be repaired and tested again by NDE. In addition, two NDE tests shall be performed at adjacent locations ( but in identical details ) of each defective weld discovered.

Basic requirements and procedures for non destructive examination of welds and tolerance limits for weld imperfections ( MT, UT, RT) are given in DNV Rules for Ships Pt.2 Ch.3 Sec. 7, rev. Jan. 2005.

C.1.2 Existing vessels / conversions

For existing vessels and conversions, the amount of non-destructive examination as specified below, shall in principle be applied, but consideration may be given to the following particulars when deciding the final amount of NDE:

•	Age of vessel

•	Previous crack and repair history

•	Sister vessel crack history

•	Original new building yard

•	Previous trading area

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 30 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	Extent of original NDE

•	Condition assessment by visual survey prior to conversion

If areas to be tested are coated (typically for existing vessels and conversion candidates), alternative testing approaches may be applied in lieu of MT (e.g. Eddy Current ). If alternative NDE testing shall be applied, the testing procedure and acceptance criteria shall be accepted by Statoil.

Final amount of NDE testing shall be approved by Statoil.

The following connections shall be tested in the cargo area:

•	Block erection joints at deck- and bottom plating:

¡	10 % of all cross welds within 0.4L amidships.

•	Deck- and bottom longitudinal stiffener butt welds and corresponding scallops at block erection joints:

¡	5 % of representative butt weld connections ( entire length ) of longitudinals

¡	5 % of scallop connections in deck and bottom ( 100 [mm] each side )

•	Hopper tanks(s) upper and lower knuckles if provided including hopper tank soft bracket, or transition between inner hull and inner bottom/deck plating for vessels without a lower hopper tank:

¡	10% of connections, where 100 [mm] shall be tested in each direction of the joint (fore, aft, up, down, in and out ) as applicable

•	Transverse frame bracket toes inside cargo tanks:

¡	5% of the following connections: face plate connection to sniped web, and sniped web connection to tank top/longitudinal bulkhead/inner side, 100 [mm] testing length of connections specified

•	At horizontal stringer bracket toes and at sharp corners between inner longitudinal bulkhead and transverse bulkheads:

¡

10% of the following connections: face plate connection to sniped web, and sniped web connection to transverse bulkhead/longitudinal bulkhead/inner side, 100 [mm] testing length + 100 [mm] vertical ( each side up + down ) in sharp corner if bracket is not installed

•	Deck penetrations and deck attachments:

¡	10% of all connections ( 100% of weld of penetrations, 50 [mm] of weld of each attachment tested ), within 0.4L amidships

•	Longitudinals on centreline bulkheads connection to transverse bulkhead stringers

¡	10% of the connections indicated in Figure 1, 100 [mm] in length of each bracket toe.

•	Fillet weld between side-longitudinals/stringers and side shell plating:

¡	5% of total welded length to be tested.

•	At terminations of corrugated bulkheads

¡	Extent to be agreed upon, but basically 10% of hotspot areas to be tested

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 31 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

Figure.1

As a minimum, 5% of side shell- inner shell- bottom- inner bottom and deck longitudinals connections to transverse frames/bulkheads to be examined by MT ( bracket toes and stiffener on top connections, min. 50 [mm] of each tested connection ).

For each defective weld discovered, the weld shall be repaired and tested again by NDE. In addition, two NDE tests shall be performed at adjacent locations (but in identical details) of each defective weld discovered.

Basic requirements and procedures for non destructive examination of welds and tolerance limits for weld imperfections ( MT, UT, RT ) are given in DNV Rules for Ships Pt.2 Ch.3 Sec. 7, rev. Jan. 2005.

In addition, pit mapping shall be performed and potential pit repair proposals shall be presented.

C.1	Fatigue Calculations

Locations and procedures for fatigue calculations for new buildings and existing/converted vessels shall be carried out according to requirements in the DNV Class Notations PLUS-2 and DNV Cl.N. 30.7, but with a required minimum fatigue life as specified in pt. 1.7.3 based on North Atlantic or dedicated Norwegian Shelf metocean data as provided by Statoil.

As a minimum, the following connections shall be considered within 0.4xL amidships and in the forward most cargo- and ballast tanks:

a)	side-, inner side-, inner longitudinal-, bottom-, inner bottom- and deck plating longitudinal connections to transverse frames and bulkheads.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 32 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

b)	Transverse girder and horizontal stringer structures including bracket terminations

c)	knuckle of hopper tanks (upper and lower knuckles if provided) or transition between inner hull and inner bottom/deck plating

d)	deck penetrations and attachments (0.4xL amidships)

e)	fillet weld connections at longitudinal and stringers in side shell

f)	transverse butt welds of selected block joints in deck and bottom (0.4xL amidships)

If the side longitudinals are fitted without top stiffeners, the fatigue cracking problem may change from the stiffener to the web (of transverse structure), due to local sea pressure effect and global shear forces in the transverse structure. The DNV Rules gives a requirement to end connections and weld connections of such a detail that should ensure proper load transfer from the stiffener to the web. However, the detail shall be subjected to a fatigue analysis where all relevant local effects (including effects from global shear forces in the transverse structure) are included, with special attention to the area of the lower knuckles. Closing of scallops shall be carefully considered.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 33 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

App   D    BLS specification

D.1	Introduction

The Bow Loading System (BLS) described in this document shall provide a system for mooring a shuttle tanker to an offshore loading terminal, and offload the crude oil from the terminal.

The shuttle tanker shall be moored by a hawser and normally positioned by dynamic positioning system.

The loading hose from the loading terminal shall be connected to the BLS loading manifold on the ship by means of a hydraulic coupler.

The bow loading manifold, including swivels, pipes from the manifold to the inboard valve and the inboard valve shall be designed according to ANSI B16.5, Class 150, - 29 to + 38°C, 19,6 barg

All other equipment, pipes cables etc. shall be designed for operation in permanent ambient/crude oil temperature as follows:

•	External areas (included manifold room): -20 + 50°C.

•	All other areas: 0 to + 50°C. It is assumed that heater(s) is/are installed if temperature for these areas will be below 0°C.

All equipment described in this document shall be provided, installed and tested in accordance with relevant requirements of ISO 9000 and applicable Class and authority regulations. In addition, all electrical equipment shall be CE approved.

Figure l. Tanker with BLS connected to a FPSO

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 34 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

D.2	General description of the BLS

D.2.1	Equipment

The BLS comprises equipment located in following main areas on the tanker:

•	Bridge.

•	Platform deck.

•	Forecastle deck.

In addition to the BLS equipment, related systems for hydraulic piping, crude oil, gas detection, fire fighting, etc. shall be provided and installed according to this document and applicable rules and regulations, for details see section 14.5.

Emphasis shall be given to simple and effective maintenance of the BLS system, and it shall be possible to refit all vital parts onboard the vessel. In this respect contractor shall ensure that the BLS equipment vendor will meet this requirement.

D.2.2	Operation

The mooring and coupling operation shall briefly be performed as follows:

The messenger line from the OLT, shall be pulled through the fairlead and the chain stopper by the traction winch and further into a stowing tank by the rope pulling unit.

At the end of the messenger line a chafing chain (typically 84mm studded chain) is connected, onto which the hose termination piece is suspended. When the chafing chain has been pulled through the fairlead, it shall be locked in the chain stopper. The loading hose termination piece shall now be hanging in the suspension line in front of/below the loading manifold. Alternatively the loading hose shall be pulled directly from the OLT after the chain stopper is locked.

The hose handling line shall then be connected to a forerunner from the hose handling winch.

The loading hose termination piece shall subsequently be hauled in and locked to the manifold coupler by the 3 coupler claws.

Before the vessel is ready to receive oil from the OLT, the cargo system, coupler valve and inboard valve shall be ready/opened, all of which are some of the criteria that forms the “green line”. The complete “green line” is described in item 13.2.

Finally the shuttle tanker shall send the telemetry signal to the OLT confirming that the shuttle tanker is ready to receive oil. The OLT can than start the interlocked loading pump(s) or open the interlocked export valve.

D.3	Installation on bridge

The bridge shall include all necessary equipment for control and monitoring of the bow loading system and its operation. This shall be reflected in the layout of the bridge where the BLS controls shall be installed in a cabinet next to the DP manoeuvring consoles.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 35 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

All presentations shall be given in colour on colour monitors.

D.3.1	Remote control console

A cabinet shall be installed with remote operation and control/indication of:

•	Brake on traction winch.

•	Clutch on traction winch.

•	Winch speed of traction winch.

•	Lower/heave of traction winch.

•	Chain stopper [1].

•	Emergency Shut Down class 1.

•	Emergency Shut Down class 2.

•	Deluge system in the bow area.

•	Emergency release systems (in case ESD 1 or ESD 2 is not working).

•	Pressure testing of the loading hose.

•	Start/stop of the hydraulic pumps.

•	Selection of stand by/working pressure.

•	Start/stop of cooling pump(s) (automatic start).

•	Alarm indication lamp and buzzer w/alarm rese.

•	Lamp test function.

•	Selection of loading mode, i.e. SPM, SPM auto or OLS mode.

•	Coupler claws[1].

•	Coupler valve[1].

•	Inboard valve[1].

•	Pumping permitted[1].

1The information shall be included in the “green line”.

The following functions and information shall be presented on the control console:

•	Crude oil pressure included alarm for high pressure, i.e. 7 bar or more, measured between inboard valve and coupler valve[1].

•	Loading permitted[1].

•	Loading hose tension.

•	Cargo system ready.

•	Accumulator pressure[1].

•	Loading hose in position[1].

•	Hawser tension[1].

•	Maximum hawser tension for the last hour .

•	Maximum hose tension for the last hour.

•	Bow roller or chain stopper in forward/aft position (operated locally).

1The information shall be included in the “green line”.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 36 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

D.3.2	Signals to/from other systems

The following signals shall be transmitted as described:

•	Common failure to the engine control room.

•	Hawser tension to DP system and data logger.

•	Loading hose tension to the data logger.

•	Loading hose connected, in OLS mode to DP system.

D.3.3	Data logger

There shall be installed a BLS data logger that shall continuously record:

•	Hose tension.

•	Hawser tension.

•	All warnings/alarms generated by the BLS.

The data logger shall have the capacity for storing data for minimum 3 loading operations, each with duration of 40 hours. After every 3rd loading, the data set from the 1st loading shall be automatically erased from the hard disk.

D.3.4	Tension monitoring

Meters for the hawser-, hose- and traction winch tension shall be installed. These meters shall be readable both from the BLS control console and the DP console(s).

The meters shall be illuminated and have a dimmer unit located in the control console. Equipment for calibration of the load cells shall be onboard.

D.3.5	CCTV-monitors

3 off 17” colour CCTV-monitors and one keyboard for selection of which camera to be shown on which monitor, shall be installed. The monitors shall be installed in adjustable cabinets hanging from the ceiling without restricting the view from the bridge. All 3 monitors shall be clear viewable both from the BLS control console and the DP console(s).

D.4	Bow area, general

The following distances and measurements shall be adhered to (side view):

•	Vertical distance from maximum draft to platform deck shall be between 16 and 17 meters.

•	Vertical distance from forecastle deck to underside of the loading manifold shall be minimum 1,7 m.

•	Horizontal distance from the centre of the loading manifold to bow slot shall be minimum 0,75 m.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 37 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	Horizontal distance from the centre of the loading manifold to the bulbous bow shall be minimum 3 m.

Figure 2. General arrangement plan of the bow area.

D.5	Platform deck

The platform deck shall in principle be arranged as shown below (top view):

Figure 3. Arrangement on platform deck

1.	Fair lead.

2.	Hard wood.

3.	Chain stopper.

4.	Guide roller with load cell.

5.	Traction winch.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 38 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

6.	Rope pulling unit (stowing tank to be located at the forecastle deck).

7.	Stair to the forecastle deck.

8.	Staircase leading to watchman’s cabin, manifold room and main deck level.

9.	Service crane.

10.	Vertical emergency ladder w/back rest.

D.5.1	Fairlead

The fairlead shall be fitted with a roller complete with roller bearings. The roller and all parts in contact with the chafing chain shall be covered with stainless steel material. The PLS of the fairlead and its foundation shall be minimum 6000 kN 90° off the ship’s centreline in the horizontal plane and ± 30° in the vertical plane. The foundation shall be designed to support/guide the lower part of the UK-OLS messenger line in the transverse direction during the connection of the hose. The internal opening in the fairlead shall be minimum 500 mm x 500 mm.

A spark-free cladding shall cover the substructure of the fairlead-openings (platform deck, foundations etc) which may be hit by the chafing chain during an ESD 2 release.

D.5.2	Hardwood protection on deck

The deck area between the chain stopper and the fairlead shall be protected by 75 mm thick hardwood. The width of the hardwood layer shall be twice the maximum width of the fairlead.

The hardwood shall be fixed to the deck by recessed stud bolts/nuts, and an hardwood plug shall cover the top.

D.5.3	Chain stopper

The chain stopper shall be of the self locking type, hydraulically operated and designed for Ø83 mm chain (range Ø76—Ø93 mm). The closing/opening time of the chain stopper shall not exceed 30 sec.

The PLS of the chain stopper including the release mechanism and the foundation shall be minimum 6000 kN.

A load cell with range 0-5000 kN shall be installed to measure the tension in the hawser during the loading operation.

Equipment for calibration of the load cell shall be onboard.

Either the fairlead or the chain stopper shall have the possibility to adjust the hose handling wire/rope relative to the loading manifold. This adjustment shall be minimum 1500 mm for an adjustable chain stopper or 1200 mm for an adjustable fairlead combined with a retractable roller.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 39 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

D.5.4	Guide roller

A guide roller with WLL 900 kN and equipped with a 0-1000 kN load cell shall be installed in front of the traction winch. The load cell shall read the mooring forces during winch operations.

Equipment for calibration of the load cell shall be onboard.

D.5.5	Traction winch

The traction winch shall be of the twin drum type designed for Ø20-Ø120 mm synthetic fibre rope. The winch shall be driven by two high pressure hydraulic motors and shall be designed for bridge- and local control. The winch shall be equipped with a fail safe disc brake system suitable for doing emergency release of the UK-OLS, which requires an automatic release speed adjustable between 1 and 2 m/s. The static weight of the UK-OLS hose shall be set to 400 kN.

A hand pump shall be supplied to release the fail safe brake in the event of a hydraulic failure. The pump shall be placed in a safe area, which protects the operator for any possible debris during the release of the brake.

Winch capacity requirements:

•	Pulling force: 700 kN WLL.

•	Speeds: 3 steps, approx. 0-8 m/min., 0-16 m/min. and 0-50 m/min.

•	High speed, min.: 50 m/min.

•	Brake capacity, min.: 900 kN WLL.

The static capacity of the foundations shall be minimum 900 kN WLL. The winch shall have one bolted cover to protect the brakes and one hinged cover over the hydraulic motors, valves and pipes.

Necessary guide rollers between the traction winch and the rope pulling unit for correct entering of the rope into the rope pulling unit shall be installed.

The hydraulic piping for the traction winch motor shall have a flexible configuration to reduce stress in the pipes during pressure shock. The pipes shall have an “expansion loop” between the deck and the hydraulic motor.

D.5.6	Rope pulling unit

A rope pulling unit shall be installed above a stowing tank to ensure that the rope enters directly into the stowing tank. The rope pulling unit shall also provide for necessary back tension for the traction winch. The back tension shall be adjustable from 0 to 4 kN. The rope pulling unit shall be hydraulic or air driven. If an air driven type is applied, dry and clean air shall be provided.

A (hydraulic/pneumatic) control panel with valves and pressure control (also lubrication pan, water trap and air filter if an air driven type is applied) for the rope pulling unit shall be included. The control panel shall also include a hydraulic valve for control of the rotating rope layer in the stowing tank.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 40 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

The following operational requirements shall be fulfilled:

•	A protection shall be installed to prevent the operator from accidentally come in contact with the rotating reels and the rope.

•	The exhaust air outlet shall be over and aft of the operator panel.

•	The operator shall have a free view into the stowing tank and it shall be possible to see the whole bottom of the tank from the operating position.

•	It shall be easy for the operator to reach all the controls from the operating position.

•	A 500 W floodlights shall be installed for illuminating the inside of the stowing tank.

D.5.7	Stair

A stair shall be installed from the forecastle deck and to the platform deck. The stair shall have a slope of 45° and a width of 1000 mm. The steps shall be of a non-slip type.

D.5.8	Staircase

An A60 staircase (with an air-lock at all entrances) shall be installed for access from the platform deck and to the manifold room/forecastle deck and further to the main deck (in the forecastle). The stairs shall have a slope of 45° and a width of 800 mm. The steps shall be of a non-slip type. All doors shall be self closing.

D.5.9	Service crane

A hydraulically driven and controlled service crane shall be installed on the platform deck. The crane shall be designed and installed for general lifting operations and maintenance of the BLS equipment located on the platform deck. It shall be installed as far forward as practically possible, but still being able to service the rope pulling unit and all the other equipment installed on the platform deck. In addition, it shall be used for lifting operations from the forecastle deck via a 1500 x 1500 mm deck hatch. The crane shall fulfil the following requirements:

•	WLL 50 kN at 10 m working radius.

•	Minimum working radius < 2 m.

•	Slewing sector of 360° (continuous).

•	Self-contained type (electro/hydraulic).

•	Fixed jib.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 41 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

D.5.10	Vertical emergency ladder

A vertical emergency ladder with back rest shall be installed for access between the platform deck and the forecastle deck.

D.6 Forecastle deck

Figure 4. Arrangement in manifold room

1.	Manifold room bulkhead.

2.	Loading manifold.

3.	Operator console for loading manifold.

4.	Pressure transmitter.

5.	Inboard valve.

6.	Hose handling winch. (Distance between winch and top centre of the loading manifold must allow a max. angle 7° for entering of the wire/line onto the drum).

7.	Air lock for the staircase.

8.	Watchman’s cabin.

9.	Hatch.

10.	Drain system.

11.	Stowing tank for the messenger line.

12.	Hydrant for flushing of the manifold. The hydrant shall have quick connection/ disconnection coupling.

13.	Service door.

14.	Crude oil line.

15.	Bow door.

16.	Staircase, pressurised.

17.	Windows, explosion-/fire proof.

18.	Coaming, 250 mm.

19.	Coaming, 200 mm (with one 3” opening at port and starboard side at deck level).

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 42 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

20.	Free view for operator both towards the hose handling winch and towards the manifold area (sideways and downwards).

21.	Doors, self closing.

D.6.1	Manifold room

On the forecastle deck, a manifold room shall be installed with bulkheads, doors and coamings. The principal arrangement shall be as indicated in fig. 4,”Arrangement in manifold room”. If contractor wants to have an other principal arrangement, this shall be approved by Statoil.

With the installed BLS equipment, it shall be possible to connect the loading hose termination piece to the manifold without using the “hose handling line”, i.e. the SPM auto function where:

•	The loading hose termination piece is connected to the chafing chain by a connection bridle/chain.

•	When the chafing chain is locked, the loading hose termination piece will be positioned next to the loading manifold.

•	The connection of the loading hose termination piece to the loading manifold shall be performed by adjusting the chain stopper or the fairlead and at the same time operate the loading manifold.

D.6.2	Loading Manifold

The loading manifold shall be fixed to the underside of the platform deck in the centre line of the vessel and shall fulfil the following requirements:

•	Designed loading capacity minimum 9000 m3/hour.

•	A 20” hydraulically operated coupler for connection of the loading hose termination piece.

•

Integral hydraulically operated coupler valve. The closing time shall be adjustable between 15 and 35 sec. The coupler valve shall have the capacity to open a valve in the loading hose termination piece with an internal pressure of 8 barg.

•	Cylinders to operate the manifold from stowed to loading position.

•	Ball joint or cardan systems to obtain a moment free system.

•	Guiding pins and 3 claws for guiding/locking of the loading hose termination piece.

•	Stainless steel cover in the front of the manifold for protection and guiding of the hose handling bridle.

•	A stainless steel cover in the rear of the manifold for protection from the slack hose handling line and shackles.

•	Vertical and horizontal stainless steel rollers, that allows a 400 kN shackle, under full load, to pass over the top for guiding the hose handling wire.

Validity area: Statoil group/All/Downstream/On- and offshore
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Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•

The coupler shall be free to rotate minimum 25° in all directions from the vertical axis (i.e. describes a 50° cone). In addition, the coupler piece/coupler shall in total be free to rotate minimum 50° outwards from the vertical axis.

•	A load cell (0-1250 kN) for measuring of the tension from the loading hose.

•	The BLS loading manifold with coupler and swivels shall be designed for 19.6 barg internal pressure (i.e. ANSI B16.5, 150 barg).

•	Contractor shall supply a bolted manifold flange to prevent the coupler valve to open (slide down) when the manifold is in stowed position.

•

The manifold included piping to the inboard valve shall be “Contractor tested” with an internal pressure of 10 barg. For this purpose a “bowler hat” shall be connected to the manifold by the coupler claws. The “bowler hat” shall be onboard equipment.

•

2 distance sensors (one forward and one aft) in the flange of the manifold. The sensors shall give the “green line” signal “loading hose in position” when the distance between the two flanges is less than 1,5 +/-1-0,5 mm. This distance shall be controlled using a dedicated test-equipment made of the same material as the loading hose termination piece. The test-equipment shall be onboard equipment.

•	A flushing line connection shall be arranged for at the aft end of the manifold. One ball valve and two (series connected) non return valves shall be installed on this connection.

•

The loading manifold, including its claws and foundations, shall have the capacity of minimum 1250 kN tension WLL. At loads in excess of 1250 kN WLL, the claws shall release the loading hose, i.e. be the “weak link” in the loading manifold.

D.6.3	BLS operator console

One operator console for the BLS shall be installed. The following functions shall be operated from this console:

•	Position of the loading coupler.

•	Operation of coupler claws.

•	Operation of chain stopper movement or operation of the adjustable roller fairlead.

•	Operation of traction winch.

•	Operation of hose handling winch.

•	Operation of bypass valves for relevant cylinders.

•	Operation of the bow door.

•	Operation of the retractable bow roller (if installed).

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

D.6.4	Pressure transmitter

A pressure transmitter fitted with a test cock and a manometer shall be installed on the top of the crude oil line, between the swivel to the BLS loading manifold and the inboard valve, in order to monitor the pressure inside the crude oil line. The pressure shall be monitored locally in the manifold room and remote on the bridge. Equipment for calibration of the pressure transmitter shall be onboard.

D.6.5	Inboard valve

Near the swivel, a 20” hydraulically operated full-bore ball valve shall be installed. The ball valve shall be activated remotely from the bridge by means of a hydraulic actuator and shall have limit switches to indicate open and closed positions.

D.6.6	Hose handling winch

To handle the loading hose line from the OLT, a hydraulically driven winch shall be installed in the manifold room.

Winch requirements:

•	Pulling capacity 400 kN WLL (on the 1st layer).

•	Speed 0-10 m/min.

•	Brake capacity 600 kN WLL and adjustable.

•	Split drum with min. capacity of 300 m x Ø42 mm on the storage part. The working drum shall have a width of minimum 300 mm.

•	Hydraulically operated line change over from the storage to working drum.

•	Tension meter. The meter shall be calibrated with onboard equipment.

D.6.7	Airlock for the staircase

An airlock shall be installed for access/escape via the staircase. The staircase shall lead to the platform and the main deck level.

D.6.8	Watchman cabin

An A60 watchman cabin shall be installed. The cabin shall have windows in the port and fwd. sides. The following equipment shall be installed in the cabin:

•	General alarm.

•	Fire alarm.

•	Fire extinguisher.

•	Standard telephone.

•	Sound powered telephone.

•	Light.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 45 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	A desk 800 (B) x 1000 (L) x 750 (H) mm with chair.

•	2 sets of firemen outfit shall be placed—for quick use—in the watchman cabin. The type of equipment shall be the same as provided elsewhere onboard the vessel.

•	A manual emergency panel with valves for the following functions:

a.	Close manifold valve/inboard valve.

b.	Open coupler claws.

c.	Release chain stopper.

d.	Release traction winch disc brake.

The valves shall be arranged for manual emergency operation, one function at a time, and the sequence shall be clearly marked on the panel. A coaming shall be installed under the panel to prevent spreading of hydraulic oil spill in the cabin. No fittings in the cabin shall be installed outside the coaming.

D.6.9	Hatch

A 600 x 600 mm hatch with protection bars shall be installed to give the operator a free view to the manifold.

D.6.10	Drain system

A minimum 4” drain system shall be installed consisting of the following:

•	Inlets as indicated.

•	Pipe connections underneath the deck in the forecastle.

•	One ball valve easily accessible inside the forecastle area.

•	One pipe from the ball valve and routed overboard.

D.6.11	Stowing tank

A stowing tank for the messenger line shall be installed. A rope pulling unit, ref. item 6.6 shall be installed above the tank, so that the rope will enter directly into the tank. The stowing tank shall have a capacity of minimum 400 m x 120 mm messenger line. An inspection hatch in the lower part and a drain in the bottom shall also be included.

D.6.12	Hydrant/flushing line

A 2 1/2” or 3” hydrant shall be installed and connected to the fire water system. It shall be used for connection of a hose from the hydrant and to the coupler on the manifold for flushing of the manifold after the loading is completed. A non return valve and a pressure release valve shall be installed in the fire water line next to the hydrant.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 46 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

D.6.13	Service door

A service door shall be installed in the aft of the manifold room. This door shall normally be closed.

D.6.14	Crude oil line

A 24” ID cargo line shall be installed between the inboard valve and the amidships manifold. In order to avoid unintended closing of valves during loading operations, valves for this line shall be of double eccentric butterfly valve type.

Connection(s) to inboard valve, supplied by the BLS vendor, shall be according to the BLS vendor’s requirement(s).

D.6.15	Bow door

A bow door shall be installed for the protection of the BLS equipment when the vessel is in transit, and to be used as a working platform for maintenance and service of the loading equipment. The bow door shall fulfil the following requirements:

•	Withstand “green sea” when the vessel is fully loaded and in transit in rough sea.

•	The inside of the bow door shall be covered with 75 mm hardwood where the bow door is also used as protection in the bow slot for the loading hose termination piece.

•	Appropriate railing and securing wires shall be provided for use when the door is used as a working platform.

The bow door shall be operated by hydraulic cylinders, i.e. cylinders for locking of the bow door when it is in closed position and cylinders for opening/closing of the bow door. The valves for control of the cylinders shall be installed at the operator console.

The bow door shall be locked in both open and closed position.

If the bow door is not serving as the protection in the bow slot, a separate protection shall be installed in the bow slot. This protection shall be made of 75 mm hardwood, 3 m wide and be vertical. The hardwood shall be fixed to the hull by recessed stud bolts/nuts and the top shall be covered by an hardwood plug.

In case the coupler should start leaking in stowed position, any leakage from the coupler shall be trapped inside the manifold room and no leakage shall go overboard.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 47 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

In case the bow door is serving as protection, or separate protection is installed in the bow slot, no bow door recess, other hull structure or other items shall be positioned forward of the protection.

When the bow door is open a detachable rail, for preventing people from falling overboard, shall be installed from port to starboard sides in the opening.

D.7 Hydraulic room

In the forecastle and in a safe area at main deck level a separate hydraulic room with a door to the forecastle area shall be installed. The ventilation system for the hydraulic room shall be arranged so that any hydraulic oil leakage/mist shall not be spread to any other area at the upper deck/forecastle by the ventilation system. There shall be coamings of 200 mm under all equipment in the room.

The below listed equipment shall be installed in the hydraulic room.

All equipment listed under section D.7 shall be installed inside coamings with a height of minimum 150 mm.

D.7.1 Hydraulic pump station with oil cooler

The hydraulic pump station shall be designed for installation in a non hazardous area and shall consist of the following main units:

•	2 off hydraulic main pumps with electric motors, each about 100 kW. The foundation shall also be prepared for stowage of a spare motor/pump.

•	1 circulation pump with electric motor. Suction from the bottom of the tank.

•	1 oil tank with sufficient capacity for operation of 2 pumps.

•	1 oil cooler using fresh water.

•	1 oil heater.

•	Normal working pressure approximate 250 bar, peak pressure approx. 315 bar, standby pressure approximate 20-30 bar.

•	Maximum oil flow approximate 2 x 210 l/min.

•	Full flow return filter with electric clogging indicator.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 48 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	Level switch with low/low-low indication.

The following alarms shall be arranged for with bridge warning by light/sound indication:

•	Alarm for high/high-high temperature in oil tank.

•	Alarm for low/low-low oil level.

•	Alarm for return filter clogged.

•	Alarm for leak oil filter clogged.

•	Alarm for motor overload.

Shutdown of the main pumps shall be automatically performed in case of:

•	High-high oil temperature.

•	Low-low oil level.

The BLS power pack shall also be used for the forward windlasses and mooring winches.

D.7.2	Hydraulic accumulator rack

A hydraulic accumulator rack with sufficient capacity for normal operation, i.e. to maintain closing pressure to coupler claws and opening pressure to coupler valve, and for shut-down of the bow loading system and for releasing of the shuttle tanker from the OLT, shall be installed. The system shall fulfil the following requirements:

•	Each accumulator bottle shall be of 50 litres, 315 bar bladder type.

•	Working pressure 250 bars.

•	It shall be possible to measure and charge each of the nitrogen bottles individually, also during loading operation.

•	Safety valve with melting fuse on each of the nitrogen bottles.

•	The accumulator bottle rack with clamps and supports shall have the possibility for an extension to a total of 8 bottles.

•	One 50 litre nitrogen bottle with fittings and hoses (for recharging of the accumulators) shall be provided.

D.7.3	Hydraulic valve unit rack

Hydraulic control units (solenoid operated valve blocks) for remote control of all necessary equipment/functions shall be supplied and installed as one rack. Examples of such valve blocks are:

•	Opening and closing of the manifold/inboard valves.

•	Interlock operation of valves in the BLS manoeuvring console.

•	Accumulators.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 49 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	Control of emergency functions.

•	Control of brake.

•	Control of traction winch w/clutch.

•	Control of chain stopper.

•	Release of loading hose.

•	High pressure filter.

D.8 Electrical equipment room

To avoid possible spray/mist due to hydraulic leakage, the electrical equipment related to the Bow Loading System shall be installed in a separate electric room with A-60 insulation

The temperature in the room shall not exceed 40-45°C when all the equipment is up and “running”.

The room shall be classified as safe area. In general, no pipes/tubing containing liquid (incl. hydraulic tubing) shall be installed in the electrical equipment room.

D.8.1 Electric starter and control cabinets

The system with cabinets shall be arranged both for remote and local operation/indication. This includes necessary lamps and switches for emergency operation of the system.

If communication to the central panel is lost, the computer shall be able to perform manually controlled loading and disconnection of the system.

All the relevant cabinets for the BLS shall be installed in the electrical equipment room. Examples are:

•	Starter cabinets.

•	Control cabinets for auxiliary equipment.

•	Alarm cabinets.

•	BLS control cabinet.

D.8.2 Spare control cables

From the electrical equipment room and to the bridge, 10% spare cores shall be provided in the multi-core cables for the BLS.

D.9 Other equipment

D.9.1	Fire fighting system

A fire water system shall be installed in the BLS area. The system shall serve two purposes:

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 50 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

1.	Supply of deluge (water only) of the BLS equipment and bow slot to prevent that any possible spark created during emergency disconnection (ESD 2) may cause a fire. In case of an ESD 2, the deluge system shall be automatically activated and the water shall flow before the coupler claws are opened. In addition it shall also be possible to manually activate the system from the BLS remote control system on the bridge and from the watchman’s cabin.

2.	Supply of water for the foam fire fighting system. The foam system shall be operated from the fire fighting panel on the bridge.

The above requirements shall be obtained without running a fire pump during the whole loading operation.

The system shall in principle be arranged as shown below (side view):

Figure 5. Fire fighting system

Notes:

A.	Two nozzles shall be installed on the inside (port and starboard side) and two on the outside (port and starboard side) of the manifold. The nozzles shall spray the wire rollers and the manifold.

B.	Two nozzles (foam) shall be installed (port and starboard side) pointing forward and two pointing aft.

C.	The pipe/nozzle shall not be located in the restricted area as shown in figure 6 below.

D.	The fire water monitor shall be of a self oscillating type

E.	The monitor shall be remotely operated from the bridge, and shall have pan and tilt functions that allow coverage of the whole area of the forecastle and platform deck.

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

Figure 6. Restricted area

Valve no. 7 shall automatically be opened when ESD 2 is activated, or the deluge function is activated from the bridge. Only the deluge shall be activated during ESD 2 (no foam), and the water shall be available before the coupler claws are opened. The system shall be of the ‘self-draining-type’ in order to avoid ice-build-up in the tubes during cold weather conditions.

Based on the above arrangement, the fire panel located on the bridge/watchman cabin shall in principle be arranged as shown on figure 7 below.

Figure 7. Fire fighting panel

D.9.2	Fire and gas detection

In the centre area of the manifold room detectors shall be installed underneath the platform deck. The following fast detection sensors shall be installed and connected to the vessels fire detection system, giving alarm on the bridge when activated:

•	2 x smoke detectors

•	2 x flame detectors

•	2 x gas detectors.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 52 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

D.9.3	Bolts, nuts and accessories

The bolts and nuts shall be hot zinc galvanised. All bolts, nuts and clamps placed in corrosive environment shall be of stainless steel.

D.9.4	Safe access

Necessary access ladders and platforms shall be installed for safe access to all relevant maintenance and inspection points.

All ladders and platforms shall be provided according to the latest edition of Norwegian standard NS 2656.

Anti-skid shall be used on the deck around the traction winch, chain stopper, in the manifold room and on the forecastle deck.

D.9.5	Lights

A bridge remote operated 2000 W search light with pan and tilt functions shall be installed in the foremast to illuminate the area between the shuttle tanker and an OLT. It shall also be possible to use the searchlight to illuminate the platform deck and the area to port and starboard of the bow.

In addition there shall be installed a 1500 W light in the manifold room for lightening of the loading hose, included the UK-OLS loading hose.

D.9.6	CCTV system

Reference is also made to section D.3.5.

Contractor shall install a CCTV system for visual surveillance of the BLS system. All cameras shall be of the colour type and shall be installed as follows:

•

One camera with zoom, pan and tilt in the foremast (as high as practical). This camera shall give a general overview forward of the vessel and of the equipment, included the traction winch, on the forecastle deck.

•	One fixed camera installed in the foremast for viewing the traction winch.

•

One fixed camera with zoom, pan and tilt for monitoring of the bow manifold area included the manifold and hose end termination flanges connection. This camera shall be installed behind the BLS manifold in the manifold room pointing forward.

•

One camera with zoom, pan and tilt for monitoring of the sea surface forward, the loading hose and the stem of the FPSO/ FSU. The camera shall be located in front/to the side of the BLS manifold and be protected by the bow door when this is closed. The camera shall have a tilt angle to be directed along the hose and up-/forward towards the loading station.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 53 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

All cameras shall be of the Ex(d) type, and they shall be equipped with heater, wiper and washer. All above functions shall be remotely operated from the bridge. Camera-and other housing shall be made of stainless steel (AISI 316L or equivalent/better).

D.9.7	UPS system

The BLS control systems shall have a UPS system with minimum capacity of 60 minutes. The batteries shall be of a maintenance free lead/acid type. An audible/visual alarm shall be activated on the bridge during loss of power source/-supply.

D.10 Functional requirements

D.10.1	Normal operation

The BLS system shall be designed for remote control/monitoring from the bridge, included operation of the following equipment:

•	Traction winch

•	Chain stopper

•	Coupler valve

•	Inboard valve

•	Hydraulic pump station

Connection/disconnection of the loading hose shall be done locally from a hydraulic control console on the forecastle deck, included operation of the following equipment:

•	Bow door

•	Loading manifold

•	Hose handling winch

•	Forward/aft movement of the chain stopper, or

•	Adjustable roller fairlead

In addition the following equipment shall be locally operated from the bow area:

•	Rope pulling unit/stowing tank

•	Service crane

Hydraulic cylinders shall move the loading manifold from stowed- to connection position.

The hose handling winch or the chain stopper/adjustable roller fairlead shall lift the loading hose into the mating position.

Final positioning of the coupler’s flange against the hose termination piece flange shall be made by the hydraulically operated coupler claws, in combination with hydraulically operated cylinders positioning the coupler.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 54 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

The BLS philosophy i.e. green line, ASD, ESD 1 and ESD 2 or any modifications shall be approved by Statoil.

D.10.2	“BLS/Green line” philosophy.

The “green line” philosophy for the control console shall in principle include:

No	Operation/sensor	Before connection	After connection/green line established	Status after the ESD is activated/performed shall be:
				ESD 1	ESD 2
Before connection take place, the following signals shall be transmitted to the control console:
1	Cargo system	Ready	Ready	Ready	Ready
2	Hawser tension	Normal	Normal	Normal	Normal
3	Accumulator pressure	Normal	Normal	Normal	Normal
4	Crude oil pressure	Normal	Normal	Normal	Normal
During connection the sensor status of involved equipment shall be presented on the control console:
5	Chain stopper	Open	Closed	Closed	Open
6	Loading hose	Not in position	In position	In position	Not in position
7	Coupler claws	Open	Closed	Closed	Open
8	Inboard valve	Closed	Open	Closed	Closed
9	Coupler valve	Closed	Open	Closed	Closed
When correct status is obtained, the system shall automatically respond:
10	Loading	Not permitted	Permitted	Not permitted	Not permitted
If acceptable, the bridge operator shall now activate:
11	Loading	Off	On	Off	Off
This signal shall be transmitted to the telemetry system.

Notes to above numbers:

1.	The signal shall be transmitted to the control console when minimum 1 cargo tank or 2 slop tanks, included the relevant cargo line valves, are open. After the loading permitted signal is obtained it shall not be possible to close the open valves, unless other tank/line valves have been first opened. If, by any mistake, it should be possible to close any of the minimum number of open valve(s), the status shall be “not ready”.

2.	The “normal” signal shall be given when the hawser tension is less than 100 tons. If the tension is more than 100 tons, the status shall be “un-normal”.

3.	The criteria for “normal” signal shall be established by the equipment vendor. If the pressure is lower/higher than the preset range pressure, the status shall be “un-normal”.

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

4.	The “normal” signal shall be given when the pressure is less than 7 bars. If the pressure is 7 bar or higher, the status shall be “un-normal”.

5.	The “closed” signal shall be given when the “over centre mechanism” is completely locked.

6.	The two “in position” signals shall be given when the gap between the flanges is less than 1,5 +/-0,5mm.

7.	The “open/closed” signal shall be given when the 3 claws are completely opened/closed.

8.	The “open/closed” signal shall be given when the valve is completely opened/closed.

9.	The “open/closed” signal shall be given when the valve is completely opened/closed.

If any of the above signals is interrupted or does not have the correct status, an Automatic Shut Down (ASD) shall be performed, this shall include:

a.	Start the hydraulic pump station

b.	Trip the telemetry signal, which automatically trips the oil discharge pump(s)/closes the export valve on the OLT.

c.	Close the coupler valve

d.	Close the inboard valve

All activities shall start simultaneously when ASD 1 is activated. The time for the ASD shall be the same as for ESD 1, ref. item 11.3.1.

The wording “ready”, “normal”, “un-normal” etc. above, are examples and Statoil will accept other wording.

D.10.3	Emergency operation

In case of an emergency, it shall be possible to activate the following automatic functions from the bridge:

D.10.4	Emergency Shut Down class 1 (ESD 1)

This function shall automatically activate the following:

a.	Start the hydraulic pump station.

b.	Trip the telemetry signal, which automatically trips the oil discharge pumps/closes the export valve on the OLT.

c.	Close the coupler valve.

d.	Close the inboard valve.

All activities shall start simultaneously when ESD 1 is activated.

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

Individual closing time for each of the above valves shall be adjustable within a range of 15 to 35 sec.

Closing time for the coupler valve shall be 25-28 seconds.

Closing time of the inboard valve shall be 3 seconds longer.

Total closing time for the ESD I shall be 28-31 seconds.

D.10.5	Emergency Shut Down class 2 (ESD 2)

This function shall automatically activate the following:

a.	Start the hydraulic pump station.

b.	Trip the telemetry signal, which automatically trips the oil discharge pumps/closes the export valve on the OLT.

c.	Close the coupler valve.

d.	Close the inboard valve.

e.	Start the (water) deluge system.

f.	Open the coupler claws.

g.	Open the chain stopper.

h.	Release the brake and control the lowering speed, ca. 60 m per minute, of the traction winch (UK-OLS only).

For ESD 2, the total closing time including opening of chain stopper, shall be 35 (+/-2) seconds.

For systems without mooring (UK-OLS), the traction winch shall start paying out the messenger line for the loading hose after approximate 30 seconds.

All functions shall be performed in the above stated sequence, but the activities a, b, c, d and e shall all start simultaneously when ESD 2 is activated.

In case of hydraulic pump failure, the accumulators shall provide for hydraulic pressure. The time delay due to accumulator operation shall not exceed 7 seconds for full release of the hawser and hose.

D.11 Piping/tubing and cables

D.11.1	Fittings and material requirements

All hydraulic fittings for piping/tubing < Ø38 mm shall be of the flared or “Swagelock” type. Piping Ø38 mm or more shall have welded flanges.

All weather exposed piping/tubing and fittings outside dry areas are to be of material AISI 316 L or equivalent. For welded piping the material shall be AISI 316 L or equivalent.

Validity area: Statoil group/All/Downstream/On- and offshore
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Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

D.11.2	Supports, trays and penetrations

All piping/tubing (non-hydraulic included) shall be properly supported. Maximum distance between each clamp shall be 700 mm.

All piping/tubing supports and trays exposed to weather, sea-water or outside dry areas shall be AISI 316. All other supports and trays shall be galvanised steel or AISI 316. For pipes of ANSI

316 L, the clamps shall be of corrosion resistant materials.

The piping/tubing shall be installed with sufficient spacing to accommodate standard tools for installation and maintenance work.

No hydraulic piping/tubing shall be located in the restricted area, ref. figure 6.

D.11.3	Flushing procedures

All hydraulic piping/tubing shall be properly flushed before they are connected to hoses, valves etc. Flushing requirements shall be to NAS grade 7 (ISO 16/13) or better. Hydraulic oil samples shall be analysed by recognized 3. party.

D.11.4	Installation

Hydraulic piping/tubing shall be installed using the minimum possible number of couplings/fittings. However, all piping/tubing shall be cut and installed such that all couplings/fittings are conveniently placed for access from platforms and decks.

D.11.5	Cables

Emergency supply cables and redundant cabling to be routed physically separated from equipment’s normal supply cables.

D.11.6	Trays and penetrations

Single cables shall be supported by means of steel round bars, otherwise supports shall be stainless steel cable trays.

Cable ladders/trays installed above each other shall have minimum 200 mm free space between them.

All cables are to be properly secured to their supports using plastic covered stainless steel straps.

All electric cables for the BLS system shall be terminated in junction boxes in the various equipment areas.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 58 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

D.11.7	Junction boxes

All junction boxes shall be certified according to relevant location. Junction boxes shall be placed in easily accessible locations in dry areas. Material shall be AISI 316 stainless steel or equivalent.

D.12 Illumination

D.12.1	Illumination for deck and working areas

All lighting fixtures for zone 1, included outdoor emergency lights, shall be IP67 and Ex proof according to zone 1 requirements.

Escape lighting shall be equipped with a 30 min. internal back-up source (at minimum design temperature).

Escape lighting at embarkation stations shall be equipped with a 3 hour internal back-up source (at minimum design temperature).

All lighting fixtures shall be easy accessible for maintenance purposes.

Sufficient lights (minimum 200 lux) shall be installed to ensure good working conditions also during the night. The lights shall be dimensioned to also provide sufficient working conditions for the CCTV system.

No lights, electrical sensors or other electrical equipment shall be installed in the restricted area, ref. figure 6.

D.13 Other requirements

D.13.1	Corrosion protection

All BLS equipment shall be delivered with the same painting specification as for other vessel equipment installed on open deck.

D.13.2	Testing

All the BLS equipment shall be FAT approved prior to delivery. After the installation of the equipment, the system shall be commissioned and a CAT shall be performed. This includes, but not limited to:

•	General check of mechanical completion of the installed equipment.

•	Adjusting and testing of all electrical components.

•	Start-up of all hydraulic functions.

•	Adjusting of speeds/pressures.

•	Calibration of load cells.

•	Initial start-up and testing of all equipment.

•	System tests included ASD and ESD 1 and 2. For the ASD all relevant sensors and equipment failure shall be tested.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 59 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

•	Pressure tests of the manifold, swivels, pipes to the inboard valve and the inboard valve.

•	A dummy BLS loading hose connection shall be carried out.

Procedures for above tests shall be prepared, and the tests shall be performed after completion of the commissioning.

One electric and one hydraulic service engineer from the maker shall be onboard during inshore/offshore testing and until the first loading is completed.

D.13.3	Hydraulic Pressure Testing

Testing pressure for all hydraulic connections shall at least be 50% above normal working pressure.

D.13.4	Hydraulic Flexible Hoses

All hoses in the manifold room and other hoses outside being exposed to the weather and sea, shall be changed as per maker’s instructions. Said instruction is supposed to be a part of the Owner’s Planned Maintenance System.

D.13.5	Spares

D.13.5.1	Spare Coupler

One complete spare coupler (partly assembled) for the loading manifold, shall be supplied and properly preserved onboard.

D.13.5.2	Spare Hydraulic Pump

A complete spare hydraulic pump including electric motor shall be onboard. The unit shall have the same specifications as those supplied with the hydraulic pump station.

D.13.5.3	Other spares

The following spares for the BLS equipment shall be onboard:

•	A selection of electrical spare parts.

•	One hydraulic actuator for inboard valve.

•	One of each initiator type for indication of actuator position.

•	A selection of hydraulic valves.

•	One of each type of flexible hydraulic hose.

•	One of each type of electronic card.

•	A selection of pilot lamps, switches etc.

•	One safety barrier of each type.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 60 of 65

Statoil governing document

Minimum Technical and Operational Requirements for Shuttle Tankers

Technical and professional requirements	TR2211, Final Ver. 1, Valid from 2006-09-01

D.13.6	Authority/classification requirements

All BLS equipment shall be designed, manufactured and tested according to:

•	DNV’s “Rules for classification of oil carriers, offshore loading arrangements” or equivalent.

•	Relevant Authority Regulations.

•	Relevant OCIMF recommendations.

•	This specification.

A FMEA shall be performed for the BLS by a recognised company, but not the classification society. The IMCA guidelines for FMEA shall be followed. The FMEA format shall be approved by Statoil.

D.13.7	Documentation

Technical documentation deemed necessary by Statoil shall be provided by contractor upon request. Examples of possible technical documentation are:

•	Specifications

•	Operation manuals.

•	Maintenance manuals.

•	Product drawings.

•	Test/inspection manuals/reports.

•	Certificates.

Validity area: Statoil group/All/Downstream/On- and offshore
Classification: Open	Page 61 of 65

STATOILTIME 1 Version 1.1	Doc No. Valid from 2 November 2009

Attachment 7—WR2394 Competence Requirements for Shuttle Tanker Personnel

Classification: Open	Status: Final	Page 180 of 62

Statoil governing document

Competence requirements for shuttle tanker personnel

Work process requirement, WR1674, Final Ver. 1, Valid from

Publisher/follow-up: General Manager

Classification: Open

Validity area:

Statoil group/All/Downstream/On- and offshore

Please print page for manual signing

Role in DocMap	Role in organisation	Name	Signature	Date
Author	Sr. Maritime Consultant	Jari Idar Knutsvik
Checked according to WR001	Management Coordinator / KSS	Bente Merete Berggren
Publisher	General Manager	Sigve Bru
Approver	Sr. Vice President	Jan K. Karlsen

Publisher’s administrator:	Jar Idar Knutsvik
Document replaces:	None
Process network:	Health, safety and the environment (HSE)
Corporate task:
Competence (discipline):

Statoil governing document

Competence requirements for shuttle tanker personnel

Work process requirement, WR1674, Final Ver. 1, Valid from

Publisher/follow-up: General Manager

Classification: Open

Validity area: Statoil group/All/Downstream/On- and offshore

1		Objective, target group and warrant	3
	1.1	Introduction	3
	1.2	Objective and target	3
	1.3	Warrant	3
2		Language requirements	3
3		Course and training requirements	4
	3.1	General requirements for bridge manning during DP-operations	4
	3.2	Course requirements	5
	3.3	Loading buoy qualification	6
4		Definitions	7

Statoil governing document

Competence requirements for shuttle tanker personnel

Work process requirement	WR1674, Final Ver. 1, Valid from

1	Objective, target group and warrant

1.1	Introduction

Offshore shuttle tanker operations are widely used at the Statoil operated oil fields. Different loading buoys solutions like:

•	OLS — offshore loading system (Statfjord). Loading operations in OLS can only be performed with vessel with full dynamic positioning (DP) capability. Requires at least equipment class 1 (DP-1).

•	SPM — single point mooring (Gullfaks), for which DP — operations are strongly recommended. (Last part of bullet point deleted)

•	Tandem operation (Åsgard A, Åsgard C and Norne). Loading operations are to be performed in DP-mode. Requires at least equipment class 2 (DP-2).

•	Taut hawser tandem operation (Glitne). Glitne is specially adapted for taut hawser operations. There is no DP-equipment required for the vessels that serve this field.

Common for the above loading solutions is that shuttle tankers need utility and safety systems especially designed for the shuttle tanker operation, like:

1.	BLS — bow loading system.

2.	Position reference systems.

3.	Telemetry systems.

1.2	Objective and target

The reason for the majority of the incidents related to vessel handling operations can be traced to human errors or lack of professional problem mitigation. Thus, the main object with this document is to outline training and competence requirements in order to achieve optimal understanding and skills by the individual vessel handler in manual mode as well as in DP-mode, which will further optimise the safety of the tankers’ loading operations.

Better knowledge of the tankers utility and safety systems among the crew will optimise the shuttle tankers liability to operate within the scheduled service programmes.

1.3	Warrant

“Statoil shipping policy” (PB103) (Statoil group/All locations)

2	Language requirements

With reference to the Norwegian Petroleum Safety Authority, all deck officers who takes part in offshore loading and DP-operations within any Statoil’s oil installation’s jurisdiction on the Norwegian shelf, shall be able to communicate fluently in Norwegian.

Validity area: Statoil group/All/Downstreams/On- and offshore
Classification: Open	Page 3 of 7

Statoil governing document

Competence requirements for shuttle tanker personnel

Work process requirement	WR1674, Final Ver. 1, Valid from

3	Course and training requirements

3.1	General requirements for bridge manning during DP-operations

For DP-Class I vessels: In addition to the master, a minimum of two senior DP-operators (DPOs) onboard shall hold a limited DP certificate and relevant competence in operation of the position reference and monitoring systems.

Exemption: For the dedicated Heidrun vessels “Randgrid”, Navion Europa” and “Navion Norvegia”, only one Senior DPO in addition to the Master is required.

For DP-Class II vessels: Same as required for DP-Class I vessels, but the DP-certificate shall be unlimited.

Statoil’s competence requirements for DP-operators (DPO):

a.	Senior DP-operator (Senior DPO): Master, Chief Officer, Chief Officer jr. or 1. Officer (with min. Class 2 deck certificate) holding the appropriate DP-certificate and checked out by the Master to perform independent DP-watch duties.

b.	Junior DP-operator (Junior DPO): A DP-certified or non-DP certified junior officer not checked out by the Master for independent DP-watch duties.

For all DP-watch keeping personnel, the certified Senior DPOs are standing the DP-watches assisted by the Junior DPOs also performing cargo/loading duties. Senior and Junior DPOs should alternate watches as appropriate. When not directly performing the DP watch, the Senior DPO will remain immediately available on the bridge/bow house.

The master shall normally not be part of the ordinary DP-watch scheme, but be present and available on the bridge/bow house at his discretion. However, the master is responsible to ensure that sufficient practice is maintained in accordance with his DPO-competence.

Exemption: On the above-mentioned dedicated Heidrun vessels, the Master stands ordinary DP-watches as applicable.

Validity area: Statoil group/All/Downstreams/On- and offshore
Classification: Open	Page 4 of 7

Statoil governing document

Competence requirements for shuttle tanker personnel

Work process requirement	WR1674, Final Ver. 1, Valid from

3.2	Course requirements

Course	Recom. sequence	Dur. (days)	Institute	Position				Explanation
				Sr. DPO	Jr. DPO	Ch. Eng.	Elect- trisian
BRM/Bridge Resource Management course	1	4,5	SMS**	X	X			Compulsory for all deck officers, prior to joining.
Simulator Phase I, basic course	2	4,5	SMS**	X	X			Jr. DPO’s are granted 6 months grace after joining vessel.
DP basic operator course	3	4,5	Nautic. Institute	X	X
DP advanced operator course	4	4,5		X	X			To be attended min. 30 days after completion of DP-basic.
Simulator Phase II, advanced course	5	4,5	SMS	X	X
Simulator Phase III, refresher course incl. BRM	6	2,5	SMS**	X	X			2 years after completion phase II, thereafter every 3 years.
Artemis operator course		1	Supplier	X				For Jr. DPO only on board training is required.
HPR/HiPAP operator course		2	Supplier	X
DGPS/DARPS operator course		2	Supplier	X
Blom PMS System operator course		1	Supplier	X
DP maintenance course		5	Supplier			X	X	Compulsory – 6 months grace after joining vessel*
Telemetry maintenance course		3	Supplier			X	X	Compulsory – 6 months grace after joining vessel*
Artemis maintenance course		2	Supplier			X	X	Compulsory – 6 months grace after joining vessel*
HPR/HiPAP maintenance course		3	Supplier			X	X	Compulsory – 6 months grace after joining vessel*
DGPS/DARPS /maintenance course		3	Supplier			X	X	Compulsory – 6 months grace after joining vessel*
Blom PMS System maintenance course		1	Supplier			X	X	Compulsory – 6 months grace after joining vessel*
High voltage (high voltage vessels only)						X	X	Compulsory – 6 months grace after joining vessel*
BLS course		*** Individual	Supplier			X		Compulsory – 6 months grace after joining vessel
Tank inspection course		Individual	Compulsory to deck officers who perform tanks and structural inspections.
Formal crane operator training		Individual	Compulsory to all crew members who perform crane operations.
VOC plant operation course		Individual	Compulsory to all crew members in charge for the operation of the VOC plant.

*	Provided one of the said positions is in compliance with the course requirements.
**	SMS in Trondheim or equivalent recognized simulator training institutes.

Validity area: Statoil group/All/Downstreams/On- and offshore
Classification: Open	Page 5 of 7

Statoil governing document

Competence requirements for shuttle tanker personnel

Work process requirement	WR1674, Final Ver. 1, Valid from

3.3	Loading buoy qualification

3.3.1. Master’s loading buoy qualification requirements

These requirements apply to masters without previous shuttle tanker experience, deck officers being promoted to masters and masters calling at a new type of loading installation, SPM, FPSO/FSU (tandem), OLS, STL or SAL for the first time:

•	Deck officers being promoted to masters, shall conduct at least the first 6 offshore loading operations trained/supervised by a qualified master before operating the vessel without supervision.

•

Masters without previous shuttle tanker experience shall sail as trainees until they qualify for the Nautical Institute DP certificate; “Limited” for DP 1 classed vessels and “Unlimited” for DP 2 classed vessels. Masters holding “Limited” DP-certificate shall sail as trainee until the “Unlimited” certificate has been achieved, before taking command on a DP 2 vessel. For this category of masters, the requirement for 6 independent loading operations can be included at the end of the trainee period.

•

Qualified masters calling at FPSO/FSU (tandem), OLS, STL or SAL for the first time shall be trained/supervised by a master with required experience during the 2 first loading operations. If calling at an SPM, one loading operation accompanied by an experienced master is sufficient.

3.3.2. Loading buoy refresher training requirements

Masters and deck officers qualifying for master without operational experience during the last 6 -12 months at any category of installation except SPM, shall at the first loading operation after said period, be accompanied by a qualified master with relevant experience from the loading operation in question as follows:

One loading operation means a full round trip from entering the 10 nm zone, approaching the installation, loading, departing and passing the 10 nm zone outbound. A part loading involving disconnection and reconnection (like Norne) counts as one loading operation. A DP-operation with the vessel connected/moored to the relevant loading installation/buoy shall be accepted as a compensation for a loading operation.

Experience level	Time frame	Loading operation under supervision by a qualified master
Masters with 3 or less non-assisted loading operations at the category in question	More than 6 months since the last loading	1 loading operation
Masters with 4 or more non-assisted loading operations at the category in question	More than 12 months since the last loading	1 loading operation
Masters with 50 or more non-assisted loading operations at the category in question	More than 36 months since the last loading	1 loading operation

Validity area: Statoil group/All/Downstreams/On- and offshore
Classification: Open	Page 6 of 7

Statoil governing document

Competence requirements for shuttle tanker personnel

Work process requirement	WR1674, Final Ver. 1, Valid from

4	Definitions

ARTEMIS	Main distance reference system for DP-operations
BLOM PMS	Position Monitoring System (BLOM is the name of the manufacturer)
BRM	Bridge Resource Management
DARPS	Diffstar Absolute Relative Positioning System
DGPS	Differential Global Positioning System.
DP	Dynamic Positioning system
DPO	Dynamic Position Operator
FPSO	Floating Production Storage Offtake (offloading)
FSU	Floating Storage Unit
HiPAP	High Precision Acoustic Positioning_ System
HPR	Hydro Acoustic Positioning system
IMCA	International Marine Contractors Association
IMO	International Maritime Organization
NMD	The Norwegian Maritime Directorate
OLS	Offshore Loading System
SAL	Single Anchor Loading system
SPM	Single Point Mooring
STCW	The IMO’s International Convention on Standards of Training, Certification and Watchkeeping for Seafarers.
STL	Submerged Turret Loading
Taut hawser operation	Loading operation without DP-utilization. Operating with constant tension in the mooring hawser.
UKOOA	United Kingdom Oil Operators Association
VOC	Volatile Organic Compound

Validity area: Statoil group/All/Downstreams/On- and offshore
Classification: Open	Page 7 of 7

BODIL KNUTSEN

Time Charterparty dated 7 October, 2010

(hereinafter called the “Time Charter”)

between:

Knutsen Bøyelaster VI KS, “hereinafter called the Owners”,

and

Statoil ASA, “hereinafter called the “Charterers”.

ADDENDUM NO. 1

It has been mutually agreed between Charterers and Owners that with effect from 29 March, 2011, Clause 5 of the Time Charter shall be amended as set out below:

1.	Clause 4(i) shall be amended to read as follows:

“The Vessel shall not be delivered to Charterers before January 1st, 2011 and Charterers, without prejudice to their rights to claim damages, shall have the option to cancel this Charter Party if the Vessel is not ready and at their immediate disposal on or before 31st May 2011.

Owners to narrow the date range provided above to a 3 days spread not later than 20 days before the first day of the 3 days spread.”

2.	All other terms and conditions of the Time Charter shall remain unchanged.

This Addendum is made in two originals.

Stavanger, 29 March, 2011

THE PARTIES INDICATE THEIR AGREEMENT TO THESE TERMS BY THEIR SIGNATURES BELOW:

Signed for and behalf of		Signed for and behalf of

KNUTSEN BØYELASTER VI KS		STATOIL USA

Signature:	/s/ JOHN E DALSUAG	Signature:	/s/ MARIT LUNDE

Print:	John E Dalsuag	Print:	Marit Lunde

Title:	Vice President	Title:	Vice President